                                                           Reg. ICA No. 811-9068
                                                               File No. 33-94412


     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON  MARCH 29, 1996


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549
                                -----------------
                                    FORM N-1A


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         /X/

                          Pre-Effective Amendment No.                        / /

                         Post-Effective Amendment No.  1                     /X/

                                       and

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                      /X/

                                Amendment No.  3                             /X/

                                -----------------


                          TRANS ADVISER FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

                                 P.O. Box 90001
                        Bowling Green, Kentucky 42102-9001
               (Address of Principal Executive Office)  (Zip Code)

       Registrant's Telephone Number, including Area Code:  (502) 781-5000




                                        Copy to:

Thomas A. Trantum                  Carl Frischling, Esq.
Mastrapasqua & Associates          Kramer, Levin, Naftalis, Nessen, Kamin &
1801 West End Avenue, 18th Floor    Frankel
Nashville, Tennessee  37203        919 Third Avenue
                                   New York, New York   10022
                                   (Name and Address of Agent for Service)

It is proposed that this filing will become effective:

     /X/  immediately upon filing pursuant to paragraph (b)
     / /  on (           ) pursuant to paragraph (b)
     / /  60 days after filing pursuant to paragraph (a)(1)
     / /  on (           ) pursuant to paragraph (a)(1)
     / /  75 days after filing pursuant to paragraph (a)(2) rule 485.
     / /  on (           ) pursuant to paragraph (a)(2)

If appropriate, check the following box:

     / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


               ___________________________________________________

     Pursuant to Rule 24f-2 under the Investment Company Act of 1940, the Registrant has declared that an indefinite number or amount of its shares of common stock be registered under the Securities Act of 1933. The $500 filing fee required by said Rule was paid upon the initial filing.

                              CROSS-REFERENCE SHEET


          (Pursuant to Rule 404 showing location in each form of Prospectus of the responses to the Items in Part A and location in each form of Prospectus and the Statement of Additional Information of the responses to the Items in Part B of Form N-1A).


Item Number
Form N-1A,
  Part A                      Prospectus Caption
-----------                   ------------------

  1                           Front Cover Page

  2(a)                        Fee Table

   (b)                        Not Applicable

  3(a)                        Not Applicable

   (b)                        Not Applicable

   (c)                        Not Applicable

   (d)                        Not Applicable

  4(a)                        Investment Objectives and Policies

   (c)                        Investment Objectives and Policies; Risks Factors

  5(a)                        Management of  Trans Adviser Funds

   (b)                        Management of Trans Adviser Funds

   (c)                        Management of Trans Adviser Funds

   (d)                        Management of Trans Adviser Funds

   (e)                        Management Trans Adviser of Funds

Item Number
Form N-1A,
  Part A                      Prospectus Caption
-----------                   ------------------

   (f)                        Management of Trans Adviser Funds

   (g)                        Management of Trans Adviser Funds

  5A                          Not Applicable

  6(a)                        General Information

   (b)                        Not Applicable

   (c)                        Not Applicable

   (d)                        Not Applicable

   (e)                        Cover Page

   (f)                        Dividends and Taxes

   (g)                        Dividends and Taxes

   (h)                        Not Applicable

  7(a)                        How to Invest

   (b)                        Valuation of Shares; How to Redeem Shares

   (c)                        How to Invest; How to Redeem Shares

   (d)                        How to Invest

   (e)                        Not Applicable

   (f)                        Management of Trans Advisor Funds

  8(a)                        How to Redeem Shares

   (b)                        How to Redeem Shares

   (c)                        How to Redeem Shares

   (d)                        How to Redeem Shares

  9                           Not Applicable

Item Number
Form N-1A,                                        Statement of Additional
  Part A            Prospectus Caption              Information Caption
-----------         ------------------            -----------------------

          Item Number                             Statement of Additional
            Part B                                  Information Caption
          -----------                             -----------------------

          10                                      Front Cover Page

          11                                      Table of Contents

          12                                      Trans Adviser Funds

          13                                      Investment Objectives and
                                                  Policies

          14                                      Management of the Company

          15(a)                                   Additional Information

            (b)                                   Additional Information

            (c)                                   Additional Information


          16(a)                                   Management of the Company

            (b)                                   Management of the Company

            (c)                                   Management of the Company

            (d)                                   Management of the Company

            (e)                                   Management of the Company

            (f)                                   Management of the Company

            (g)                                   Not Applicable

            (h)                                   Management of the Company

            (i)                                   Not Applicable

          17                                      Management of the Company

Item Number
Form N-1A,                                        Statement of Additional
  Part A            Prospectus Caption              Information Caption
-----------         ------------------            -----------------------

          Item Number                             Statement of Additional
            Part B                                  Information Caption
          -----------                             -----------------------

          18                                      Additional Information


          19(a)                                   Additional Purchase and
                                                  Redemption Information

            (b)                                   Valuation

            (c)                                   Not Applicable

          20                                      Additional Purchase and
                                                  Redemption Information

          21(a)                                   Management of the Company

            (b)                                   Not Applicable

            (c)                                   Not Applicable

          22                                      Performance Information

          23                                      Financial Statements


PART C

     Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

           [LOGO]
                                    For Fund information, call (800) 308-TRAN or
                            contact us by E-mail at transadv@forum-financial.com


Trans Adviser Funds, Inc. (the "Company") is an open-end management investment company incorporated under the laws of the State of Maryland. The Company currently consists of six separate non-diversified investment funds, the Growth/Value Fund, the Aggressive Growth Fund, the Intermediate Bond Fund, the Kentucky Tax-Free Fund, the Tennessee Tax-Free Fund and the Money Market Fund (collectively, the "Funds"). Each of the Funds has a different investment objective and the net asset value per share of each of the Funds (except the Money Market Fund) will fluctuate as the value of its investment portfolio changes in response to changing market conditions and other factors. THE MONEY MARKET FUND SEEKS TO MAINTAIN A CONSTANT NET ASSET VALUE OF $1.00 PER SHARE, BUT THERE CAN BE NO ASSURANCE THAT NET ASSET VALUE WILL NOT VARY.

Additional information about the Funds, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission and is available upon request without charge by writing to the Company at its address or by calling the Company at the telephone number (E-mail address) shown above. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.

This Prospectus sets forth concisely the information about the Funds that a prospective investor ought to know before investing. Investors should read this Prospectus and retain it for future reference.

THE COMPANY'S SHARES ARE NOT OBLIGATIONS, DEPOSITS OR ACCOUNTS OF, OR ENDORSED OR GUARANTEED BY TRANS FINANCIAL BANK, N.A., ANY OF ITS AFFILIATES, OR ANY OTHER BANK. THE COMPANY'S SHARES ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR BY ANY OTHER AGENCY. AN INVESTMENT IN THE COMPANY'S SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("COMMISSION") OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                 The date of this Prospectus is March 29, 1996

HIGHLIGHTS


SUMMARY. The Trans Adviser Family of Funds consists of a Growth/Value Fund, Aggressive Growth Fund, Intermediate Bond Fund, Kentucky Tax-Free Fund, Tennessee Tax-Free Fund and a Money Market Fund. Trans Financial Bank, N.A., headquartered in Bowling Green, Kentucky, is the Adviser and as such provides the overall management necessary for the Funds' operations and oversees the investment of their assets. The Adviser is a subsidiary of Trans Financial, Inc. which is a full service financial services company with approximately $650 million in assets under management as of December 31, 1995. Mastrapasqua & Associates, Inc. ("M&A"), located in Nashville, TN, is the sub-adviser of the Funds and in this capacity will directly manage the Growth/Value and Aggressive Growth Funds as well as provide an economic and strategic overview that will be utilized by the entire Family of Funds.


INVESTMENT STYLE. The Fixed Income Funds will be actively managed using a disciplined, relative-value investment style. Return enhancement and risk control will be managed through interest rate and duration analysis, term structure, and issue selection. The Growth Funds interrelate economic and monetary factors such as liquidity, interest rates with sector analysis, capitalization cycles and individual company fundamentals. In selecting investments for the Growth Funds, M&A will purchase securities with a view towards potential appreciation within a 36-month period.


COMPENSATION. The Adviser receives monthly compensation from each Fund based on the amount of assets under management. The Adviser, not the Funds, compensates M&A pursuant to a sub-advisory agreement. See "Management of Trans Adviser Funds."


HOW TO INVEST AND REDEEM SHARES. Shares can be purchased or redeemed from Forum Financial Services, Inc. ("Forum"), the principal distributor, at (800) 811-8258 or broker-dealers that have entered into a dealer agreement with Forum. See:
"How to Invest."

INVESTOR SERVICES AND PRIVILEGES. Free telephone exchange. See: "How to Invest" and "How to Redeem Shares."

DIVIDENDS. GROWTH FUNDS: declare and pay dividends at least annually from net investment income; FIXED INCOME FUNDS: declare dividends daily and pay dividends monthly from net investment income; election for automatic reinvestment or cash receipt. See "Dividends and Taxes."

RISK FACTORS AND SPECIAL CONSIDERATIONS. The Funds are non-diversified funds (however, the Money Market Fund intends to comply with the diversification requirements of Rule 2a-7 of the Investment Company Act of 1940). Non-diversified Funds may be invested in a limited number of issues; thus, there may be greater risk in an investment in these Funds than in diversified investment companies. Moreover, there are potential risks associated with certain of the Funds' investments and additional risk considerations that may be associated with certain techniques and strategies employed by the Funds, including those relating to futures and options transactions. Such risks may not be incurred by other investment companies which have similar investment objectives, but which do not use these techniques and strategies.

FEE TABLE

For a better understanding of the expenses you will incur when investing in a Fund offered pursuant to this Prospectus, a summary of estimated expenses is set forth below.


                                            Growth/   Aggressive Intermediate  Kentucky   Tennessee    Money
                                             Value     Growth       Bond       Tax-Free   Tax-Free    Market
                                             Fund       Fund        Fund         Fund       Fund       Fund
                                           ---------  ---------  -----------  ----------  ---------  ---------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Commission Imposed on
  Purchases (as a percentage of offering
  price)                                     4.50%      4.50%       4.50%       4.50%       4.50%      NONE
Maximum Sales Commission Imposed on
  Reinvested Dividends (as a percentage
  of offering price)                         NONE       NONE        NONE         NONE       NONE       NONE
Maximum Contingent Deferred Sales
  Commission (as a percentage of original
  purchase price or redemption proceeds,
  as applicable)                             NONE       NONE        NONE         NONE       NONE       NONE
Redemption Fees (as a percentage of
  amount redeemed, if applicable)            NONE       NONE        NONE         NONE       NONE       NONE
Exchange Fee                                 NONE       NONE        NONE         NONE       NONE       NONE
ANNUAL FUND OPERATING EXPENSES (AS A
  PERCENTAGE OF NET ASSETS)
Advisory Fees                                .00%       .00%        .00%         .00%       .40%       .00%
12b-1 Fees                                   NONE       NONE        NONE         NONE       NONE       NONE
Shareholder Servicing                        .25%       .25%        .25%         .25%       .25%       .25%
Other Expenses                               1.70%      1.69%       .27%         .59%       .20%       .40%
Total Fund Operating Expenses               1.95%*     1.94%*       .52%*       .84%*       .85%*      .65%*



EXAMPLE:


You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:


                          1 Year       3 Years      5 Years     10 Years
                        -----------  -----------  -----------  -----------
Growth/Value Fund        $      20    $      61    $     105    $     227
Aggressive Growth Fund   $      20    $      61    $     105    $     226
Intermediate Bond Fund   $       5    $      17    $      29    $      65
Kentucky Tax-Free Fund   $       9    $      27    $      47    $     104
Tennessee Tax-Free
 Fund                    $      53    $      71    $            $
Money Market Fund        $       7    $      21    $      36    $      81


The purpose of the table above is to assist an investor in the Funds in understanding the various costs and expenses that an investor in a Fund will bear directly or indirectly. See "Management of Trans Adviser Funds" for a more complete discussion of annual operating expenses of the Funds. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


*Total Fund Operating Expenses reflect the voluntary waiver of Advisory Fees and certain other expenses. Absent such voluntary waiver, Advisory Fees, Other Expenses and Total Fund Operating Expenses, for each fund would be:
 Growth/Value Fund: 1.00%, 2.67% and 3.92%, respectively; Aggresive Growth Fund:
 1.00%,  9.39%  and  10.64%;  Intermediate Bond  Fund:  .40%,  1.66%  and 2.31%;
 Kentucky Tax-Free Fund: .40%, 1.31% and 1.96%; and Money Market Fund: .20%, .69% and 1.14%.

FINANCIAL HIGHLIGHTS



The table set forth below provides selected per share data and ratios for one share outstanding of each Fund. This information is supplemented by financial statements and accompanying notes appearing in the Fund's Semi-Annual Report to Shareholders for the fiscal period ended February 29, 1996, which is incorporated by reference into the Statement of Additional Information. Shareholders can obtain a copy of this report by contacting the Funds or their Shareholder Servicing Agent.



SELECTED PER SHARE DATA
AND RATIOS FOR A SHARE
OUTSTANDING THROUGHOUT                     AGGRESSIVE    INTERMEDIATE     KENTUCKY        MONEY
THE PERIOD ENDED FEBRUARY  GROWTH/VALUE      GROWTH          BOND         TAX-FREE        MARKET
29, 1996.(A)                   FUND           FUND           FUND           FUND           FUND
                           ------------   ------------   ------------   ------------   ------------
Beginning Net Asset Value
  Per Share..............    $10.00         $10.00         $10.00         $10.00          $1.00
Net Investment
  Income/(Loss)(d).......     (0.02)         (0.03)          0.25           0.24           0.21
Net Realized and
  Unrealized Gain (Loss)
  on Investments.........      1.36           0.57          (0.01)          0.31             --
Distributions from Net
  Investment Income......        --             --          (0.25)         (0.24)         (0.21)
Ending Net Asset Value
  Per Share..............    $11.34         $10.54          $9.99         $10.31          $1.00

Ratios to Average Net
  Assets:
  Expenses(b)............      1.95%(c)       1.95%(c)       0.52%(c)       0.85%(c)       0.65%(c)
  Net Investment Income
   (Loss)................     (0.40)%(c)     (0.79)%(c)      6.12%(c)       5.33%(c)       5.03%(c)
Total Return.............     13.40%          5.40%          2.40%          5.55%          2.16%
Portfolio Turnover
  Rate...................      2.00%         12.10%          7.89%         59.97%        N/A
Net Assets at End of
  Period (000's
  omitted)...............  $  8,061       $  2,629       $ 10,420       $ 17,755       $ 57,882



(a) See note 1 of notes to financial statements for commencement of operations.



(b) During the period, various fees and expenses were waived and reimbursed. Had such waiver and reimbursement not occurred, the ratio of expenses to average net assets would have been:



                               3.87    %(c)      10.51  %(c)      2.34   %(c)        2.04 %(c)        1.13 %(c)



(c) Annualized.



(d) Using weighted average shares outstanding.

INVESTMENT OBJECTIVES AND POLICIES

The investment objectives and policies of each Fund are described below. Specific investment techniques that may be employed by the Funds are described in a separate section of this Prospectus and in the Statement of Additional Information. While each Fund's objective is fundamental and can only be changed by vote of the majority of the outstanding shares of a particular Fund, the Board of Directors of the Company reserves the right to change any of the investment policies, strategies or practices of any of the Funds without shareholder approval, except in those instances where shareholder approval is expressly required.


The GROWTH/VALUE FUND seeks long-term capital appreciation primarily through equity investments in companies whose valuation may not yet reflect the prospect for accelerating earnings/cash flow growth. The Fund seeks to achieve its objective by investing primarily in common stocks but also in preferred stocks, convertible bonds and warrants of companies which in the opinion of the Fund's investment adviser are expected to achieve growth of investment principal over time. The investment style is to focus on companies that have a demonstrated record of achievement with excellent prospects for earnings and/or cash flow growth over a 3 to 5 year period. It is anticipated that the average stock holding period will be within an 18 to 36 month time frame. Of course, changes in fundamental outlook and market conditions can alter these time horizons materially.


It is anticipated that common stocks will be the principal form of investment by the Fund. The Fund's portfolio is comprised of securities of two basic categories of companies: (1) "core" companies, which Fund management considers to have experienced above-average and consistent long-term growth in earnings/cash flow and to have excellent prospects for outstanding future growth, and (2) "earnings/cash flow acceleration" companies, which Fund management believes are either currently enjoying or are projected to enjoy a dramatic increase in earnings and/or cash flow. Investments will largely be made in companies of greater than $750 million capitalization. The Fund will invest no more than 10% of its assets in companies with market capitalization of less than $750 million at the time of purchase.

The AGGRESSIVE GROWTH FUND seeks long-term capital appreciation primarily through equity investments. The Fund will seek growth opportunities among companies of various sizes. The Fund seeks to achieve its objective by investing primarily in common stocks but also in preferred stocks, convertible bonds, options and warrants of companies which in the opinion of the Fund's investment adviser are expected to achieve growth of investment principal over time. Many of these companies are in the small to medium-sized category (companies with market capitalizations of less than $750 million at the time of purchase). In addition, up to 15% of the Fund's assets may be invested in illiquid investments or in private companies whose common shares are not actively traded on any national or regional exchange.

The investment style is to focus on companies that have an excellent prospect for earnings cash flow growth over a 3 to 5 year period. Of course, changes in fundamental outlook and market conditions can alter potential returns substantially. It is intended that the Aggressive Growth Fund will assume a more expanded risk profile than will be the case with the Growth/Value Fund. While this could result in above-average appreciation (depreciation), there is no assurance that this will in fact be the case.

It is anticipated that common stocks will be the principal form of investment by the Fund. The Fund's portfolio is comprised of securities of two basic categories of companies: (1) "core" companies, which Fund management considers to have experienced above-average and consistent long-term growth in earnings/cash flow and to have excellent prospects for future growth, and (2) "earnings/cash flow acceleration" companies, which Fund management believes are either currently enjoying or are projected to enjoy a dramatic increase in earnings and/or cash flow. Investments will largely be made in companies of varying sizes, even those with less than $750 million capitalization.


Additionally, the Aggressive Growth Fund may invest a maximum of 20% of its assets, and the Growth/Value Fund may invest a maximum of 30% of its assets, in fixed-income securities rated Baa3 or better by Moody's Investors Service, Inc. ("Moody's") or BBB or better by Standard & Poor's Corporation ("S&P") or, if unrated, deemed to be of comparable quality by M&A. The fixed income securities in which such Funds may invest include U.S. Government obligations, mortgage-backed securities, asset-backed securities, bank obligations, corporate debt obligations and unrated obligations, including those of foreign issuers.

M&A will be particularly interested in growth companies that are likely to benefit from new or innovative products, services or processes that should enhance such companies' prospects for future growth in earnings/cash flow. As a result of this policy, the market prices of many of the securities purchased and held by the Growth/Value and Aggressive Growth Funds (the "Growth Funds") may fluctuate widely. Any income received from securities held by the Growth Funds will be incidental, and an investor should not consider a purchase of shares of the Growth Funds as equivalent to a complete investment program.

The INTERMEDIATE BOND FUND seeks to provide as high a level of current income as is consistent with the preservation of capital. The Fund invests substantially all of its assets in marketable corporate debt securities, U.S. Government securities, mortgage-related securities, other asset-backed securities and cash or money market instruments. Normally, at least 65% of the Fund's assets will be invested in bonds (debt securities of the types listed below).

At least 60% of the value of the Intermediate Bond Fund's assets, measured at the time of any purchase, must be invested in the following categories:

  - marketable corporate debt securities such as bonds rated at the time of purchase within the three highest investment grade ratings (A or better) assigned by Moody's or S&P (all ratings discussed below refer to those assigned by these two rating agencies) or, if not rated by either of these rating agencies, determined by the Fund's investment adviser as being of investment quality equivalent to securities rated A or better;


  - U.S. Government securities including (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds), (2) obligations guaranteed as to principal and interest by the U.S. Treasury such as Government National Mortgage Association certificates (described below) and Federal Housing Administration debentures, and (3) securities issued by U.S. Government instrumentalities and certain Federal agencies that are neither direct obligations of, nor guaranteed by, the U.S. Treasury;


  - mortgage-related securities rated A or better or unrated securities that are determined to be of equivalent quality of (1) governmental issuers, including Government National Mortgage Association certificates, which are securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the U.S. Government, and securities issued and guaranteed as to the payment of interest and principal by the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation (but not backed by the U.S. Government); (2) private issuers, including mortgage pass-through certificates or mortgage-backed bonds; and (3) the governmental issuers mentioned above or private issuers, including collateralized mortgage obligations and real estate mortgage investment conduits which are issued in portions or tranches with varying maturities and characteristics; some tranches may only receive the interest paid on the underlying mortgages
    (IOs) and others may only receive the principal payments (POs); the values of IOs and POs are extremely sensitive to interest rate fluctuations and prepayment rates, and IOs are also subject to the risk of early prepayment of the underlying mortgages which will substantially reduce or eliminate interest payments (see the Statement of Additional Information for more about these securities);

  - other asset-backed securities rated A or better or unrated securities that are determined by the Adviser to be of equivalent quality (unrelated to mortgage loans) such as securities whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts or a pool of credit card loan receivables (see the Statement of Additional Information for more about these securities); and

  - cash or money market instruments, including
    commercial bank obligations (certificates of deposit, which are interest-bearing time deposits; bankers' acceptances, which are time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity and demand or time deposits) and commercial paper (short-term notes with maturities of up to nine months issued by corporations or government bodies).

The remaining 40% of the Intermediate Bond Fund's assets, measured at the time of purchase, may be invested in debt securities rated below A or unrated securities that are determined to be of equivalent quality, including marketable corporate debt securities, mortgage-related securities and other asset-backed securities. Securities rated within the fourth highest category (BBB, Baa) may have speculative characteristics and display a weakened ability to pay interest and repay principal under adverse economic conditions or changing circumstances. However, securities rated lower than Baa or BBB or unrated securities that are determined to be of equivalent quality (commonly known as "junk" or "high-yield, high-risk" bonds) will represent less than 20% of the Fund's net assets and are subject to independent investment analysis by the Adviser before purchase. The Fund may from time to time invest in fixed-income securities of corporations outside the U.S. or governmental entities, and the Fund may purchase or sell various currencies on either a spot or forward basis in connection with these investments.

MATURITY. The maturity composition of the Intermediate Bond Fund's portfolio of fixed-income securities will be adjusted in response to market conditions and expectations. There are no restrictions on the maturity composition of the portfolio, although it is anticipated that the Fund normally will be invested substantially in intermediate-term (3 to 10 years to maturity) and long-term (over 10 years to maturity) securities and have a dollar-weighted average portfolio maturity of more than 3 years, but not more than 10 years.

LOAN  PARTICIPATIONS.   The  Intermediate Bond  Fund may  invest, subject  to an
overall 10% limit on loans, in loan participations, typically made by a syndicate of banks to U.S. and non-U.S. corporate or governmental borrowers for a variety of purposes. The underlying loans may be secured or unsecured, and will vary in term and legal structure. When purchasing such instruments the Fund may assume the credit risks associated with the original bank lender as well as the credit risks associated with the borrower. Investments in loan participations present the possibility that the Fund could be held liable as a co-lender under emerging legal theories of lender liability. In addition, if the loan is foreclosed, the Fund could be part owner of any collateral, and could bear the costs and liabilities of owning and disposing of the collateral. Loan participations are generally not rated by major rating agencies and may not be protected by the securities laws. Also, loan participations are generally considered to be illiquid and are therefore subject to the Fund's overall 15% limitation on illiquid securities.

The KENTUCKY TAX-FREE FUND seeks to provide as high a level of current income exempt from Kentucky and Federal income taxes as is consistent with preservation of capital by investing in municipal obligations which pay interest exempt from Kentucky State and Federal income taxes. These municipal obligations must, at the time of purchase, either be rated within the four highest credit ratings (considered as investment grade) assigned by

Moody's or S&P, or, if unrated, be determined to be of comparable quality by the Fund's Adviser. The Fund's shares are designed to be a suitable investment for investors who seek income exempt from Kentucky State and regular Federal income taxes.

The TENNESSEE TAX-FREE FUND seeks to provide as high a level of current income exempt from Tennessee and Federal income taxes as is consistent with preservation of capital by investing in municipal obligations which pay interest exempt from Tennessee State and Federal income taxes. These municipal obligations must, at the time of purchase, either be rated within the four highest credit ratings (considered as investment grade) assigned by Moody's or S&P, or, if unrated, be determined to be of comparable quality by the Fund's Adviser. The Fund's shares are designed to be a suitable investment for investors who seek income exempt from Tennessee State and regular Federal income taxes.

MUNICIPAL OBLIGATIONS. The Kentucky Tax-Free Fund and the Tennessee Tax-Free Fund (the "Tax-Free Funds") invest in municipal obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities to obtain funds for various public purposes. The two principal classifications of municipal obligations are "notes" and "bonds." Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less while municipal bonds have extended maturities. Municipal notes include: project notes, which sometimes carry a U.S. Government guarantee; tax anticipation notes; revenue anticipation notes; bond anticipation notes; construction loan notes; and floating and variable rate demand notes. Municipal obligations also include short-term debt, often issued for general purposes, known as "municipal commercial paper." Municipal obligations include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment. The purposes for which municipal obligations such as bonds are issued include the construction of a wide range of public facilities such as airports, highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works. Other public purposes for which municipal obligations may be issued include the refunding of outstanding obligations, the obtaining of funds for general operating expenses and the obtaining of funds to lend to other public institutions and facilities.

In general, there are nine separate ratings, ranging from the highest to the lowest quality standards for municipal obligations. So that each Tax-Free Fund will have a portfolio of quality oriented (investment grade) securities, the municipal obligations which each Fund will purchase must, at the time of purchase, either (i) be rated within the four highest credit ratings assigned by Moody's or S&P; or (ii) if unrated, be determined to be of comparable quality to municipal obligations so rated by the Adviser, subject to the direction and control of the Company's Board of Directors. Municipal obligations rated in the fourth highest credit rating are considered by such rating agencies to be of medium quality and thus may present investment risks not present in more highly rated obligations. Such bonds lack outstanding investment characteristics and may in fact have speculative characteristics as well; changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher grade bonds. If after purchase, the rating of any rated municipal obligation is downgraded such that it could not then be purchased by a Tax-Free Fund, or, in the case of an unrated municipal obligation, if the Adviser determines that the unrated obligation is no longer of comparable quality to those rated obligations which the Fund may purchase, it is the current policy of the Funds to cause any such obligation to be sold as promptly thereafter as the Adviser in its discretion determines to be consistent with the Fund's objectives; such obligation remains in the Fund's portfolio until it is sold. In addition, because a downgrade often results in a reduction in the market price of a downgraded obligation, sale of such an obligation may result in a loss. See Appendix A to the Statement of Additional Information for further information as to these ratings.

In seeking its objective of providing as high a level of current income which is exempt from both Kentucky State and regular Federal income taxes as is consistent with the preservation of capital, the Kentucky Tax-Free Fund will invest in Kentucky Obligations (as defined below). There is no assurance that the Fund will achieve its objective, which is a fundamental policy of the Fund.

As used in this Prospectus and the Statement of Additional Information, the term "Kentucky Obligations" means obligations, including those of certain non-Kentucky issuers, of any maturity which pay interest which, in the opinion of bond counsel or other appropriate counsel, is exempt from regular Federal income taxes and Kentucky income taxes. Although exempt from regular Federal income tax, interest paid on certain types of Kentucky Obligations and dividends which the Fund might pay from this interest are preference items as to the Federal alternative minimum tax; for further information, see "Dividends and Taxes." As a fundamental policy, at least 80% of the Fund's net assets will be invested in Kentucky Obligations the income paid upon which will not be subject to the alternative minimum tax; accordingly, the Fund can invest up to 20% of its net assets in obligations which are subject to the Federal alternative minimum tax. The Fund may refrain entirely from purchasing these types of Kentucky Obligations.

The non-Kentucky bonds or other obligations the interest on which is exempt under present law from regular Federal and Kentucky income taxes are the bonds or other obligations issued by or under the authority of Guam, the Northern Mariana Islands, Puerto Rico and the Virgin Islands. As a Kentucky-oriented fund, at least 65% of the Fund's total assets will be invested in Kentucky Obligations of Kentucky issuers. The Fund invests in futures and options on futures (see below) for protective (hedging) purposes. The Fund can purchase industrial development bonds only if they meet the definition of Kentucky Obligations, i.e., the interest on them is exempt from Kentucky State and regular Federal income taxes.

In seeking its objective of providing as high a level of current income which is exempt from both Tennessee State and regular Federal income taxes as is consistent with the preservation of capital, the Tennessee Tax-Free Fund will invest in Tennessee Obligations (as defined below). There is no assurance that the Fund will achieve its objective, which is a fundamental policy of the Fund.

As used in this Prospectus and the Statement of Additional Information, the term "Tennessee Obligations" means obligations of any maturity which pay interest which, in the opinion of bond counsel or other appropriate counsel, is exempt from regular Federal income taxes and Tennessee income taxes. Although exempt from regular Federal income tax, interest paid on certain types of Tennessee Obligations and dividends which the Fund might pay from this interest are preference items as to the Federal alternative minimum tax; for further information, see "Dividends and Taxes." As a fundamental policy, at least 80% of the Fund's net assets will be invested in Tennessee Obligations the income paid upon which will not be subject to the alternative minimum tax; accordingly, the Fund can invest up to 20% of its net assets in obligations which are subject to the Federal alternative minimum tax. The Fund may refrain entirely from purchasing these types of Tennessee Obligations.

As a Tennessee-oriented fund, at least 65% of the Fund's total assets will be invested in Tennessee Obligations of Tennessee issuers. The Fund invests in futures and options on futures (see below) for protective (hedging) purposes. The Fund can purchase industrial development bonds only if they meet the definition of Tennessee Obligations, i.e., the interest on them is exempt from Tennessee State and regular Federal income taxes.

CERTAIN STABILIZING MEASURES

In attempting to protect against declines in the value of its investments and other market risks, the

Tax-Free Funds will employ such traditional measures as varying maturities, upgrading credit standards for portfolio purchases, broadening diversification and increasing its position in cash and cash equivalents. Although the Funds have no current intention of using futures or options, to the limited degree described below, these may be used to attempt to hedge against changes in the market price of a Fund's municipal obligations caused by interest rate fluctuations. Futures and options also may provide a hedge against increases in the cost of securities the Funds intend to purchase.

Although they do not currently do so, the Tax-Free Funds may buy and sell futures contracts relating to indices on municipal bonds ("municipal bond index futures") and to U.S. Government securities ("U.S. Government securities futures"); both kinds of futures contracts are "futures." The Funds may also write and purchase put and call options on futures. As a matter of fundamental policy, each Tax-Free Fund will not buy or sell a future or an option on a future if thereafter more than 5% of the Fund's total assets would be in initial or variation margin on such futures and options on them, and in premiums on such options. (See the Statement of Additional Information).

PARTICIPATION INTERESTS

The Tax-Free Funds may purchase from financial institutions participation interests in municipal obligations (such as industrial development bonds and municipal lease/purchase agreements). A participation interest gives a Fund an undivided interest in the underlying municipal obligations in the proportion that the Fund's participation interest bears to the total amount of the underlying municipal obligations. All such participation interests must meet a Fund's credit requirements. Municipal lease obligations are issued by a state or local government or authority to acquire land and a wide variety of equipment and facilities. These obligations typically are not fully backed by the municipality's credit, and their interest may become taxable if the lease is assigned. If the funds are not available for the following year's lease payments, the lease may terminate, with the possibility of default on the lease obligation and significant loss to the Fund. Certificates of participation in municipal lease obligations or installment sales contracts entitle the holder to a proportionate interest in the lease-purchase payments made. Each Tax-Free Fund may invest up to 10% of its assets in participation interests.

CURRENT POLICY AS TO CERTAIN OBLIGATIONS

Each Tax-Free Fund will not invest more than 25% of its total assets in (i) municipal obligations the interest on which is paid from revenues of similar type projects or (ii) industrial development bonds, unless this Prospectus and/or the Statement of Additional Information are supplemented to reflect the change and to give additional information.


KENTUCKY. Kentucky's economy in many ways resembles a scaled-down version of the U.S. economy in its diversity. The Kentucky economy, once dominated by coal, horses, bourbon and tobacco has become a diversified modern economy including manufacturing of industrial machinery, automobiles and automobile parts, consumer appliances, and nondurable goods such as apparel. In addition, Kentucky's nonmanufacturing industries have grown considerably in recent years, with strong gains in air transportation, health and business services, and retail trade. Kentucky's parks, horsebreeding and racing industry, symbolized by the Kentucky Derby, play an important role in expanding the tourism industry in Kentucky.


TENNESSEE. Historically, the Tennessee economy has been characterized by a greater concentration in manufacturing employment than the U.S. as a whole. The economy is, however, undergoing a structural change through the increase in service sector employment.

Tennessee's financial operations are considerably different than most other states because there is no state payroll income tax. This factor, together with the State's reliance on the sales tax for approximately 55% of General Fund receipts, exposes total State tax collections to considerably more volatility than would otherwise be the case and, in the event of an economic downswing, could affect the State's ability to pay principal and interest in a timely manner.

The MONEY MARKET FUND seeks current income with liquidity and stability of principal. The Money Market Fund seeks to achieve this objective by investing in a portfolio of high-quality, U.S. dollar-denominated money market instruments. All securities in which the Money Market Fund invests have remaining maturities of 397 days or less. The dollar-weighted average maturity of the securities will not exceed 90 days. The Fund invests in:

  - obligations of domestic financial institutions including certificates of deposit, bankers' acceptances and time deposits.

  - obligations of foreign branches of U.S. banks
    (Eurodollars) consisting of certificates of deposit, bankers' acceptances and time deposits.

  - obligations of the U.S. Government or any of
    its  agencies   or   instrumentalities   which  may   be   backed   by   the
    credit-worthiness of the issuing agency.

  - short-term corporate obligations, consisting of commercial paper, notes, and bonds, with remaining maturities of 397 days or less.

  - repurchase agreements with member banks of the Federal Reserve System and primary dealers in U.S. Government securities with respect to any security in which the Fund is authorized to invest.

  - other short-term debt obligations of domestic issuers discussed in this Prospectus.

The Money Market Fund may invest in obligations of foreign branches of U.S. banks (Eurodollars). Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidences of ownership of portfolio securities may be held outside of the U.S. and the Fund may be subject to the risks associated with the holding of such property overseas. Various provisions of Federal law governing the establishment and operation of domestic branches do not apply to foreign branches of domestic banks. The Adviser, subject to the overall supervision of the Company's Board of Directors, carefully considers these factors when making investments. The Fund does not limit the amount of its assets which can be invested in any one type of instrument or in any foreign country in which a branch of a U.S. bank or the parent of a U.S. branch is located. Investments in obligations of foreign banks are subject to the overall limit of 25% of total assets which may be invested in a single industry.


Available cash invested in the Money Market Fund earns income at current money market rates while remaining conveniently liquid. In order to provide full liquidity, the Fund will seek to maintain a stable $1.00 share price; limit portfolio average maturity to 90 days or less; buy U.S. dollar-denominated securities which mature in 397 days or less; and buy only high quality securities with minimal credit risks. As required by Rule 2a-7 under the Investment Company Act of 1940, as amended ("Rule 2a-7"), the Fund's Board of Directors (the "directors") will monitor the quality of the Fund's investments.


Of course, a $1.00 share price cannot be guaranteed, but these practices help to minimize any price fluctuations that might result from rising or declining interest rates. Accordingly, while the Fund invests in high quality securities, investors should be aware that an investment is not without risk even if all securities are paid in full at maturity. All money market instruments, including U.S. government securities, can change in value when interest rates change or an issuer's creditworthiness changes.

LIMITING INVESTMENT RISKS

The  Money  Market  Fund  follows   specific  guidelines  in  buying   portfolio
securities:

The Fund will only purchase obligations that (i) are rated high quality by two of the following four nationally recognized rating services: Duff & Phelps Inc. ("Duff"), Fitch Investors Service, Inc. ("Fitch"), Moody's, and S&P, if rated by two or more services; (ii) are rated high quality if rated by only one rating service; or (iii) if unrated, are determined to be of equivalent quality pursuant to procedures reviewed by the directors. Obligations that are not rated are not necessarily of lower quality than those which are rated, but may be less marketable and therefore may provide higher yields.

Currently, only obligations in the top two categories are considered to be rated high quality for commercial paper. The two highest rating categories of Duff, Fitch, Moody's and S&P are Duff 1 and Duff 2, Fitch-1 and Fitch-2, Prime-1 and Prime-2, and A-1 and A-2, respectively. Under Rule 2a-7, the Fund is not permitted to invest more than 5% of its total assets in securities that would be considered to be in the second highest rating category, and, subject to this limitation, the Fund may not invest more than the greater of 1% of its total assets or $1 million in such securities of any one issuer. The Fund may purchase an instrument rated below highest quality by a rating service if two other services have given that instrument a highest quality rating ("split rated" obligation), and if the Adviser considers that the instrument is of highest quality and presents minimal credit risks.

For other corporate obligations, the two highest rating categories are AAA and AA by Duff, AAA and AA by Fitch, Aaa and Aa by Moody's and AAA and AA by S&P. For a more complete description of these ratings see the Appendix to the Statement of Additional Information.

The Money Market Fund will commit no more than 10% of its net assets to illiquid securities, including repurchase agreements maturing in more than seven days.

In addition, the Money Market Fund has certain other limitations. As a matter of nonfundamental policy, the Fund will limit the percentage allocation of its investments so as to comply with Rule 2a-7, which generally limits to 5% of total assets the amount which may be invested in the securities of any one issuer and to no more than 25% of total assets the amount which would be invested in a particular industry, except that the Fund may invest more than 25% of total assets in the securities of banks.

Currently, the Securities and Exchange Commission (the "Commission") defines the term "bank" to include U.S. banks and their foreign branches if, in the case of foreign branches, the parent U.S. bank is unconditionally liable for such obligations. These limitations do not apply to obligations of the U.S. Government or any of its agencies or instrumentalities. The Money Market Fund does not consider utilities or companies engaged in finance generally to be one industry. Finance companies will be considered a part of the industry they finance (e.g., GMAC - auto; VISA - credit cards). Utilities will be divided according to the types of services they provide; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

The Money Market Fund may borrow money from banks or from other lenders, but not in an amount equal to or exceeding 33 1/3% of the current value of its total assets.

As a matter of operating policy, the Money Market Fund does not intend to purchase securities for investment during periods when the sum of temporary bank borrowings entered into to facilitate redemptions exceeds 5% of its total assets. This operating policy is not fundamental and may be changed without shareholder notification.

OTHER INVESTMENT PRACTICES

SECURITIES LENDING. In order to generate additional income, the Funds may, from time to time, lend their portfolio securities to broker-dealers, banks or institutional borrowers of securities. While the lending of securities may subject the Fund to certain risks, such as delays or the inability to regain the securities in the event the borrower were to default on its lending agreement or enter into bankruptcy, the Funds will receive at least 100% collateral in the form of cash or U.S. Government securities. This collateral will be valued daily by the Adviser (M&A) and should the market value of the loaned securities increase, the borrower will furnish additional collateral to the Funds. During the time portfolio securities are on loan, the borrower pays the Funds any dividends or interest paid on such securities. Loans are subject to termination by the Funds or the borrower at any time. While the Funds do not have the right to vote securities on loan, the Funds intend to terminate the loan and regain the right to vote if that is considered important with respect to the investment. The Funds will only enter into loan arrangements with broker-dealers, banks or other institutions which the Adviser (M&A) has determined are creditworthy under guidelines established by the Company's Board of Directors.

BORROWING.   The  Funds may borrow  money from banks  (including their custodian bank) or from other lenders to the extent permitted under applicable law, for temporary or emergency purposes and to meet redemptions and may pledge their assets to secure such borrowings. Additionally, the Aggressive Growth Fund may borrow for purposes of leveraging. Borrowing for investment increases both investment opportunity and investment risk. Such borrowings in no way affect the Federal tax status of the Funds or their dividends. If the investment income on securities purchased with borrowed money exceeds the interest paid on the borrowing, the net asset value of the Aggressive Growth Fund's shares will rise faster than would otherwise be the case. On the other hand, if the investment income fails to cover the Aggressive Growth Fund's costs, including the interest on borrowings or if there are losses, the net asset value of such Fund's shares will decrease faster than would otherwise be the case. This is the speculative factor known as leverage.


The Investment Company Act of 1940, as amended (the "1940 Act") requires the Funds to maintain asset coverage of at least 300% for all such borrowings, and should such asset coverage at any time fall below 300%, the Funds would be required to reduce their borrowings within three days to the extent necessary to meet the requirements of the 1940 Act. To reduce their borrowings, the Funds might be required to sell securities at a time when it would be disadvantageous to do so.


In addition, because interest on money borrowed is a Fund expense that it would not otherwise incur, the Funds may have less net investment income during periods when its borrowings are substantial. The interest paid by the Funds on borrowings may be more or less than the yield on the securities purchased with borrowed funds, depending on prevailing market conditions.

SHORT-TERM TRADING. The Aggressive Growth Fund may engage in the technique of short-term trading. Such trading involves the selling of securities held for a short time, ranging from several months to less than a day. The object of such short-term trading is to increase the potential for capital appreciation and/or income of the Aggressive Growth Fund in order to take advantage of what M&A believes are changes in market, industry or individual company conditions or outlook. Any such trading would increase the turnover rate of the Aggressive Growth Fund and its transaction costs.

WHEN-ISSUED SECURITIES. Each of the Funds may also purchase securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the yield obtained in the transaction will be less than those available in the market when delivery takes place. The Funds will generally not pay for such securities or start earning interest on them until they are received. When a Fund agrees to purchase securities on a "when-issued" basis, the Company's custodian will set aside cash or liquid Fund securities equal to the amount of the commitment in a segregated account. Securities purchased on a "when-issued" basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Each of the Funds expects that commitments to purchase "when-issued" securities will not exceed 25% of the value of its total assets under normal market conditions and that a commitment to purchase

"when-issued" securities will not exceed 60 days. In the event its commitment to purchase "when-issued" securities ever exceeded 25% of the value of its assets, a Fund's liquidity and the investment advisor's ability to manage it might be adversely affected. The Funds do not intend to purchase "when-issued" securities for speculative purposes, but only for the purpose of acquiring portfolio securities.

VARIABLE AND FLOATING RATE SECURITIES. Each of the Funds may acquire variable and floating rate securities, subject to each Fund's investment objectives, policies and restrictions. A variable rate security is one whose terms provide for the readjustment of its interest rate on set dates and which, upon such readjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate security is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value.

REPURCHASE AGREEMENTS. The Money Market Fund, the Intermediate Bond Fund and the Aggressive Growth Fund may enter into repurchase agreements. Under a repurchase agreement, a Fund acquires a debt instrument for a relatively short period (usually not more than one week), subject to the obligation of the seller to repurchase and the Fund to resell such debt instrument at a fixed price. The resale price is in excess of the purchase price in that it reflects an agreed-upon market interest rate effective for the period of time during which the Fund's money is invested. Each Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to 100% of the purchase price including accrued interest earned on the underlying securities. The instruments held as collateral are valued daily by the Adviser (M&A) and as the value of instruments declines, the Funds will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, a Fund may incur a loss. If such a defaulting seller were to become insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, disposition of the underlying securities could involve certain costs or delays pending court action. Finally, it is not certain whether the Funds would be entitled, as against a claim of the seller or its receiver, trustee in bankruptcy or creditors, to retain the underlying securities. Repurchase agreements are considered by the staff of the Commission to be loans by the Funds.

REVERSE REPURCHASE AGREEMENTS. The Aggressive Growth Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, the Fund sells portfolio securities to financial institutions such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price. At the time the Fund enters into a reverse repurchase agreement, it must place in a segregated custodial account cash and liquid, high-grade debt securities having a value equal to the repurchase price (including accrued interest); the collateral will be marked to market on a daily basis, and will be continuously monitored to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

CONVERTIBLE SECURITIES. The Growth Funds may invest in all types of common stocks and equivalents (such as convertible debt securities and warrants) and preferred stocks. The Funds may invest in convertible securities which may offer higher income than the common stocks into which they are convertible. The convertible securities in which the Funds may invest consist of bonds, notes, debentures and preferred stocks which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The Funds may be required to permit the issuer of a convertible security to redeem the security, convert it into the underlying common stock or sell it to a third party. Thus, the Funds may not be able to control whether the issuer of a convertible security chooses to convert that security. If the issuer chooses to do so, this action could have an adverse effect on a Fund's ability to achieve its investment objectives.


Convertible securities are bonds, debentures, notes, preferred stock or other securities which may be converted or exchanged by the holder into shares of the underlying common stock at a stated exchange ratio. A convertible security may also be subject to redemption by the issuer, but only after a date and under certain circumstances (including a specified price) established on issue. Adjustable rate preferred stocks are preferred stocks which adjust their dividend rates quarterly based on specified relationships to certain indices of U.S. Treasury securities. A Fund may continue to hold securities obtained as a result of the conversion of convertible securities held by the Fund when M&A believes retaining such securities is consistent with the Fund's investment objectives.


LOWER-RATED SECURITIES. The Aggressive Growth Fund may invest up to 20% of its assets, the Growth/Value Fund may invest up to 10% of its assets and the Intermediate Bond Fund may invest up to 30% of its assets in higher yielding (and, therefore, higher risk), lower rated fixed-income securities, including debt securities, convertible securities and preferred stocks and unrated fixed-income securities. Lower rated fixed-income securities, commonly referred to as "junk bonds", are considered speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated fixed-income securities. See "Risk Factors - Lower Rated Fixed-Income Securities" below for a discussion of certain risks.

Differing yields on fixed-income securities of the same maturity are a function of several factors, including the relative financial strength of the issuers. Higher yields are generally available from securities in the lower categories of recognized rating agencies, i.e., Ba or lower by Moody's or BB or lower by S&P. The Funds may invest in any security which is rated by Moody's or by S&P, or in any unrated security which the Adviser (M&A) determines is of suitable quality. Securities in the rating categories below Baa as determined by Moody's and BBB as determined by S&P are considered to be of poor standing and predominantly speculative. The rating services descriptions of these rating categories, including the speculative characteristics of the lower categories, are set forth in Appendix A of the Statement of Additional Information.

Securities ratings are based largely on the issuer's historical financial information and the rating agencies' investment analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. Although the Adviser (M&A) will consider security ratings when making investment decisions in the high yield market, it will perform its own investment analysis and will not rely principally on the ratings assigned by the rating services. The Adviser's (M&A's) analysis generally may include, among other things, consideration of the issuer's experience and managerial strength, changing financial conditions, borrowing requirements or debt maturity schedules, and its responsiveness to changes in business conditions and interest rates. It also considers relative values based on anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects.


ADRS. The Growth Funds may invest in foreign securities through the purchase of American Depositary Receipts but will not do so if immediately after a purchase and as a result of the purchase the total value of such foreign securities owned by a Fund would exceed 10% of the value of the total assets of the Fund. Investment in foreign securities is subject to special risks, such as future adverse political and economic developments, possible seizure, nationalization, or expropriation of foreign investments, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source and the adoption of other foreign governmental restrictions. Additional risks include less publicly available information, the risk that companies may not be subject to the accounting, auditing and financial reporting standards and requirements of U.S. companies, the risk that foreign securities markets may have less volume and therefore less liquidity and greater price volatility than U.S. securities, and the risk that custodian and brokerage costs may be higher.

OPTIONS. The Aggressive Growth Fund may engage in writing put and call options from time to time as M&A deems to be appropriate. Such options must be listed on a national securities exchange and issued by the Options Clearing Corporation. In order to close out a written call option position, the Fund will enter into a "closing purchase transaction" - the purchase of a call option on the same security with the same exercise price and expiration date as any call option which it may previously have written on any particular securities. When the portfolio security is sold, the Fund effects a closing purchase transaction so as to close out any existing call option on that security. If the Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but retains the risk of loss should the price of the security decline. The Fund seeks to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes and must continue to set aside assets to cover its position.

The Aggressive Growth Fund may purchase put options from time to time as M&A deems to be appropriate. A put is a right to sell a specified security (or securities) within a specified period of time at a specified exercise price. The Fund has no intention of investing more than 5% of its assets in put options.

WARRANTS. The Growth Funds may invest in warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments because they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased, nor do they represent any rights in the assets of the issuing company. The value of a warrant may be more volatile than the value of the securities underlying the warrants. Also, the value of the warrant does not necessarily change the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date.


SHORT-TERM OBLIGATIONS. With respect to each Fund there may be times when, in the opinion of the Adviser (M&A), adverse market conditions exist, including any period during which it believes that the return on certain money market type instruments would be more favorable than that obtainable through a Fund's normal investment programs. Accordingly, for temporary defensive purposes, each Fund may hold up to 100% of its total assets in cash and/or short-term obligations. To the extent that a Fund's assets are so invested, they will not be invested so as to meet its investment objective. The instruments may include high grade liquid debt securities such as variable amount master demand notes, commercial paper, certificates of deposit, bankers' acceptances, repurchase agreements which mature in less than seven days and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Bankers' acceptances are instruments of United States banks which are drafts or bills of exchange "accepted" by a bank or trust company as an obligation to pay on maturity.


FUTURES CONTRACTS. The Aggressive Growth Fund and the Tax-Free Funds may also enter into contracts for the future delivery of securities and futures contracts based on a specific security, class of securities or an index, purchase or sell options on any such futures contracts and engage in related closing transactions. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index.

The Funds may enter into futures contracts in an effort to hedge against market risks and in anticipation of future purchases or sales of securities. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, a Fund can seek to offset a decline in the value of its portfolio securities by entering into futures contract transactions. When interest rates are expected to fall or market values are expected to rise, the Fund, through the purchase of such contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

The acquisition of put and call options on futures contracts will give a Fund the right (but not the obligation), for a specified price, to sell or to repurchase the underlying futures contract, upon exercise of the option, at any time during the option period.

Aggregate initial margin deposits for futures contracts, and premiums paid for related options, may not exceed 5% of a Fund's total assets (other than in connection with bona fide hedging purposes), and the value of securities that are the subject of such futures and options (both for receipt and delivery) may not exceed one-third of the market value of the Fund's total assets. Futures transactions will be limited to the extent necessary to maintain the Fund's qualification as a regulated investment company.

Futures transactions involve brokerage costs and require a Fund to segregate assets to cover contracts that would require it to purchase securities. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

ZERO COUPON BONDS. The Growth/Value Fund, the Intermediate Bond Fund and the Tax-Free Funds are permitted to purchase zero coupon securities ("zero coupon bonds"). Zero coupon bonds are purchased at a discount from the face amount because the buyer receives only the right to receive a fixed payment on a certain date in the future and does not receive any periodic interest payments. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yields on the zero coupon bond, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest currently, which fluctuation increases the longer the period of maturity. Although zero coupon bonds do not pay interest to holders prior to maturity, Federal income tax law requires a Fund to recognize as interest income a portion of the bond's discount each year and this income must then be distributed to shareholders along with other income earned by the Fund. To the extent that any shareholders in a Fund elect to receive their dividends in cash rather than reinvest such dividends in additional shares, cash to make these distributions will have to be provided from the assets of the Fund or other sources such as proceeds of sales of Fund shares and/or sales of portfolio securities. In such cases, the Fund will not be able to purchase additional income producing securities with cash used to make such distributions and its current income may ultimately be reduced as a result.

RECEIPTS. The Growth/Value Fund and the Intermediate Bond Fund may also purchase separately traded interest and principal component parts of such obligations that are transferable through the Federal book entry system, known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Coupon Under Book Entry Safekeeping ("CUBES"). These instruments are issued by banks and brokerage firms and are created by depositing Treasury notes and Treasury bonds into a special account at a custodian bank; the custodian holds the interest and principal payments for the benefit of the registered owner of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS").

STRIPS, CUBES, TRs, TIGRs and CATS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is amortized over the life of the security, and such amortization will constitute the income earned on the security for both accounting and tax purposes. Because of these features, these securities may be subject to greater interest rate volatility than interest-paying U.S. Treasury obligations. Each Fund will limit its investment in such instruments to 20% of its total assets.

INVESTMENT COMPANY SECURITIES. Each Fund may invest in the securities of other investment companies to the extent permissible under the applicable regulations and interpretations of the 1940 Act or an exemptive order. To the extent required by the laws of any state in which shares of the Fund are sold, M&A and/or the Adviser will waive their respective fees as to all assets invested in other open-end investment companies.


ILLIQUID INVESTMENTS AND RESTRICTED SECURITIES. Each Fund may invest up to 15% (but, as a non-fundamental policy, the Money Market Fund may invest up to 10%) of its assets in illiquid investments (investments that cannot be readily sold within seven days), including restricted securities which do not meet the criteria for liquidity established by the Company's Board of Directors. The Adviser, under the supervision of the Company's Board of Directors, and M&A, under the supervision of the Company's Board of Directors and the Adviser, determine the liquidity of a Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses. Restricted Securities are securities which cannot be sold to the public without registration under the Securities Act of 1933. Unless registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration.


PRIVATE PLACEMENT INVESTMENTS. The Aggressive Growth Fund and the Money Market Fund may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) commercial paper is restricted as to disposition under Federal securities laws and is generally sold to institutional investors who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction.
Section 4(2) commercial paper is normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Company believes that Section 4(2) commercial paper and possibly certain other restricted securities which meet the criteria for liquidity established by the directors are quite liquid. The Company intends therefore, to treat the restricted securities which meet the criteria for liquidity established by the directors, including Section 4(2) commercial paper, as determined by the Adviser (M&A), as liquid and not subject to the investment limitation applicable to illiquid securities. In addition, because Section 4(2) commercial paper is liquid, the Company intends to not subject such paper to the limitation applicable to restricted securities.

The ability of the directors to determine the liquidity of certain restricted securities is permitted under a position of the staff of the Commission set forth in the adopting release for Rule 144A under the Securities Act of 1933 (the "Rule"). The Rule is a nonexclusive safe-harbor for certain secondary market transactions involving securities subject to restrictions on resale under Federal securities laws. The Rule provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. The Rule was expected to further enhance the liquidity of the secondary market for securities eligible for resale under Rule 144A. The staff of the Commission has left the question of determining the liquidity of all restricted securities to the directors. The directors consider the following criteria in determining the liquidity of certain restricted securities (including Section 4(2) commercial paper): the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security and the number of other potential buyers; dealer undertakings to make a market in the security; and the nature of the security and the nature of the marketplace trades. The directors have delegated to the Adviser (M&A) the daily function of determining and monitoring the liquidity of restricted securities pursuant to the above criteria and guidelines adopted by the Board of Directors. The directors will continue to monitor and periodically review the Adviser's (M&A's) selection of Rule 144A and Section 4(2) commercial paper as well as any determinations as to their liquidity.

RISK FACTORS

LOWER RATED FIXED-INCOME SECURITIES. Lower quality fixed-income securities generally produce a higher current yield than do fixed-income securities of higher ratings. However, these fixed-income securities are considered speculative because they involve greater price volatility and risk than do higher rated fixed-income securities and yields on these fixed-income securities will tend to fluctuate over time. Although the market value of all fixed-income securities varies as a result of changes in prevailing interest rates (e.g., when interest rates rise, the market value of fixed-income securities can be expected to decline), values of lower rated fixed-income securities tend to react differently than the values of higher rated fixed-income securities. The prices of lower rated fixed-income securities are less sensitive to changes in interest rates than higher rated fixed-income securities. Conversely, lower rated fixed-income securities also involve a greater risk of default by the issuer in the payment of principal and income and are more sensitive to economic downturns and recessions than higher rated fixed-income securities. The financial stress resulting from an economic downturn could have a greater negative effect on the ability of issuers of lower rated fixed-income securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing than on more creditworthy issuers. In the event of an issuer's default in payment of principal or interest on such securities, or any other fixed-income securities in a Fund's portfolio, the net asset value of the Fund will be negatively affected. Moreover, as the market for lower rated fixed-income securities is a relatively new one, a severe economic downturn might increase the number of defaults, thereby adversely affecting the value of all outstanding lower rated fixed-income securities and disrupting the market for such securities. Fixed-income securities purchased by a Fund as part of an initial underwriting present an additional risk due to their lack of market history. These risks are exacerbated with respect to fixed-income securities rated Caa or lower by Moody's or CCC or lower by S&P. Unrated fixed-income securities generally carry the same risks as do lower rated fixed-income securities.

Lower rated fixed-income securities are typically traded among a smaller number of broker-dealers rather than in a broad secondary market. Purchasers of lower rated fixed-income securities tend to be institutions, rather than individuals, a factor that further limits the secondary market. To the extent that no established retail secondary market exists, many lower rated fixed-income securities may not be as liquid as Treasury and investment grade bonds. The ability of a Fund to sell lower rated fixed-income securities will be adversely affected to the extent that such securities are thinly traded or illiquid. Moreover, the ability of a Fund to value lower rated fixed-income securities becomes more difficult, and judgment plays a greater role in valuation, as there is less reliable, objective data available with respect to such securities that are thinly traded or illiquid.

Because investors may perceive that there are greater risks associated with the lower rated fixed-income securities of the type in which a Fund may invest, the yields and prices of such securities may tend to fluctuate more than those for fixed-income securities with a higher rating. Changes in perception of issuer's creditworthiness tend to occur more frequently and in a more pronounced manner in the lower quality segments of the fixed-income securities market than do changes in higher quality segments of the fixed-income securities market, resulting in greater yield and price volatility. The speculative characteristics of lower rated fixed-income securities are set forth in Appendix A of the Statement of Additional Information.

The Adviser (M&A) believes that the risks of investing in such high yielding, fixed-income securities may be minimized through careful analysis of prospective issuers. Although the opinion of ratings services such as Moody's and S&P is considered in selecting portfolio securities, they evaluate the safety of the principal and the interest payments of the security, not their market value risk. Additionally, credit rating agencies may experience slight delays in updating ratings to reflect current events. The Adviser (M&A) relies, primarily, on its own credit analysis. This may suggest, however, that the achievement of a Fund's investment objective is more dependent on the Adviser's (M&A's) proprietary credit analysis, than is otherwise the case for a fund that invests exclusively in higher quality fixed-income securities.

Once the rating of a portfolio security or the quality determination ascribed by the Adviser (M&A) to an unrated fixed-income security has been downgraded, the Adviser (M&A) will consider all circumstances deemed relevant in determining whether to continue to hold the security, but in no event will a Fund retain such securities if it would cause the Fund to have 35% or more of the value of its net assets invested in fixed-income securities rated lower than Baa by Moody's or BBB by S&P, or if unrated, are judged by the Adviser (M&A) to be of comparable quality.

The   Funds  may  also  invest   in  unrated  fixed-income  securities.  Unrated
fixed-income securities are not necessarily of lower quality than rated fixed-income securities, but they may not be attractive to as many buyers.

There is no minimum rating standard for a Fund's investments in the high yield market; therefore, a Fund may at times invest in fixed-income securities not currently paying interest or in default. The Funds will invest in such fixed-income securities where the Adviser (M&A) perceives a substantial opportunity to realize a Fund's objective based on its analysis of the underlying financial condition of the issuer. It is not, however, the current intention of any Fund to make such investments.

These limitations and the policies discussed in this Prospectus are considered and applied by the Adviser (M&A) at the time of purchase of an investment; the sale of securities by a Fund is not required in the event of a subsequent change in circumstances.

OTHER RISK FACTORS


[The portfolio turnover of each Fund may vary greatly from year to year as well as within a particular year. High turnover rates will generally result in higher transaction costs and higher levels of taxable realized gains to the Fund's shareholders. It is expected that portfolio turnover for each of the Funds (other than the Money Market Fund) will not exceed 100%. (See "Additional Tax Information" in the Statement of Additional Information.)]

Particular portfolio securities and yields will differ due to differences in the types of investments permitted, cash flow, and the availability of particular portfolio investments. Market conditions and interest rates may affect the types and yields of securities held in each Fund. The investment objectives of the Funds are fundamental and may be changed only by a vote of a majority of the outstanding shares of that Fund (as defined below under "General Information - Miscellaneous"). There can be, of course, no assurance that a Fund will achieve its investment objective. Changes in prevailing interest rates may affect the yield, and possibly the net asset value, of a Fund.


Each Fund is classified as a "non-diversified" investment company under the 1940 Act. Each Fund also intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). One of the tests for such qualification under the Code is, in general, that at the end of each fiscal quarter of each Fund, at least 50% of its assets must consist of (i) cash and U.S. Government securities and (ii) securities which, as to any one issuer, do not exceed 5% of the value of the Fund's assets. If a Fund had elected to register under the 1940 Act as a "diversified" investment company, it would have to meet the same test as to 75% of its assets. Each Fund may therefore not have as much diversification among securities, and thus diversification of risk, as if it had made this election under the 1940 Act. In general, the more a Fund invests in the securities of specific issuers, the more that Fund is exposed to risks associated with investments in those issuers.


VALUATION OF SHARES


The net asset value per share of each Fund for purposes of pricing purchase and redemption orders is determined as of the close of regular trading of the New York Stock Exchange (the "Exchange")) on each Business Day of the Fund. Fund Business Days do not include the following holidays observed by the Exchange:
New  Year's  Day,  Presidents'  Day,  Good  Friday,  Memorial  Day   (observed),
Independence Day (observed), Labor Day, Thanksgiving Day and Christmas Day (observed). Days on which the Federal Reserve Wire Transfer Service is closed (which include: Martin Luther King Day, Columbus Day and Veterans' Day), in addition to Exchange holidays, are not Business Days for the Money Market Fund. Net asset value per share for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets belonging to a Fund, less the liabilities charged to that Fund, by the number of the outstanding shares of that Fund.


The securities in each Fund except the Money Market Fund will be valued at market value. If market quotations are not available, the securities will be valued by a method which the Board of Directors of the Company believes accurately reflects fair value. Investments in debt securities with remaining maturities of 60 days or less will be valued based upon the amortized cost method. For further information about valuation of investments in the Funds, see the Statement of Additional Information.

The assets in the Money Market Fund are valued based upon the amortized cost method. Pursuant to rules and regulations of the Commission regarding the use of the amortized cost method, the Money Market Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less. Although the Company seeks to maintain the Money Market Fund's net asset value per share at $1.00, there can be no assurance that net asset value will not vary.

PURCHASES AND REDEMPTIONS OF SHARES

Shares of each Fund are sold and redeemed on all Fund Business Days at their net asset value, plus a sales charge where applicable, next determined after receipt of an order in proper form.

HOW TO INVEST

GENERAL INFORMATION. Investments in a Fund may be made by an investor directly or through certain brokers and financial institutions of which the investor is a customer. All transactions in Fund shares are effected through the Transfer Agent, which accepts orders for purchases and redemptions from shareholders of record and new investors. Shareholders of record will receive from the Company periodic statements listing all account activity during the statement period. The Company reserves the right in the future to modify, limit or terminate any shareholder privilege upon appropriate notice to shareholders and to charge a fee for certain shareholder services, although no such fees are currently contemplated.


MINIMUM INVESTMENT REQUIRED. The minimum initial investment in a Fund is $1,000. There is no minimum subsequent investment. The Company and Forum Financial Corp. ("FFC") each reserves the right to waive the minimum investment requirement.


PURCHASES BY MAIL. To purchase shares of a Fund by mail, simply send a completed Account Registration Form obtainable from the Fund, to Trans Adviser Funds, Inc., P.O. Box 446, Portland, Maine 04112, together with a check payable to the Trans Adviser Funds in payment for the shares. If you need assistance in completing the Account Registration Form call (800) 811-8258.

All purchases must be made in United States dollars and checks must be drawn on a United States bank. Payment for shares may not be made by third party checks, however, second party checks are acceptable when properly endorsed. The Company reserves the right to limit the number of checks from one account processed at one time. If your check does not clear, your purchase will be canceled and you could be responsible for any losses or fees incurred. Payments transmitted by check are subject to collection at full face amount.


PURCHASES BY WIRE. To purchase shares of the Funds by federal reserve wire, call FFC at (800) 811-8258 by 12:00 noon (Eastern time) for the Money Market Fund and by 4:00 p.m. (Eastern time) for each of the other Funds to place an order. If FFC receives an order in proper form prior to 12:00 noon for the Money Market Fund and prior to 4:00 p.m. (Eastern time) for each of the other Funds and federal funds are received by the custodian by 12:00 noon (Eastern time) for the Money Market Fund and by 4:00 p.m. for each of the other Funds that same day, purchases of shares of the Funds will become effective on that Fund Business Day and purchases of shares of the Money Market Fund will begin to earn dividends on that Fund Business Day. Orders received after 12:00 noon for the Money Market Fund and after 4:00 p.m. (Eastern time) for each of the other Funds will become effective on the next Fund Business Day upon receipt of federal funds.



If an investor does not remit federal funds, such payment must be converted into federal funds. Prior to receipt of federal funds, the investors monies will not be invested.



The following procedure will help insure prompt receipt of your federal funds wire:


A. Telephone FFC toll free at (800) 811-8258 and provide the following information:

    Your name
    Address
    Telephone number
    Taxpayer ID number
    The amount being wired
    The identity of the bank wiring funds

You will then be provided with a wire control number as well as a Fund account number. (Investors with existing accounts must also notify the Company prior to wiring funds.)


B.  Instruct your bank to wire the specified amount to the Funds' custodian:


    First National Bank of Boston
    Boston, Massachusetts
    ABA # 011 000 390
    For Credit To: Forum Financial Corp.
     Account Number: 541-54171
     Trans Adviser Funds (Name of Fund)
     Account Number: ___________________________________________________________
     Account Name: _____________________________________________________________

An investor may open an account when placing an initial order by telephone, provided the investor thereafter submits an Account Registration Form by mail. An Account Registration Form may be obtained from the Funds.

If you own securities meeting the criteria for investment by the Fund in which you want to invest, you may exchange such securities for shares of such Fund. All such exchanges are discretionary with the Fund. If you desire to make such an exchange, you should contact the Fund prior to delivering any securities in order to establish that the securities are acceptable for exchange, to determine what transaction charges, if any, may be imposed and to obtain delivery instructions for such securities. The value of the securities being exchanged will be determined in the same manner as the value of such Fund's portfolio securities is determined (see "Valuation of Shares"); the specific method of determining the value will be provided to you on request. A Fund reserves the right to refuse any such exchange, even if the securities offered by an investor meet the general investment criteria of the Fund. A capital gain or loss for Federal income tax purposes may be realized by the investor following the exchange. Maturing bonds or detached coupons submitted within five (5) business days of the payment date are credited on the payment date.

The Company and FFC each reserves the right to reject any purchase order for any reason.


SHARE CERTIFICATES. FFC maintains a share account for each shareholder. No share certificates will be issued for shares unless requested in writing. In order to facilitate redemptions and transfers, most shareholders elect not to receive certificates. Shares are held in unissued form by FFC. Shares for which certificates have been issued cannot be redeemed unless the certificates are received together with the redemption request in proper form. Share certificates are not issued for fractional shares.


SALES CHARGES. The public offering price of a share of a Fund equals the Fund's net asset value per share plus a sales charge (except the Money Market Fund, shares of which are sold at net asset value), set forth below as a percentage of the Fund's average daily net assets. The Distributor receives this sales charge, and may reallow all of it as dealer discounts and brokerage commissions. From time to time, dealers who receive dealer discounts and brokerage commissions from the Distributor may reallow all or a portion of such dealer discounts and brokerage commissions to other dealers or brokers. A broker or dealer who receives reallowances in excess of 90% of the sales charge may be deemed to be an "underwriter" for purposes of the Securities Act of 1933. The Funds have a reinstatement policy which allows an investor who redeems his/her shares to reinvest within 90 days without incurring a sales charge.


                         Sales Charge as a
                           Percentage of:             Dealer
                       Offering       Amount      Reallowance of
Amount of Purchase      Price        Invested     Offering Price
-------------------  ------------  ------------  -----------------
Less than $50,000          4.50%         4.71%            4.00%
$50,000 to $99,999         4.00%         4.17%            3.50%
$100,000 to
 $249,999                  3.50%         3.63%            3.00%
$250,000 to
 $499,999                  2.50%         2.56%            2.25%
$500,000 to
 $999,999                  1.00%         1.01%             .90%
$1,000,000 and over         .25%          .  %             .25%



The Distributor, at its expense, may also provide additional cash compensation to dealers in connection with sales of shares of the Funds. The maximum cash compensation payable by the Distributor is 90% of the sales charge as a percent of the offering price. In addition, the Distributor will, from time to time and at its own expense, provide compensation, including financial assistance, to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more Funds and/or other dealer-sponsored special events including payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Compensation will include the following types of non-cash compensation offered through sales contests:

(1)  vacation trips including the provision  of travel arrangements and lodging;
(2) tickets for entertainment events (such as concerts, cruises and sporting events) and (3) merchandise (such as clothing, trophies, clocks and pens). Dealers may not use sales of a Fund's shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by the Fund or its shareholders.

The sales charges set forth in the above table are applicable to purchases made at one time by any investor, which includes: (i) an individual, his or her spouse and children under the age of 21; (ii) a trustee or other fiduciary of a single trust estate or single fiduciary account; or (iii) any other organized group of persons, whether incorporated or not, provided that such organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company. In order to qualify for a lower sales charge, all orders from an investor will have to be placed through a single investment dealer and identified at the time of purchase as originating from the same investor, although such orders may be placed into more than one account which identifies the investor.

SALES CHARGE WAIVERS

The following classes of investors may purchase shares of the Funds at no sales charge (which classes may be changed or eliminated at any time):

(1) Current or retired directors of the Trans Adviser Funds; employees, directors, trustees, and their family members (i.e., an employee's, director's or trustee's spouse, parents and children) of Trans Financial, Inc. or an Affiliated Provider (Affiliated Providers refer to affiliates and subsidiaries of Trans Financial, Inc. and service providers to the Trans Adviser Funds), dealers having an agreement with the Distributor and any trade organization to which Trans Financial Bank, N.A. or the Administrator belongs;

(2) Investors who purchase shares for trust, investment management or certain other advisory accounts established with Trans Financial, Inc. or any of its affiliates;

(3) Investors who purchase shares through a 401(k) plan sponsored by an Affiliated Provider;

(4) Investors who reinvest assets received in a distribution from a qualified, non-qualified or deferred compensation plan, agency, trust or custody account that was either (a) maintained by Trans Financial, Inc. or an Affiliated Provider, or (b) invested in a fund of the Trans Adviser Funds; and

(5) Investors who, within 90 days of redemption, use the proceeds from the redemption of shares of another mutual fund complex for which they previously paid a front end sales charge or sales charge upon redemption of shares.

Purchases may also be made at net asset value provided that such purchases are placed through an institution that maintains an omnibus account with a Fund and such purchases are made by the following: Investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of the broker or agent; retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Sections 401(a), 403(b) or 457 of the Code and "rabbi trusts." Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent.

LETTER OF INTENT

Investors may also obtain reduced sales charges based on cumulative purchases by means of a written Letter of Intent. A Letter of Intent states your intention to purchase shares of a Fund at a total public offering price within a period of 13 months. Each purchase of shares under a Letter of Intent will be subject to the sales charges that would have applied if you had purchased the dollar amount specified in the Letter of Intent in a single transaction.

A Letter of Intent is not a binding obligation to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of the indicated amount. Shares purchased with the first 5% of the amount indicated in the Letter of Intent will be held subject to a registered pledge (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased within 13 months. Pledged shares will be involuntarily redeemed to pay the additional sales charge, if necessary. When the full amount indicated has been purchased, the shares will be released from pledge. Share certificates are not issued for shares purchased under a Letter of Intent. Investors wishing to enter into a Letter of Intent can obtain a form of Letter of Intent from their broker or financial institution or by contacting FFC.

A Letter of Intent may include purchases of shares of any fund of the Trans Adviser Funds to which a sales charge applies or applied made not more than 90 days prior to the date on which you sign a Letter of Intent; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included. You may combine purchases that are made in your individual capacity with (1) purchases that are made by members of your immediate household and (2) purchases made by businesses that you own as sole proprietorships, for purposes of obtaining reduced sales charges by means of a written Letter of Intent. In order to accomplish this, however, you must designate on the account application the accounts that are to be combined for this purpose. You can only designate accounts that are open at the time the Letter of Intent is executed.

If you qualify for a further reduced sales charge because you have either purchased more than the dollar amount indicated on the Letter of Intent or have entered into a Letter of Intent which includes shares purchased prior to the date of the Letter of Intent, the difference in the sales charge will be used to purchase additional shares of a Fund on your behalf; thus, the total purchases (included in the Letter of Intent) will reflect the applicable reduced sales charge of the Letter of Intent.

If you purchase more than the dollar amount indicated on the Letter of Intent, or you enter into a Letter of Intent that includes shares purchased prior to the date of the Letter of Intent and qualify for a reduced sales charge, all such additional shares will be purchased immediately in the form of additional shares, credited to your account at the then-current public offering price applicable to a single purchase of the total amount of the purchases.


For further information about Letters of Intent, contact FFC at (800) 811-8258. This program, however, may be modified or eliminated at any time or from time to time without notice.



AUTOMATIC INVESTMENT PLAN



Investors may also purchase shares by arranging systematic monthly, bi-monthly or quarterly investments into the Funds with the Company's Automatic Investment Plan ("AIP"). The minimum investment amounts are $50 per transfer and the maximum amount with respect to any transfer is $100,000. After investors give the Company proper authorization, their bank accounts, which must be with banks that are members of the Automated Clearing House, will be debited accordingly to purchase shares. Investors will receive a confirmation from the Company for every transaction, and a withdrawal will appear on their bank statements.



To participate in AIP, investors must complete the appropriate sections of the Account Registration Form or the Automatic Investment/Withdrawal Plan Form.
These forms may be obtained by calling the Company at (800)        . The  amount
investors specify will automatically be invested in shares at the specified Fund's net asset value per share next determined after the debit is made.



To change the frequency or amount invested, written instructions must be received by the Company at least seven Business Days in advance of the next transfer. If the bank or bank account number is changed, instructions must be received by the Company at least 20 Business Days in advance. In order to change a bank or bank account number, investors also must have their signature guaranteed by a bank, broker, dealer, credit union, securities exchange, securities association, clearing agency or savings association, as those terms are defined in Rule 17Ad-15 under the Securities Exchange Act of 1934 (an "Eligible Guarantor Institution"). Signature guarantees are described more fully under "HOW TO REDEEM SHARES" below. If there are insufficient funds in the investor's designated bank account to cover the shares purchased using AIP, the investor's bank may charge the investor a fee or may refuse to honor the transfer instruction (in which case no Fund shares will be purchased).



Investors should check with their banks to determine whether they are members of the Automatic Clearing House and whether their banks charge a fee for transferring funds through the Automatic Clearing House. Expenses incurred by the Funds related to AIP are borne by the Funds and therefore there is no direct charge by the Funds to investors for use of these services.


RIGHT OF ACCUMULATION AND CONCURRENT PURCHASES

You may qualify for a reduced sales charge on purchases of a Fund's shares by combining a current purchase with certain prior purchases of shares of any fund of the Trans Adviser Funds. The applicable sales charge is based on the sum of
(i) your current purchase plus (ii) the current public offering price of your previous purchases of (a) all shares held by you in such Fund and (b) all shares held by you in any other fund of the Trans Adviser Funds, except the Money Market Fund.

To receive the applicable public offering price pursuant to the right of accumulation, you must provide FFC with sufficient information at the time of purchase to permit confirmation of qualification. Accumulation privileges may be amended or terminated without notice at any time by the Distributor.

INDIVIDUAL RETIREMENT ACCOUNTS

Shares of the Funds are available to shareholders on a tax-deferred basis through the following retirement plans:

INDIVIDUAL RETIREMENT ACCOUNT ("IRA")

An IRA enables individuals, even if they participate in an employer-sponsored retirement plan, to establish their own retirement program. IRA contributions may be tax-deductible and earnings are tax-deferred. Under the Tax Reform Act of 1986, the tax deductibility of IRA contributions is restricted or eliminated for individuals who participate in certain employer pension plans and whose annual income exceeds certain limits. Existing IRAs and future contributions up to the IRA maximums, whether deductible or not, still earn income on a tax-deferred basis.

SIMPLIFIED EMPLOYEE PENSION PLAN
("SEP/IRA")

A SEP/IRA may be established on a group basis by an employer who wishes to sponsor a tax-sheltered retirement program by making contributions into IRAs on behalf of all eligible employees.

For more information call (800) 308-TRAN. Shareholders are advised to consult a tax adviser on
IRA contribution and withdrawal requirements and restrictions.

ACCOUNT STATEMENTS

Monthly account statements are sent to investors to report transactions such as purchases and redemptions as well as dividends paid during the month.

HOW TO REDEEM SHARES


REDEMPTION  BY TELEPHONE.  Redemption requests may be made by telephoning FFC at
(800) 811-8258. Shareholders must provide FFC with the shareholder's account number, the exact name in which the shares are registered and some additional form of identification such as a password. A redemption by telephone may be made only if the telephone redemption privilege option has been elected on the Account Registration Form. In an effort to prevent unauthorized or fraudulent redemption requests by telephone, FFC will follow reasonable procedures to confirm that such instructions are genuine. If such procedures are followed, neither FFC, Forum nor the Company will be liable for any losses due to unauthorized or fraudulent redemption requests. Redemptions for amounts of less than $10,000 will be made by check. Redemptions of $10,000 or more may be wired at the shareholder's request.

In times of drastic economic or market changes, it may be difficult to make redemptions by telephone. If a shareholder cannot reach FFC by telephone, redemption requests may be mailed or hand-delivered to FFC.

WRITTEN REQUESTS. Redemption requests may be made by writing to Trans Adviser Funds, Inc., P.O. Box 446, Portland, Maine 04112. Written requests must be in proper form. The shareholder will need to provide the exact name in which the shares are registered, the Fund name, account number, and the share or dollar amount requested.

A signature guarantee is required for any written redemption request made through FFC and for any instruction to change the shareholder's record name or address, a designated bank account, the dividend election, or the telephone redemption or other option elected on an account. Signature guarantees may be provided by any eligible institution acceptable to FFC, including a bank, a broker, a dealer, a national securities exchange, a credit union, or a savings association which is authorized to guarantee signatures. Other procedures may be implemented from time to time.

FFC may request additional documentation to establish that a redemption request has been authorized properly. A redemption request will not be considered to have been received in proper form until such additional documentation has been submitted to FFC.

Due to the cost to the Company of maintaining smaller accounts, the Company reserves the right to redeem, upon 60 days' written notice, all shares in an account with an aggregate net asset value of less than $500 unless an investment is made to restore the minimum value. The Company will not redeem accounts that fall below this amount solely as a result of a reduction in the net asset value of a Fund's shares.

EXCHANGES

Shareholders may exchange shares of a Fund for shares of any other Trans Adviser Fund so long as they maintain the respective minimum account balance in each Fund in which they own shares. Exchanges between each Fund, except for exchanges from the Money Market Fund, are at net asset value. Exchanges into another Trans Adviser Fund from the Money Market Fund will be effected at net asset value plus any applicable sales charge.

An exchange is considered to be a sale of shares for Federal income tax purposes on which a shareholder may realize a capital gain or loss.

An exchange may be made by calling FFC at (800) 811-8258 or by mailing written instructions to Trans Adviser Funds, Inc., P.O. Box 446, Portland, Maine 04112. Exchange privileges may be exercised only in those states where shares of the other Trans Adviser Fund may legally be sold, and may be amended or terminated at any time upon sixty (60) days' notice.

AUTOMATIC WITHDRAWAL PLAN

The Automatic Withdrawal Plan enables shareholders of the Funds to make regular monthly or quarterly redemptions of shares. With shareholder authorization, FFC will automatically redeem such shares at net asset value and have the amount specified transferred according to the written instructions of the shareholder. Shareholders participating in this Plan must maintain a minimum account balance of $1,000. The required minimum withdrawal is $250, monthly, quarterly, semi-annually or annually.

The Automatic Withdrawal Plan may be modified or terminated without notice. In addition, the Funds may suspend a shareholder's withdrawal plan without notice if the account contains insufficient funds to effect a withdrawal or in the event that the account balance is less than the minimum $1,000 amount.

To participate in the Automatic Withdrawal Plan, shareholders should call (800) 811-8258 for more information. Purchases of additional shares concurrently with withdrawals may be disadvantageous to certain shareholders because of tax liabilities and sales charges. For a shareholder to change the Automatic Withdrawal instructions, the request must be made in writing to the Distributor and may take up to 15 days to implement.

PAYMENTS TO SHAREHOLDERS

Redemption orders are effected at the net asset value per share next determined after the shares are properly tendered for redemption, as described above. Payment to shareholders for shares redeemed will be made within seven days after receipt by FFC of the request for redemption. However, with respect to the Money Market Fund only, to the greatest extent possible, the Company will attempt to honor requests from shareholders for same day payments upon redemption of shares if the request for redemption is received by FFC before 12:00 noon, Eastern Time, on a Fund Business Day or, if the request for redemption is received after 12:00 noon, Eastern Time, to honor requests for payment on the next Fund Business Day, unless it would be disadvantageous to the Company or the shareholders of the particular Fund to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner.

At various times, the Company may be requested to redeem shares for which it has not yet received good payment. In such circumstances, the Company may delay the forwarding of proceeds only until payment has been collected for the purchase of such shares which may take up to 15 days or more. To avoid delay in payment upon redemption shortly after purchasing shares, investors should purchase shares by certified or bank check or by wire transfer. The Company intends to pay cash for all shares redeemed, but under abnormal conditions which make payment in cash unwise, the Company may make payment wholly or partly in portfolio securities at their then market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

See "Additional Purchase and Redemption Information" and "Valuation - Valuation of the Funds" in the Statement of Additional Information for examples of when the Company may suspend the right of redemption or redeem shares involuntarily if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act.

DIVIDENDS AND TAXES

Net income is declared daily for the Money Market Fund, the Kentucky Tax-Free Fund, the Tennessee Tax-Free Fund and the Intermediate Bond Fund, and annually for the Growth/Value Fund and the Aggressive Growth Fund, as a dividend to the shareholders of the Fund at the close of business on the day of declaration. Dividends will generally be paid monthly for the Money Market Fund, the Kentucky Tax-Free Fund, the Tennessee Tax-Free Fund and the Intermediate Bond Fund and annually for the Growth/Value Fund and the Aggressive Growth Fund. Distributable net realized capital gains, if any, are distributed at least annually to shareholders of record. A shareholder will automatically receive all income dividends and capital gains distributions in additional full and fractional shares at net asset value as of the date of payment unless the shareholder elects to receive such dividends or distributions in cash. Reinvested dividends receive the same tax treatment as dividends paid in cash. Such election, or any revocation thereof, must be made in writing to FFC at Two Portland Square, Portland, Maine 04101, and will become effective with respect to dividends and distributions having record dates after its receipt by FFC. Dividends are paid in cash not later than seven Fund Business Days after a shareholder's complete redemption of his or her shares. Dividends are generally taxable when received. However, dividends declared in October, November, or December to shareholders of record during those months and paid during the following January are treated for tax purposes as if they were received by each shareholder on December 31 of the prior year.

Each Fund intends to qualify as a regulated investment company by satisfying the requirements under Subchapter M of the Code, including the requirements with respect to diversification of assets, distribution of income and sources of income. It is each Fund's policy to distribute to shareholders all of its investment income (net of expenses) and any capital gains (net of capital losses) in accordance with the timing requirements imposed by the Code, so that each Fund will not be subject to Federal income taxes or the 4% excise tax on undistributed income.

Distributions by a Fund of its net investment income and the excess, if any, of its net short-term capital gain over its net long-term capital loss are taxable to shareholders as ordinary income. Distributions by a Fund of the excess, if any, of its net long-term capital gain over its net short-term capital loss are designated as capital gain dividends and are taxable to shareholders as long-term capital gains, regardless of the length of time shareholders have held their shares.

Distributions by a Fund which are taxable to shareholders as ordinary income are treated as dividends for Federal income tax purposes, but will not qualify for the 70% dividends-received deduction for corporate shareholders. Portions of a Fund's investment income may be subject to foreign income taxes withheld at the source. If a Fund meets certain requirements, it may elect to "pass-through" to shareholders any such foreign taxes, which may enable shareholders to claim a foreign tax credit or a deduction with respect to their share thereof.

If a Fund fails to satisfy any of the Code requirements for qualification as a regulated investment company, it will be taxed at regular corporate tax rates on all its taxable income (including capital gains) without any deduction for distributions to shareholders, and distributions to shareholders will be taxable as ordinary dividends (even if derived from a Fund's net long-term capital gains) to the extent of a Fund's current and accumulated earnings and profits.

Distributions to shareholders will be treated in the same manner for Federal income tax purposes whether they elect to receive them in cash or reinvest them in additional shares. In general, shareholders take distributions into account in the year in which they are made. However, they are required to treat certain distributions made during January as having been paid by the Fund and received by them on December 31 of the preceding year. A statement setting forth the Federal income tax status of all distributions made (or deemed made) during the year, and any foreign taxes "passed-through" to shareholders, will be sent to shareholders promptly after the end of each year.

If a shareholder is a non-resident alien or other foreign shareholder, ordinary income dividends paid to such shareholder generally will be subject to United States withholding tax at the rate of 30% (or a lower rate under an applicable treaty). Non-U.S. shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

Under the back-up withholding rules of the Code, shareholders may be subject to 31% withholding of Federal income tax on ordinary income dividends, capital gain dividends and redemption payments made by a Fund. In order to avoid this back-up withholding, shareholders must provide the Fund with a correct taxpayer identification number (which for an individual is usually his/her Social Security number) and certify that they are corporations or otherwise exempt from or not subject to back-up withholding.

KENTUCKY TAX INFORMATION. Since the Kentucky Tax-Free Fund may, except as indicated below, purchase only Kentucky Obligations (which, as defined, means obligations, including those of non-Kentucky issuers, of any maturity which pay interest that, in the opinion of bond counsel, is exempt from regular Federal income taxes and Kentucky income taxes), all of the exempt-interest dividends paid by the Fund will be excludable from the shareholders' gross income for Kentucky income tax purposes. The Fund may also pay "short-term gains distributions" and "long-term gains distributions," each as discussed under "Dividends and Distributions" above. Under Kentucky income tax law, short-term gains distributions to Kentucky residents and corporations domiciled in Kentucky are not generally exempt from Kentucky income tax unless the statute authorizing the issuance of the particular obligations involved expressly exempts such gains. Kentucky taxes long-term gains distributions to Kentucky residents and corporations domiciled in Kentucky at its ordinary individual and corporate rates. Any gains on futures and options (including gains imputed under the Code) paid as part or all of a short-term gains distribution or a long-term gains distribution will be taxed as indicated above. Under the laws of Kentucky relating to ad valorem taxation of property, the shareholders (rather than the Fund) are considered the owners of the Fund's assets. Each shareholder will be deemed to be the owner of a pro-rata portion of the Fund. According to the Kentucky Revenue Cabinet, to the extent that such portion consists of Kentucky Obligations, it will be exempt from property taxes, but it will be subject to property taxes on intangibles to the extent it consists of cash on hand, cash in out-of-state banks, futures, options and other non-exempt assets.

In the opinion of Wyatt, Tarrant & Combs, special Kentucky tax counsel to the Kentucky Tax-Free Fund, shareholders of the Kentucky Tax-Free Fund who are residents of Kentucky or have their corporate domicile in Kentucky will not be subject to such taxes on distributions with respect to their shares in the Kentucky Tax-Free Fund to the extent that such distributions are attributable to interest on Kentucky Obligations. Depending on the level and nature of its activities within Kentucky, a corporate shareholder of the Kentucky Tax-Free Fund may have a portion or all of its Kentucky Tax-Free shares deemed to constitute capital employed in Kentucky for purposes of the Kentucky corporate license tax. To the extent that the Kentucky Tax-Free Fund's holdings consist of obligations of the Commonwealth of Kentucky or its political subdivisions or instrumentalities and the balance are obligations of the United States, shares in the Kentucky Fund will be exempt from the Kentucky Intangibles Tax. Shareholders who are residents of Kentucky or who have their corporate domicile in Kentucky will be required to include the entire amount of capital gain dividends in income to the same extent for state income tax purposes as for Federal income tax purposes, unless the statute which authorized the issuance of the particular obligations involved specifically exempts profits from the sale of those obligations.

Many local governments in Kentucky, including Louisville, Jefferson County, Lexington-Fayette County, Bowling Green and Covington, impose taxes on the net profits of businesses operating (in any form, including sole proprietorships) within the local jurisdiction.

Persons contemplating an investment in the Kentucky Tax-Free Fund are encouraged to consult their own tax advisers regarding the potential impact, if any, that a particular local tax may have in connection with such an investment.

TENNESSEE TAXES. Tennessee imposes a limited personal income tax, applicable only to dividends from stocks and interest on bonds ("Tennessee Income Tax"). Under Tennessee law, dividends received from a qualified regulated investment company are exempt from the Tennessee Income Tax provided that the value of the investments of the investment company are in bonds or securities of the U.S. Government or any agency or instrumentality thereof or in bonds of the State of Tennessee, of any county or any municipality or political subdivision thereof, including any agency, board, authority or commission of any of the above. If less than all of the investments of the company are in such securities and bonds, only that portion of the investments attributable to the above listed securities and bonds will be exempted.

In the opinion of Wyatt, Tarrant & Combs, special Tennessee tax counsel to the Tennessee Tax-Free Fund, shareholders of the Tennessee Tax-Free Fund who otherwise would be subject to the Tennessee Income Tax will not be subject to the tax on distributions received from the Tennessee Tax-Free Fund to the extent such distributions are attributable to interest the Tennessee Tax-Free Fund receives on bonds or securities of the U.S. Government or any agency or instrumentality thereof or in bonds of the State of Tennessee, of any county or any municipality or political subdivision thereof, including any agency, board, authority or commission of any of the above. To the extent such distributions are received by corporations doing business in Tennessee, the distributions would be included in the determination of the amount of net earnings earned by the corporation, which is the tax base for the determination of Tennessee Excise Tax and could as a result be subject to that tax. In addition, the amount of such distributions received by corporations doing business in Tennessee could also be included in the tax base for the determination of the amount due of Tennessee Franchise Tax.

Shareholders will be advised at least annually as to the character for Federal income tax purposes of distributions made to them during the year.

MANAGEMENT OF TRANS
ADVISER FUNDS

DIRECTORS OF THE COMPANY

Overall responsibility for management of the Company rests with the Board of Directors of the Company, who are elected by the shareholders of the Company.

THE ADVISER


Trans Financial Bank, N.A. (the "Adviser") provides the overall management necessary for the Funds' operations and oversees the investment of their assets pursuant to an advisory agreement dated September 8, 1995 (the "Advisory Agreement"). Trans Financial Bank, N.A. is a subsidiary of Trans Financial, Inc. which is a full service financial services provider with approximately $650 million in assets under management as of December 31, 1995.


THE ADVISORY AGREEMENT

In managing the Funds and overseeing the investment of their assets, the Adviser is subject at all times to the supervision of the Company's Board of Directors. The Adviser also furnishes or procures on behalf of the Funds all services necessary for the proper conduct of the Funds' business and administration. In addition to the foregoing, the Adviser selects, monitors and evaluates the Funds' Sub-Adviser. The Adviser, through its Fixed-Income Investment Management Group, has primary responsibility for managing the Tax-Free Funds, the Intermediate Bond Fund and the Money Market Fund. T. Radford Hazelip and Mary A. Dennis, CFA co-manage the Tax-Free Funds. Mr. Hazelip joined Trans Financial Trust and Investment Services as Director of Fixed Income in May, 1995. Previously, he managed the Tax-Exempt Fixed Income Department of PNC Investment Management & Research. Ms. Dennis joined Trans Financial Trust and Investment Services as Manager of Tax-Exempt Investments in May, 1995. Previously, she was a Municipal Portfolio Manager at PNC Investment Management & Research. Marshall Cox manages the Money Market and Intermediate Bond Funds. Mr. Cox joined Trans Financial Trust and Investment Services as Manager of Taxable Fixed Income Investments in September, 1995. Previously, he was Director of Fixed Income at Bradford Investment Management.

Under the terms of the Advisory Agreement, the Funds pay all of their expenses, including, but not limited to, the costs incurred in connection with the registration and maintenance of registration of the Funds and their shares with the Commission and various states and other jurisdictions, printing and mailing prospectuses and statements of additional information to shareholders, transfer taxes on the sales of portfolio securities, brokerage commissions, custodial and transfer charges, legal and auditing expenses, certain insurance premiums, out of pocket expenses of the Custodian, Transfer Agent and Fund Accountants, preparation of shareholder reports, directors' fees and expenses of director and shareholder meetings.

For the services it provides under the terms of the Advisory Agreement, the Adviser receives a monthly fee of .20% per annum of the Money Market Fund's average daily net assets, 1.00% per annum of each of the Growth/Value and Aggressive Growth Fund's average daily net assets and .40% per annum of the Intermediate Bond Fund's and each Tax-Free Fund's average daily net assets. The Adviser may, from time to time, voluntarily agree to defer or waive fees or absorb some or all of the expenses of the Funds.


THE SUB-ADVISER


The Adviser has retained Mastrapasqua & Associates, Inc., 1801 West End Avenue, Nashville, Tennessee ("M&A") to provide sub-advisory services pursuant to a Sub-Advisory Agreement dated September 8, 1995. M&A is a registered investment adviser formed in March, 1993. Its core business is portfolio management for institutions, individuals and business owners, including the Adviser. M&A currently manages approximately $300 million in assets. M&A shares primary responsibility for managing the Growth/Value and Aggressive Growth Funds with the Adviser and provides the Adviser with economic forecasts and strategic analysis for each of the other Funds. Frank Mastrapasqua, Ph.D., Chairman and Chief Executive Officer of M&A, and Thomas A. Trantum, President of M&A, co-manage the Growth/Value and Aggressive Growth Funds. Prior to forming M&A in 1993, Mr. Mastrapasqua was Partner, Director of Research and Chief Investment Strategist, J.C. Bradford & Co. and Mr. Trantum was Partner and Senior Security Analyst, J.C. Bradford & Co. Mr. Mastrapasqua also serves as a director of Trans Financial, Inc. For its services, M&A is paid by the Adviser as follows: with respect to the Aggressive Growth and the Growth/Value Funds, the Adviser (not the Fund) pays to M&A an annual fee, calculated daily and paid monthly, of .50% on the first $100 million of such Funds' combined average daily net assets plus
 .25% of such Funds' combined average daily net assets in excess of $100 million for its services, and, with respect to each other Trans Adviser Fund, the Adviser (not the Fund) pays M&A an annual fee, calculated daily and paid monthly, of .03% of average daily net assets for its services.


ADMINISTRATOR AND DISTRIBUTOR


Forum Financial Services, Inc. ("Forum") supervises administration of the Company and acts as distributor of the Funds' shares pursuant to separate Administration and Distribution Agreements with the Company. Forum and Forum Financial Corp., the Company's Transfer Agent, are members of the Forum Financial Group of companies, and together provide a full range of services to the investment company and financial services industry. As of the date of this Prospectus, Forum acted as administrator and distributor of registered investment companies with assets of approximately $ billion. Forum, whose address is Two Portland Square, Portland, Maine 04101, is a registered broker-dealer and investment adviser and is a member of the National Association of Securities Dealers, Inc. As of the date of this Prospectus, Forum and Forum Financial Corp. are controlled by John Y. Keffer.


Under the Administration Agreement, Forum supervises the administration of all aspects of the Company's operations, including the Company's receipt of services for which the Company is obligated to pay, provides the Company with general office facilities and provides, at the Company's expense, the services of persons necessary to perform such supervisory, administrative and clerical functions as are needed to effectively operate the Company. Those persons, as well as certain employees and officers of the Company, may be directors, officers or employees of (and persons providing services to the Company may include) Forum and its affiliates. For these services and facilities, Forum receives with respect to each Fund a fee computed and paid monthly at an annual rate of 0.15% of the average daily net assets of the Fund, subject to an annual minimum fee of $25,000 per Fund.

Under the Distribution Agreement, Forum acts as distributor of the Funds' shares. Forum acts as the agent of the Company in connection with the offering of shares of the Funds. Forum receives no compensation for its services under the Distribution Agreement. Forum may enter into arrangements with banks, broker-dealers or other financial institutions ("Selected Dealers") through which investors may purchase or redeem shares. Forum may, at its own expense and from its own resources, compensate certain persons who provide services in connection with the sale or expected sale of shares of the Funds. Investors purchasing shares of the Funds through another financial institution should read any materials and information provided by the financial institution to acquaint themselves with its procedures and any fees that it may charge.

SHAREHOLDER SERVICING

Shareholder services are provided to the Funds pursuant to agreements between the Company and various shareholder servicing agents, including Trans Financial Bank, N.A. and other financial institutions and securities brokers (each a "Shareholder Servicing Agent"). Each Shareholder Servicing Agent generally will provide support services to shareholders by establishing and maintaining accounts and records, processing dividend and distribution payments, providing account information, arranging for bank wires, responding to routine inquiries, forwarding shareholder communications, assisting in the processing of purchase, exchange and redemption requests, and assisting shareholders in changing dividend options, account designations and addresses. For expenses incurred and services provided as Shareholder Servicing Agent pursuant to its respective Shareholder Servicing Agreement, a Fund pays each Shareholder Servicing Agent a fee computed daily and paid monthly, in amounts aggregating not more than twenty-five one-hundredths of one percent (.25%) of the average daily net assets of a Fund per year. A Shareholder Servicing Agent may from time to time waive all or a portion of its respective shareholder servicing fees with respect to a Fund.

CUSTODIAN

First National Bank of Boston, 150 Royall Street, Canton, MA 02021 serves as Custodian for the Company.

TRANSFER AGENT

FFC, a registered transfer agent, acts as the Company's Transfer Agent and Dividend Disbursing Agent. FFC maintains an account for each shareholder of the Fund (unless such accounts are maintained by sub-transfer agents or processing agents) and performs other transfer agency and related functions. For these services, FFC will receive an annual fee of $12,000 plus account and series charges. The Company will also reimburse FFC for certain expenses incurred on behalf of the Funds.

FFC is authorized to subcontract any or all of its functions to one or more qualified sub-transfer agents, shareholder servicing agents, or processing agents, who may be affiliates of FFC, and who agree to comply with the terms of FFC's agreement with the Company. Among the services provided by such agents are processing trades through automated interfaces with brokers and institutions; answering customer inquiries regarding account matters; assisting shareholders in designating and changing various account options; aggregating and processing purchase and redemption orders and transmitting and receiving funds for shareholder orders; transmitting, on behalf of the Company, proxy statements, prospectuses and shareholder reports to shareholders and tabulating proxies;
processing dividend payments and providing subaccounting services for Fund shares held beneficially; and providing such other services as the Company or a shareholder may request. The Fund will bear directly any fees or expenses charged to FFC by such sub-transfer agents.

EXPENSES

The Adviser, M&A and the Administrator/Distributor each bear all expenses in connection with the performance of their services as Adviser, Sub-Adviser and Administrator/Distributor, respectively, other than the cost of securities (including brokerage commissions, if any) purchased for a Fund.

BANKING LAWS

The Adviser believes that it possesses the legal authority to perform the advisory services for the Funds contemplated by its management agreement with the Company and described in this Prospectus without violation of applicable banking laws and regulations. Future changes in Federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations could change the manner in which Trans Financial Bank, N.A. could continue to perform such services for the Company. See "Management of the Company - Glass-Steagall Act" in the Statement of Additional Information for further discussion of applicable banking laws and regulations.

GENERAL INFORMATION

DESCRIPTION OF THE COMPANY
AND ITS SHARES

The Company  was organized  as a  Maryland  corporation on  June 20,  1995.  The
Company is authorized to issue shares of common stock, par value $.001 per share, which may, without shareholder approval, be divided into an unlimited number of series or classes of such shares, and which are presently divided into seven series of shares, one for each of the following Funds: the Money Market Fund, the Growth/Value Fund, the Aggressive Growth Fund, the Intermediate Bond Fund, the Kentucky Tax-Free Fund, the Tennessee Tax-Free Fund and the International Fund (which is not currently offered). Each share represents an equal proportionate interest in a Fund with other shares of the same series, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared at the discretion of the directors (see "Miscellaneous" below).

Shareholders are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. Shareholders vote as a single class except (i) when required by the 1940 Act, shares shall be voted by individual series and (ii) when the directors have determined that the matter affects only the interests of one or more series, then only shareholders of such series shall be entitled to vote thereon. The Company will not hold annual meetings, however, shareholders with beneficial ownership of 10% or more of the Company's shares have the right to call a meeting for the purpose of voting upon the removal of a director or directors.

Overall responsibility for the management of the Company is vested in the Board of Directors. See "Management of Trans Adviser Funds - Directors of the Company." Individual directors are elected by the shareholders and may be removed by the Board of Directors or shareholders at a meeting held for such purpose in accordance with the provisions of the Articles of Incorporation and the By-laws of the Company and Maryland law. See "Additional Information - Miscellaneous" in the Statement of Additional Information for further information.

PERFORMANCE INFORMATION

From time to time performance information for a Fund showing its total return, distribution rate and/ or yield may be presented in advertisements and sales literature. Average annual total return will be calculated for the past year and the period since the establishment of the Fund. Total return is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming the investor paid the maximum sales load on the investment and assuming immediate reinvestment of any dividends or capital gains distributions). Yield will be computed by dividing the Fund's net investment income per share earned during a recent one-month period by the Fund's per share net asset value (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and analyzing the result. In addition, the Tax-Free Funds may present tax-equivalent yield in advertisements and sales literature.

The Funds may also publish a distribution rate in investor communications preceded or accompanied by a copy of the current Prospectus. The current distribution rate for a Fund will be calculated by dividing the maximum offering price per share into the annualization of the total distributions made by the Fund during the same thirty-day period. The current distribution rate may differ from current yield because the distribution rate may contain items of capital gain and other items of income, while yield reflects only earned interest and dividend items of income. In each case, the yield, distribution rates and total return figures will reflect all recurring charges against Fund income and will assume the payment of the maximum sales load.

Investors may also judge the performance of each Fund by comparing its performance to the performance of other mutual funds with comparable investment objectives and policies through various mutual fund or market indices or rankings and data published by various services such as that provided by Lipper Analytical Services, Inc. Comparisons and references may also be made to indices or data published in MONEY MAGAZINE, FORBES, BARRON'S, THE WALL STREET JOURNAL, THE NEW YORK TIMES, BUSINESS WEEK, AMERICAN BANKER, INSTITUTIONAL INVESTOR, PENSIONS AND INVESTMENTS, U.S.A. TODAY, FORTUNE, CDA/WIESENBERGER, IBBOTSON ASSOCIATES, INC., MORNINGSTAR and local newspapers and periodicals. In addition to performance information, general information about these Funds that appears in a publication such as those mentioned above may be included in advertisements, sales literature and in reports to shareholders.

Information about the performance of a Fund is based on a Fund's record up to a certain date and is not intended to indicate future performance. Total return, yield and distribution rate are functions of the type and quality of instruments held in a Fund, operating expenses, and marketing conditions. Any fees charged by Trans Financial Bank or any of its affiliates or a broker-dealer with respect to customer accounts investing in shares of a Fund will not be included in performance calculations.

MISCELLANEOUS


Shareholders will receive unaudited semi-annual reports and annual reports audited by independent public accountants.



Inquiries regarding the Company may be directed in writing to the Company at P.O. Box 90001, Bowling Green, KY 42102-9001, or by calling toll free (800) 308-TRAN.



PRINCIPAL HOLDERS OF SECURITIES

TRANS ADVISER FUNDS
P.O. Box 90001
Bowling Green, KY 42102-9001

ADVISER
Trans Financial Bank
P.O. Box 90001
Bowling Green, KY 42102-9001


SUB-ADVISER
Mastrapasqua & Associates, Inc.
814 Church Street
Nashville, TN 37203


ADMINISTRATOR/DISTRIBUTOR
Forum Financial Services, Inc.
Two Portland Square
Portland, ME 04101

TRANSFER AGENT
Forum Financial Corp.
Two Portland Square
Portland, ME 04101

LEGAL COUNSEL
Kramer, Levin, Naftalis, Nessen,
 Kamin & Frankel
919 Third Avenue
New York, NY 10022

AUDITORS
KPMG Peat Marwick LLP
99 High Street
Boston, MA 02110

                               Table of Contents


                                               Page
Highlights................................           2
Fee Table.................................           3
Financial Highlights......................           4
Investment Objectives and Policies........           5
Risk Factors..............................          19
Valuation of Shares.......................          21
Purchases and Redemptions of Shares.......          21
How to Invest.............................          22
How to Redeem Shares......................          27
Dividends and Taxes.......................          28
Management of Trans Adviser Funds.........          31
General Information.......................          34


NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                     [LOGO]

                               GROWTH/VALUE FUND
                             AGGRESSIVE GROWTH FUND
                             INTERMEDIATE BOND FUND
                             KENTUCKY TAX-FREE FUND
                            TENNESSEE TAX-FREE FUND
                               MONEY MARKET FUND


                                   PROSPECTUS
                                     DATED
                                 MARCH 29, 1996


                                NOT FDIC INSURED

                               TRANS ADVISER FUNDS



                       Statement of Additional Information


                                  March 29, 1996



                              _____________________


This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus of Trans Adviser Funds dated the same date hereof (the "Prospectus"). This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus may be obtained by writing Trans Adviser Funds at P.O. Box 90001, Bowling Green, KY 42102-9001, or by telephoning toll free (800) 308-TRAN.

                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----

TRANS ADVISER FUNDS. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

INVESTMENT OBJECTIVES AND POLICIES . . . . . . . . . . . . . . . . . . . . .   1
     Additional Information on Portfolio Instruments . . . . . . . . . . . .   1
     Investment Restrictions . . . . . . . . . . . . . . . . . . . . . . . .  12
     Portfolio Turnover. . . . . . . . . . . . . . . . . . . . . . . . . . .  13
     Risks and Special Considerations Regarding Investment in Kentucky
     Obligations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
     Risks and Special Considerations Regarding Investment in Tennessee
     Obligations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14

VALUATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
     Valuation of the Money Market Fund. . . . . . . . . . . . . . . . . . .  16
     Valuation of the Funds (other than the Money Market Fund) . . . . . . .  16

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION . . . . . . . . . . . . . . .  16
     Purchase of Shares. . . . . . . . . . . . . . . . . . . . . . . . . . .  16
     Matters Affecting Redemption. . . . . . . . . . . . . . . . . . . . . .  16

ADDITIONAL TAX INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . .  17
     Qualification as a Regulated Investment Company . . . . . . . . . . . .  17
     Excise Tax on Regulated Investment Companies. . . . . . . . . . . . . .  20
     Additional Tax Information Concerning Other Funds . . . . . . . . . . .  20
     Sale or Redemption of Shares. . . . . . . . . . . . . . . . . . . . . .  21
     Foreign Shareholders. . . . . . . . . . . . . . . . . . . . . . . . . .  21
     Effect of Future Legislation; Local Tax Considerations. . . . . . . . .  22

MANAGEMENT OF THE COMPANY. . . . . . . . . . . . . . . . . . . . . . . . . .  22
     Directors . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .22
     Remuneration of Directors and Certain Executive Order . . . . . . . . . .25
     Officers. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
     Adviser and Sub-Adviser . . . . . . . . . . . . . . . . . . . . . . . . .26
     Portfolio Transactions. . . . . . . . . . . . . . . . . . . . . . . . .  27
     Glass-Steagall Act. . . . . . . . . . . . . . . . . . . . . . . . . . .  28
     Administrator . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
     Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
     Distributor . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
     Custodian . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
     Transfer Agent. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
     Auditors. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
     Legal Counsel . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31

PERFORMANCE INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . . .  31
     Yield of the Money Market Fund. . . . . . . . . . . . . . . . . . . . .  31
     Yield of the Funds (other than the Money Market Fund) . . . . . . . . .  32
     Calculation of Total Return . . . . . . . . . . . . . . . . . . . . . .  32
     Calculation of Distribution Rate. . . . . . . . . . . . . . . . . . . . .32
     Performance Comparisons . . . . . . . . . . . . . . . . . . . . . . . .  33

ADDITIONAL INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
     Organization and Description of Shares. . . . . . . . . . . . . . . . .  33
     Miscellaneous . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34

APPENDIX A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . A-1
APPENDIX B . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . B-1

                       STATEMENT OF ADDITIONAL INFORMATION

                               TRANS ADVISER FUNDS

          Trans Adviser Funds, Inc. (the "Company") is a non-diversified, open-end management investment company. The Company consists of six separate investment portfolios: the Growth/Value Fund, the Aggressive Growth Fund, the Intermediate Bond Fund, the Kentucky Tax-Free Fund, the Tennessee Tax-Free Fund and the Money Market Fund (collectively, the "Funds"). Much of the information contained in this Statement of Additional Information expands on subjects discussed in the Prospectus. Capitalized terms not defined herein are defined in the Prospectus. No investment in shares of a Fund should be made without first reading the Prospectus.


                       INVESTMENT OBJECTIVES AND POLICIES

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS

          The following policies supplement the investment objectives and policies of each Fund as set forth in the Prospectus.

          WHEN-ISSUED SECURITIES. As discussed in the Prospectus, each of the Funds may purchase securities on a when-issued basis (I.E., for delivery beyond the normal settlement date at a stated price and yield). When the Funds agree to purchase securities on a when-issued basis, the Funds' custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, the Funds may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Funds' commitment. It may be expected that the Funds' net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because the Funds will set aside cash or liquid portfolio securities to satisfy their purchase commitments in the manner described above, the Funds' liquidity and the ability of the Adviser (M&A) to manage them might be affected in the event their commitment to purchase when-issued securities ever exceeded 25% of the value of their assets.


          When the Funds engage in when-issued transactions, they rely on the seller to consummate the trade. Failure of the seller to do so may result in the Funds incurring a loss or missing the opportunity to obtain a price considered to be advantageous. The Funds do not intend to purchase when-issued securities for speculative purposes but only in furtherance of their investment objectives, the achievement of which is not dependent upon when-issued securities.


          VARIABLE AND FLOATING RATE SECURITIES. Each Fund may acquire variable and floating rate securities, subject to the relevant Fund's investment objectives, policies and restrictions. A variable rate security is one whose terms provide for the readjustment of its interest rate on set dates and which, upon such readjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate security is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such securities are frequently not rated by credit rating agencies; however, unrated variable and floating rate securities determined by the Adviser (M&A) under guidelines established by the Company's Board of Directors to be of comparable quality at the time of purchase to rated instruments eligible for purchase under a Fund's investment policies may be purchased by a Fund. In making such determinations, the Adviser (M&A) will consider the earning power, cash flow and other liquidity ratios of the issuers of such securities (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate security purchased by a Fund, a Fund may resell the security at any time to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of a variable or floating rate security in the event the issuer of the security defaulted on its payment obligations and the Fund could, as a result or for other reasons, suffer a loss to the extent of the default. Variable or floating rate securities may be secured by bank letters of credit.


          PARTICIPATION INTERESTS. The Tax-Free Funds may purchase participation interests in loans to municipal issuers, which are made available through a commercial bank that arranges the tax-exempt loan. Participation interests are frequently backed by an irrevocable bank letter of credit or a guarantee by a financial institution and give the Funds the right to demand, on short notice (usually not more than seven days), payment of all or any part of the principal amount and accrued interest. Banks retain fees for their role in an amount equal to the excess of the interest paid on the municipal securities over the negotiated yield at which the participation interests were purchased. In the event that the participation interest that a Fund acquires includes the right to demand payment of principal and accrued interest from the issuer of the participation interest pursuant to a letter of credit or other commitment, the maturity will be deemed to be equal to the time remaining until the principal amount can be recovered from the issuer through demand, although the stated maturity may be in excess of one year. To the extent that variable rate instruments and loan participations may lack liquidity (unless payable on demand or within seven days), they are subject to the restriction on illiquid securities, described herein under the caption "Investment Restrictions". See "Illiquid Investments" below for an explanation of how liquidity is determined.


          REPURCHASE AGREEMENTS. Securities held by the Money Market Fund, the Intermediate Bond Fund and the Aggressive Growth Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, the Fund would acquire securities from member banks of the Federal Deposit Insurance Corporation with capital, surplus, and undivided profits of not less than $100,000,000 (as of the date of their most recently published financial statements) and from registered broker-dealers which the Adviser (M&A) deems creditworthy under guidelines approved by the Board of Directors, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest) and the Adviser (M&A) will monitor the collateral's value to ensure that it equals or exceeds the repurchase price (including accrued interest). In addition, securities subject to repurchase agreements will be held in a segregated account. If the seller were to default on its repurchase obligation or become insolvent, the Fund, as the holder of such obligation, would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Finally, it is not certain whether a Fund would be entitled, as against a claim of the seller or its receiver, trustee in bankruptcy or creditors, to retain the underlying securities. Securities subject to repurchase agreements will be held by the Company's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered by the staff of the Securities and Exchange Commission (the "Commission") to be loans by a Fund.

          U.S. GOVERNMENT OBLIGATIONS. The Funds may invest in bills, notes and bonds issued by the U.S. Treasury. Such obligations are supported by the full faith and credit of the U.S. Government.

          BANKERS' ACCEPTANCES AND CERTIFICATES OF DEPOSIT. The Funds (other than the Tax-Free Funds) may invest in bankers' acceptances, certificates of deposit, and demand and time deposits. Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

          Bankers' acceptances will be those guaranteed by domestic and foreign banks, if at the time of purchase, such banks have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements). Certificates of deposit and demand and time deposits will be those of domestic and foreign banks and savings and loan associations, if (a) at the time of purchase they have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements) or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation.

          COMMERCIAL PAPER. The Funds (other than the Tax-Free Funds) may invest in commercial paper. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return. The Funds (other than the Tax-Free and Money Market Funds) may invest in (i) Canadian Commercial Paper, which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and (ii) Europaper, which is U.S. dollar-denominated commercial paper of an issue located in Europe.

          The Tax-Free Funds may invest in municipal obligations issued at a discount, frequently referred to as municipal commercial paper, which are likely to be issued to meet seasonal working capital needs of a municipality or to provide interim construction financing and are to be paid from general revenues of the municipality or refinanced with long-term debt. In most cases, municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements, or other credit facility agreements offered by banks or other institutions. The Tax-Free Funds would be able to draw on these agreements on a default under the terms of the documents of the security.

          VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes, in which a Fund may invest, are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. They are also referred to as variable rate demand notes. Because these notes are direct lending arrangements between the Fund and the issuer, they are not normally traded. Although there may be no secondary market in the notes, the Fund may demand payment of principal and accrued interest at any time or during specified periods not exceeding one year, depending upon the instrument involved, and may resell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for the Fund to dispose of a variable amount master demand note if the issuer defaulted on its payment obligations or during periods when the Fund is not entitled to exercise their demand rights, and the Fund could, for this or other reasons, suffer a loss to the extent of the default. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes must satisfy the same criteria as set forth above for commercial paper. The Adviser (M&A) will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. Where necessary to ensure that a note is of "high quality," the Fund will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. In determining dollar-weighted average portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer through demand.


          FOREIGN INVESTMENT. The Growth Funds may, subject to their investment objectives and policies, invest in certain obligations or securities of foreign issuers. Permissible investments include Eurodollar Certificates of Deposit ("ECDs") which are U.S. dollar denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States, Yankee Certificates of Deposit ("Yankee CDs") which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States, Eurodollar Time Deposits ("ETDs") which are U.S. dollar denominated deposits in a foreign branch of a U.S. bank or a foreign bank, and Canadian Time Deposits ("CTDs") which are U.S. dollar denominated certificates of deposit issued by Canadian offices of major Canadian Banks. Investments in securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers, including American Depository Receipts ("ADRs") and securities purchased on foreign securities exchanges and over-the-counter, may subject the Growth Funds to investment risks that differ in some respects from those related to investment in obligations of U.S. domestic issuers or in U.S. securities markets. Such risks include future adverse political and economic developments, possible seizure, nationalization or expropriation of foreign investments, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source, and the adoption of other foreign governmental restrictions. Additional risks include less publicly available information, the risk that companies may not be subject to the accounting, auditing and financial reporting standards and requirements of U.S. companies, the risk that foreign securities markets may have less volume and therefore many securities traded in these markets may be less liquid and their prices more volatile than U.S. securities, and the risk that custodian and brokerage costs may be higher. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. The Growth Funds will acquire such securities only when M&A believes the risk associated with such investments are minimal.


          REVERSE REPURCHASE AGREEMENTS. As discussed in the Prospectus, the Aggressive Growth Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with the Fund's investment restrictions. Pursuant to such agreements, the Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. The Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. Such assets will include U.S. Government securities or other liquid, high-grade debt securities. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act.

          CALLS. The Aggressive Growth Fund may write (sell) "covered" call options and purchase options to close out options previously written by it.
Such options must be listed on a National Securities Exchange and issued by the Options Clearing Corporation. The purpose of writing covered call options is to generate additional premium income for the Fund. This premium income will serve to enhance the Fund's total return and will reduce the effect of any price decline of the security involved in the option. Covered call options will generally be written on securities which, in M&A's opinion, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

          A call option gives the holder (buyer) the "right to purchase" a security at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, the writer may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure the writer's obligation to deliver the underlying security in the case of a call option, a writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation. The Aggressive Growth Fund will write only covered call options. This means that the Aggressive Growth Fund will only write a call option on a security which it already owns. (In order to comply with the requirements of the securities laws in several states the Fund will not write a covered call option if, as a result, the aggregate market value of all portfolio securities covering call options or subject to put options exceeds 25% of the market value of its total assets.)

          Aggressive Growth Fund securities on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund's investment objectives. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered call options, which the Aggressive Growth Fund will not do), but capable of enhancing the Fund's total return.
When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but retains the risk of loss should the price of the security decline. Unlike an owner of securities not subject to an option, the Aggressive Growth Fund will not have any control over when it may be required to sell the underlying securities, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security. The security covering the call will be maintained in a segregated account of the Fund's custodian. The Aggressive Growth Fund will not consider a security covered by a call to be "pledged" as that term is used in its policy which limits the pledging or mortgaging of its assets.

          The premium received is the market value of an option. The premium the Aggressive Growth Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, and the length of the option period.
Once the decision to write a call option has been made, the Adviser, in determining whether a particular call option should be written on a particular security, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Fund for writing covered call options will be recorded as a liability in the Fund's statement of assets and liabilities. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The liability will be extinguished upon expiration of the option, the purchase of an identical option in the closing transaction, or delivery of the underlying security upon the exercise of the option.

          Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit the Aggressive Growth Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that the Fund will be able to effect such closing transactions at a favorable price. If the Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk in the security.
This could result in higher transaction costs. The Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

          Call options written by the Aggressive Growth Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, the Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security from its portfolio. In such cases, additional costs will be incurred.

          The Aggressive Growth Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

          PUTS. When the Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract the Fund will be required to make margin payments to a futures commission merchant for futures contracts. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

          If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline. The Aggressive Growth Fund may acquire "puts" with respect to securities held in its portfolio. A put is a right to sell a specified security (or securities) within a specified period of time at a specified exercise price. The Fund may sell, transfer, or assign a put only in conjunction with the sale, transfer, or assignment of the underlying security or securities.

          The amount payable to the Aggressive Growth Fund upon its exercise of a "put" is normally (i) the Fund's acquisition cost of the securities subject to the put (excluding any accrued interest which the Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.

          Puts may be acquired by the Aggressive Growth Fund to facilitate the liquidity of portfolio assets. Puts may also be used to facilitate the reinvestment of assets at a rate of return more favorable than that of the underlying security.

          FUTURES CONTRACTS. The Aggressive Growth Fund may enter into futures contracts and options on futures contracts for the purposes of remaining fully invested and reducing transaction costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index at a specified future time and at a specified price. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contracts and the price at which the futures contract is originally struck. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government Agency.

          The Tax-Free Funds are permitted to buy and sell futures contracts relating to municipal bond indices ("Municipal Bond Index Futures") and to U.S. Government securities ("U.S. Government Securities Futures," together referred to as "Futures"), and exchange traded options based on Futures as a possible means to protect the asset value of the Funds during periods of changing interest rates, although in fact the Funds may never do so.

          Municipal Bond Index Futures currently are based on a long-term municipal bond index developed by the Chicago Board of Trade ("CBT") and The Bond Buyer (the "Municipal Bond Index"). Financial futures contracts based on the Municipal Bond Index began trading on June 11, 1985. The Municipal Bond Index is comprised of 40 tax-exempt municipal revenue and general obligation bonds. Each bond included in the Municipal Bond Index must be rated A or higher by Moody's or S&P and must have a remaining maturity of 19 years or more. Twice a month new issues satisfying the eligibility requirements are added to, and an equal number of old issues are deleted from the Municipal Bond Index. The value of the Municipal Bond Index is computed daily according to a formula based on the price of each bond in the Municipal Bond Index, as evaluated by six dealer-to-dealer brokers.

          The Municipal Bond Index futures contract is traded only on the CBT. Like other contract markets, the CBT assures performance under futures contracts through a clearing corporation, a nonprofit organization managed by the exchange membership which is also responsible for handling daily accounting of deposits or withdrawals of margin.

          There are at present U.S. Government financial futures contracts based on long-term Treasury bonds, Treasury notes, GNMA Certificates and three-month Treasury bills. U.S. Government Securities

Futures have traded longer than Municipal Bond Index Futures, and the depth and liquidity available in the trading markets for them are in general greater.

          Although futures contracts by their terms call for actual delivery and acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.
Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," or "selling" a contract previously purchased) in an identical contract to terminate the position. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. The acquisition of put and call options on futures contracts will, respectively, give the Funds the right (but not the obligation) for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Brokerage commissions are incurred when a futures contract is bought or sold.

          Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Initial margin deposits on futures contracts are customarily set at levels much lower than the prices at which the underlying securities are purchased and sold, typically ranging upward from less than 5% of the value of the contract being traded.

          After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Funds expect to earn interest income on their margin deposits.


          Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the prices of underlying securities. The Funds may use futures contracts for hedging purposes only.


          When interest rates are expected to rise or market values of portfolio securities are expected to fall, the Funds can seek through the sale of futures contracts to offset a decline in the value of their portfolio securities. When interest rates are expected to fall or market values are expected to rise, a Fund, through the purchase of such contracts, can attempt to secure better rates or prices for the Fund, than might later be available in the market when it effects anticipated purchases.

          Regulations of the CFTC require that a Fund enters into transactions in futures contracts and options thereon for hedging purposes only, in order to assure that it is not deemed to be a "commodity pool" under such regulations.
In particular, CFTC regulations require that all short futures positions be entered into for the purpose of hedging the value of securities held in a Fund's portfolio, and that all long futures positions either constitute bona fide hedging transactions, as defined in such regulations, or have a total value not in excess of an amount determined by reference to certain cash and securities positions maintained for the Fund, and accrued profits on such positions. In addition, the Fund may not purchase or sell such instruments if, immediately thereafter, the sum of the amount of initial margin deposits on its existing futures positions and premiums paid for options on futures contracts would exceed 5% of the market value of the Fund's total assets.

          When a Fund purchases a futures contract, an amount of cash or cash equivalents or high quality debt securities will be deposited in a segregated account with the Fund's custodian so that the amount so segregated, plus the initial deposit and variation margin held in the account of its broker, will at all times equal the value of the futures contract, thereby insuring that the use of such futures is unleveraged.


          The Funds will only sell futures contracts to protect securities they own against price declines or purchase contracts to protect against an increase in the price of securities they intend to purchase. As evidence of this hedging interest, the Funds expect that approximately 75% of their futures contract purchases will be "completed," that is, equivalent amounts of related securities will have been purchased or are being purchased by the Funds upon sale of open futures contracts.

          Although techniques other than the sale and purchase of futures contracts could be used to control the Funds' exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Funds will incur commission expenses in both opening and closing out futures positions, these costs are lower than transactions costs incurred in the purchase and sale of the underlying securities.

          RESTRICTIONS ON THE USE OF FUTURES CONTRACTS. A Fund will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of a Fund's total assets. In addition, a Fund will not enter into futures contracts to the extent that the value of the futures contracts held would exceed 10% of the Fund's total assets. Futures transactions will be limited to the extent necessary to maintain a Fund's qualification as a regulated investment company.

          Each Fund has undertaken to restrict its futures contract trading as follows: first, the Funds will not engage in transactions in futures contracts for speculative purposes; second, a Fund will not market itself to the public as a commodity pool or otherwise as a vehicle for trading in the commodities futures or commodity options markets; third, each Fund will disclose to all prospective shareholders the purpose of and limitations on its commodity futures trading; fourth, each Fund will submit to the CFTC special calls for information. Accordingly, registration as a commodities pool operator with the CFTC is not required.

          In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the SEC. Under those requirements, where a Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker) containing cash or certain liquid assets equal to the purchase price of the contract (less any margin on deposit). For a short position in futures or forward contracts held by a Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker) with cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts (but are not less than the price at which the short positions were established). However, segregation of assets is not required if a Fund "covers" a long position. For example, instead of segregating assets, a Fund, when holding a long position in a futures contract, could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund. In addition, where a Fund takes short positions, or engages in sales of call options, it need not segregate assets if it "covers" these positions. For example, where a Fund holds a short position in a futures contract, it may cover by owning the instruments underlying the contract. A Fund may also cover such a position by holding a call option permitting it to purchase the same futures contract at a price no higher than the price at which the short position was established. Where a Fund sells a call option on a futures contract, it may cover either by entering into a long position in the same contract at a price no higher than the strike price of the call option or by owning the instruments underlying the futures contract. A Fund could also cover this position by holding a separate call option permitting it to purchase the same futures contract at a price no higher than the strike price of the call option sold by the Fund.

          RISK FACTORS IN FUTURES TRANSACTIONS. Positions in futures contracts may be closed out only on an exchange that provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain the required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge them. A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges and for which there appears to be a liquid secondary market.

          The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market which may also cause temporary price distortions. A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. A Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.


          Utilization of futures transactions by a Fund does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. It is also possible that a Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in a futures contract or related option.


          Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.


          AMERICAN DEPOSITORY RECEIPTS (ADRs) are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. The Growth Funds may purchase ADRs. Designed for use in U.S. markets, ADRs are alternatives to the purchase of the underlying securities in their national markets and currencies. ADRs may be sponsored or unsponsored; there is less publicly available information with respect to unsponsored ADRs. It is anticipated that ADRs will not be relied upon to achieve the Growth Funds' objectives.

          LOWER-RATED DEBT SECURITIES. The Growth Funds and the Intermediate Bond Fund may purchase lower-rated debt securities commonly referred to as "junk bonds" (those rated Ba to C by Moody's or BB to C by S&P) that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-rated debt securities may fluctuate more than those of higher-rated debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

          While the market for high-yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the 1980s brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructuring. Past experience may not provide an accurate indication of future performance of the high yield bond market, especially during periods of economic recession. In fact, from 1989 to 1991, the percentage of lower-rated debt securities that defaulted rose significantly above prior levels, although the default rate decreased in 1992.

          The market for lower-rated securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-rated debt securities will be valued in accordance with procedures established by the Board of Directors, including the use of outside pricing services. Judgment plays a greater role in valuing high-yield corporate debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services to value lower-rated debt securities and a Fund's ability to sell these securities.


          Since the risk of default is higher for lower-rated debt securities, the Adviser's (M&A's) research and credit analysis are an especially important part of managing securities of this type held by a Fund. In considering investments for a Fund, the Adviser (M&A) will attempt to identify those issuers of high-yielding debt securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. The Adviser's (M&A's) analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.


          A Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund's shareholders.

          ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business, within seven days, at approximately the prices at which they are valued. Each of the Funds may purchase illiquid investments. Under the supervision of the Board Directors, the Adviser (M&A) determines the liquidity of each Fund's investments and, through reports from the Adviser (M&A), the Board monitors investments in illiquid instruments. In determining the liquidity of a Fund's investments, the Adviser (M&A) may consider various factors, including (1) the frequency of trades and quotations,
(2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset a Fund's rights and obligations relating to the investment). Investments currently considered by a Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days. Also, the Adviser (M&A), may determine some over-the-counter options, restricted securities and loans and other direct debt instruments, and swap agreements to be illiquid. However, with respect to over-the-counter options the Aggressive Growth Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the Aggressive Growth Fund may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Directors. If through a change in values, net assets, or other circumstances, the Aggressive Growth Fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.


          LOANS AND OTHER DIRECT DEBT INSTRUMENTS are interests in amounts owed by a corporate, governmental, or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participation), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to a Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate a Fund to supply additional cash to the borrower on demand.

          RESTRICTED SECURITIES generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to seek registration of the shares. However, in general, the Funds anticipate holding restricted securities to maturity or selling them in an exempt transaction.


          WARRANTS. Warrants are securities that give the Aggressive Growth Fund the right to purchase equity securities from the issuer at a specific price (the strike price) for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to greater price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital depreciation.


          Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

          SECURITIES LENDING. The Funds may lend their portfolio securities to broker-dealers, banks or institutional borrowers of securities. A Fund must receive a minimum of 100% collateral, plus any interest due in the form of cash or U.S. Government securities. This collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any interest negotiated between the parties to the lending agreement. Loans will be subject to termination by the Fund or the borrower at any time. While the Funds will not have the right to vote securities on loan, each Fund intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. A Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which the Adviser (M&A) has determined are creditworthy under guidelines established by the Company's Board of Directors.


          OTHER INVESTMENT COMPANIES. A Fund may invest in the securities of other investment companies to the extent permissible under the applicable regulations and interpretations of the 1940 Act or an exemptive order. M&A and/or the Adviser will waive its fee with respect to a Fund's assets invested in an investment company to the extent required by the laws of any state in which the Fund's shares are sold. It is anticipated that investment in other investment companies will not be relied upon to achieve the Growth Funds' objectives.


          FUTURE DEVELOPMENTS. As discussed in the Prospectus, a Fund may take advantage of other investment practices which are not at present contemplated for use by a Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with a Fund's investment objective and are legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described in the Prospectus and Statement of Additional Information. Prior to commencing any new investment practice, the Fund will notify shareholders by means of a prospectus supplement.

INVESTMENT RESTRICTIONS

          The following fundamental investment limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the 1940 Act) of a Fund.

          A Fund may not (unless otherwise indicated):

          (1) issue any senior security (as defined in the 1940 Act), except that (a) a Fund may engage in transactions which may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretation of the 1940 Act or an exemptive order; (b) a Fund may acquire other securities that may be deemed senior securities to the extent permitted under applicable regulations or interpretations of the 1940 Act; (c) subject to the restrictions set forth below, the Fund may borrow money as authorized by the 1940 Act;


          (2) borrow money, except that (a) a Fund may enter into commitments to purchase securities in accordance with its investment program, including delayed-delivery and when-issued securities and reverse repurchase agreements, provided that the total amount of any such borrowing does not exceed 33 1/3% of the Fund's total assets; and (b) a Fund may borrow money for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets at the time when the loan is made (the Aggressive Growth Fund is not subject to this 5% limitation and may borrow money for purposes of leveraging).


          (3) underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;

          (4) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of a Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

          (5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

          (6) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

          (7) lend any security or make any other loan if, as a result, more than 33 1/3% of a Fund's total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

          The following investment limitations are nonfundamental and may be changed without shareholder approval:

          (i) Each Fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

         (ii) Each Fund does not currently intend to purchase securities on margin, except that a Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

        (iii) Each Fund does not currently intend to purchase any security if, as a result, more than 15% (10% with respect to the Money Market
               Fund) of its net assets would be
               invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

         (iv) The Money Market Fund does not currently intend to invest in securities of real estate investment trusts that are not readily marketable, or to invest in securities of real estate limited partnerships that are not listed on the New York Stock Exchange or the American Stock Exchange or traded on the NASDAQ National Market System.

          (v) Each Fund does not currently intend to make loans, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

         (vi) Each Fund shall not invest in the securities of other investment companies, except that a Fund may invest in the securities of other investment companies that are not "affiliated persons" of the Fund (unless permitted by SEC regulations or exemptive relief) to the extent permissible under the applicable regulations and interpretations of the 1940 Act or an exemptive order. M&A and/or the Adviser will waive the portion of its fee attributable to the assets of a Fund invested in such investment companies to the extent required by the laws of any jurisdiction in which shares of the Fund are registered for sale.

        (vii) The Money Market Fund will not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.


          In addition to the above, at the close of each quarter of its taxable year, at least 50% of the value of each Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which a Fund has not invested more than 5% of the value of the Fund's total assets in securities of any such issuer and does not hold more than 10% of its outstanding voting securities), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which a Fund controls and which are engaged in the same or similar trades or businesses.

          As a condition to registration of their shares in the State of Arkansas, the Intermediate Bond Fund, the Aggressive Growth Fund, the Growth/Value Fund and the Money Market Fund will not (a) purchase securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years, and equity securities of issuers which are not readily marketable if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of a Fund's total assets or (b) invest in interests in oil, gas or other mineral exploration or development programs; a Fund may, however, purchase and sell securities engaged in the exploration, development, production, refining, transporting and marketing of oil, gas or minerals.


PORTFOLIO TURNOVER


          The portfolio turnover rate for each of the Funds is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities at the time of acquisition were one year or less. Portfolio turnover with respect to the Money Market Fund is expected to be zero percent for regulatory purposes. The portfolio turnover rate with respect to a Fund may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of shares. A higher portfolio turnover rate may lead to increased taxes and transaction costs. Portfolio turnover will not be a limiting factor in making investment decisions. [Add portfolio turnover rates.]

RISKS AND SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN KENTUCKY OBLIGATIONS [TO BE REVISED]


          The following is a discussion of the general factors that might influence the ability of Kentucky issuers to repay principal and interest when due on the Kentucky Obligations contained in the portfolio of the Kentucky Tax-Free Fund. Such information is derived from sources that are generally available to investors and is believed by the Kentucky Tax-Free Fund to be accurate, but has not been independently verified and may not be complete.

          Economic problems include a continuing high unemployment rate in the non-urbanized area of the State. The Coal Severance Tax is a significant revenue producer for the State and its political subdivisions, and any substantial decrease in the amount of coal or other minerals produced could result in revenue shortfalls. Additionally, any Federal legislation adversely affecting the domestic and export tobacco and/or cigarette industry would have a negative impact on Kentucky's economy. Although revenue obligations of the State or its political subdivisions may be payable from a specific project, there can be no assurances that further economic difficulties and the resulting impact on State and local government finances will not adversely affect the market value of the bonds issued by Kentucky municipalities or political subdivisions or the ability of the respective entities to pay debt service. Major legislative initiatives in the areas of education reform and medicaid expenses are having an impact on the Commonwealth's financial profile.

          The Commonwealth of Kentucky relies primarily upon sales and use tax, individual income tax, property tax, corporate income tax, insurance premium tax, alcohol beverage tax, corporate license tax, cigarette tax, and horse racing tax for its revenue. The cities, counties and other local governments are essentially limited to property taxes, occupational license taxes, transit and restaurant meal taxes and various license fees for their revenue. Obligations of non-Kentucky issuers are subject to the risks of general economic and other factors affecting those issuers.


          Because of constitutional limitations, the Commonwealth of Kentucky cannot enter into a financial obligation of more than two years' duration, and no other municipal issuer within the Commonwealth can enter into a financial obligation of more than one year's duration. As a consequence, the payment and security arrangements applicable to Kentucky revenue bonds differ significantly from those generally applicable to municipal revenue bonds in other states.


FISCAL YEAR 1995 (UNAUDITED)

          The Commonwealth of Kentucky continues to achieve structural balance in its budget through consensus forecasting of state revenue and measures of fiscal constraint. The General Fund ended the fiscal year with a budget surplus of $134 million. The surplus was comprised of excess revenues of $84 million above the original estimate of $5.07 billion and expenditure reductions of $50 million. Additionally, individual tax refunds for the second consecutive year were paid prior to July 1.

          An additional $10 million was deposited to the Budget Reserve Trust Fund, on July 1, 1995, bringing the balance to the targeted level of $100 million. The Budget Reserve Trust Fund is a line item in the Commonwealth's biennial budget.


          On July 31, 1995, a special session of the Kentucky General Assembly convened to address court ordered legislative redistricting, adding $100 million to the Budget Reserve Trust F und, and approval of $50 million in secondary road improvements to be funded from excess Road Fund Revenues. The General Assembly adopted each of the referenced items and adjourned August 4, 1995. However, the legislative redistricting plan adopted for the House of Representatives was vetoed by Governor Jones and will have to be addressed in the next regular or special session of the General Assembly.


RISKS AND SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN TENNESSEE OBLIGATIONS

          The Constitution of the State of Tennessee forbids the expenditure of the proceeds of any debt obligation for a purpose other than the purpose for which it was authorized by statute. Under Tennessee law, the term of the State's bonds cannot exceed the life of the projects being financed. Furthermore, the amount of debt obligations of the State of Tennessee cannot exceed the amount authorized by the Tennessee General Assembly. The procedure for funding State of Tennessee debt is provided by Chapter 9 of Title 9, Tennessee Code Annotated. The Funding Board of the State of Tennessee is the entity authorized to issue general obligation indebtedness of the State of Tennessee. Pursuant to Section 9-9-106, Tennessee Code Annotated, the Funding Board of the State of Tennessee has a lien on the taxes, fees and revenues from certain designated revenue sources for the full amount required to service the State's general obligation indebtedness. Certain other agencies and authorities in Tennessee issue obligations, payable solely from specific non-tax enterprise fund revenues and which are not debts or liabilities of the State of Tennessee nor is the full faith and credit pledged to the payment thereof.

          Under current state statutes, the State of Tennessee's general obligation bonded debt issuances are subject to an annual legal debt service limitation based on a pledged portion of certain current year revenues. As of June 30, 1994, the State of Tennessee's annual legal debt service limit of $351 million was well above the debt service required of $102 million, with a legal debt service margin of $249 million. Debt per capita equaled $123, and the ratio of net general long-term bonded debt to assessed property valuation was
1.32 percent.

          The Constitution of the State of Tennessee requires a balanced budget. As required by law, the legislature enacted a balanced budget for fiscal year 1994-95. Beginning January 1, 1994 the State of Tennessee received a waiver from the federal government to replace Medicaid with the new program, TennCare. TennCare was implemented to help control the sky-rocketing cost of health care and to provide insurance coverage not only to previous Medicaid eligible individuals but also to uninsured Tennesseans. Due principally to inaccurate funding assumptions with respect to the TennCare program, the budget for the year ending June 30, 1995 projected a shortfall of $126 million.

          Despite the budgetary concerns caused by the costs associated with implementing TennCare, the economic outlook for Tennessee remains favorable.
The State's economic diversity has improved substantially over the last eleven years. Investments announced in new and expanding business exceeded one billion dollars in each of those years and exceeded two billion in the last two years. The $3.2 billion in announced capital investments in 1989 was the single largest year and exceeded the $2.78 billion in 1985 when Saturn Corporation chose Tennessee for its plan site. This growth created 23,800 new jobs in Tennessee for the year ended June 1994.


          The Tennessee General Assembly enacted a balanced budget for fiscal year 1994-95. The budget included a two percent salary increase for State employees, public higher education employees and teachers in the public school system effective on July 1, 1994, and another two percent salary increase effective on October 1, 1994. The revenue estimates were officially revised at March 1 when the budget document for the fiscal year 1995-96 was presented to the General Assembly. The revised revenue estimates for fiscal year 1994-95 and projections for fiscal year 1995-96 are within the consensus estimates developed by the State Funding Board in compliance with TCA Section 9-6-202(e).


          Actual revenue collections for fiscal year 1994-95 through January 1995 reflected increases of 9.68 percent for the sales tax and 17.45 percent for the combined excise tax and franchise tax. Total growth in collections, excluding the health services tax, is 9.07 percent. Expenditures for TennCare the housing of state prisoners, institutional operating costs in prisons, the children's plan and some other services were in excess of the original budgeted amounts for fiscal year 1994-95. Supplemental appropriations were accommodated within the revised revenue estimates and a proposal to use one-time reserves. The recommended budget for fiscal year 1995-96 continues the funding of improvements in the Basic Education Program for public schools and begins funding teacher salary equalization. It funds TennCare and the Administration's proposed crime legislation. The revenue estimates for fiscal year 1995-96 assume a 6.3 percent growth in the sales tax, and a 5.0 percent growth in the excise and franchise taxes. The assumed growth in all collections by the Department of Revenue is 5.08 percent. The Revenue Fluctuation Reserve was reduced to $101.4 million at June 30, 1994 due to accrued liabilities in the children's plan and other programs. The new budget maintains the reserve at $101.4 million for fiscal years 1994-95 and 1995-96.

          On March 22, 1993 the Tennessee Supreme Court affirmed a lower court decision that funding for the public school system in Tennessee is unconstitutional because citizens in more affluent school districts receive greater educational funding. The case was remanded to the trial court for further proceedings with respect to the State's providing additional funding to less affluent school systems. After substantial subsequent litigation, the Tennessee Supreme Court issued on February 16, 1995, an opinion approving the State's plan set forth in the Educational Improvement Act of 1992 with the modification that the plan should also include a provision to equalize teachers' salaries in the same way that other expenditures were to be equalized under the program. The result of this decision may be that the State must provide additional funding to less affluent school systems.

          TennCare, the managed care program, is the subject of litigation. In TENNESSEE MEDICAL ASSOCIATION V. MANNING (Davidson County Chancery Court No. 93-3839-1), plaintiffs challenged the State's Administrative Procedure Act requirements. The Chancery Court concluded that the court had no jurisdiction, the plaintiffs had no private cause of action against the State, and the plaintiffs had no injuries and granted the State's motion for summary judgment. The plaintiffs have appealed this ruling.

          On December 19, 1994, the Health Care Financing Administration ("HCFA") notified the State that the State's inclusion of amounts received from its nursing home bed tax and services tax in computing the amount of federal financial participation in TennCare was under review and was possibly inconsistent with federal methodology for such computation. At this time, the State has received no notice of disallowance of federal funds and is vigorously disputing HCFA's assertion of possible improper computation of the amount of federal financial participation. If HCFA were to find that the State's use of the amounts received from these taxes was inconsistent with federal methodology for such computation, then HCFA would offset disallowed amounts against future federal participation in TennCare.


                                    VALUATION


          As indicated in the Prospectus, the net asset value per share
("NAV") of each Fund for purposes of pricing purchase and redemption orders is determined as of the close of regular trading of the New York Stock Exchange (the "NYSE")) on each Business Day of the Fund. Fund Business Days do not include the following observed by the NYSE: New Year's Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day (observed), Labor Day, Thanksgiving Day and Christmas Day (observed). Days on which the Federal Reserve Wire Transfer Service is closed (which include: Martin Luther King
Day, Columbus Day and Veterans Day), in addition to NYSE holidays, are not Business Days for the Money Market Fund. Net asset value per share for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets belonging to a Fund, less the liabilities charged to that Fund, by the number of the outstanding shares of that Fund.


VALUATION OF THE MONEY MARKET FUND

          The Money Market Fund has elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. The value of securities in the Fund can be expected to vary inversely with changes in prevailing interest rates.

          Pursuant to Rule 2a-7, the Money Market Fund will maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share, provided that the Fund will not purchase any security with a remaining maturity of more than 397 days nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. The Company's Board of Directors has also undertaken to establish procedures reasonably designed, taking into account current market conditions and the

Fund's investment objective, to stabilize the net asset value per share of the Fund for purposes of sales and redemptions at $1.00. These procedures include review by the Directors, at such intervals as they deem appropriate, to determine the extent, if any, to which the net asset value per share of the Fund calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, Rule 2a-7 requires that the Board of Directors promptly consider what action, if any, should be initiated. If the Directors believe that the extent of any deviation from the Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, they will take such steps as they consider appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity, shortening the dollar-weighted average portfolio maturity, withholding or reducing dividends, reducing the number of the Fund's outstanding shares without monetary consideration, or utilizing a net asset value per share determined by using available market quotations.

VALUATION OF THE FUNDS (OTHER THAN THE MONEY MARKET FUND)


          The value of the portfolio securities held by the Funds (other than the Money Market Fund) for purposes of determining a Fund's net asset value per share will be established on the basis of current valuations provided by Muller Data Corporation or Kenny S&P Evaluation Services, whose procedures shall be monitored by the Adviser and the Administrator, and which valuations shall be the fair value of such securities. Investments in debt securities with remaining maturities of 60 days or less will be valued based upon the amortized cost method.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

          Forum Financial Services, Inc. (the "Distributor") acts as distributor of the Funds' shares. (See "Management of the Company - Distributor"). In addition to purchasing shares directly from the Distributor, shares may be purchased through arrangements established by the Distributor with banks, broker-dealers or other financial institutions. Customers purchasing shares of the Company may include officers, directors, or employees of the Adviser or M&A.

PURCHASE OF SHARES


          As stated in the Prospectus, the public offering price of shares of each Fund is its net asset value, plus a sales charge where applicable, next determined after receipt of an order in proper form.


MATTERS AFFECTING REDEMPTION


          The Company may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the Commission, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the Commission has by order permitted such suspension, or (d) an emergency exists as determined by the Commission.


          The Company may redeem shares involuntarily if redemption appears appropriate in light of the Company's responsibilities under the 1940 Act. See "Valuation" above.

REDEMPTION IN KIND

          Although each Fund intends to redeem shares in cash, each Fund reserves the right under certain circumstances to pay the redemption price in whole or in part by a distribution of securities from a Fund. To the extent available, such securities will be readily marketable.

          Redemption in kind will be made in conformity with applicable Commission rules, taking such securities at the same value employed in determining NAV and selecting the securities in a manner the Directors determine to be fair and equitable.


          The Funds have elected to be governed by Rule 18f-1 of the 1940 Act under which each Fund is obligated to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of a Fund's net asset value during any 90-day period.


                           ADDITIONAL TAX INFORMATION

          The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

          Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As regulated investment companies, the Funds are not subject to Federal income tax on the portion of their net investment income (I.E., taxable interest, dividends and other taxable ordinary income, net of expenses, including foreign currency gains and loss) and capital gain net income (I.E., the excess of capital gains over capital losses) that they distribute to shareholders, provided that they distribute at least 90% of their investment company taxable income (I.E., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfy certain other requirements of the Code that are described below. Distributions by the Funds made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement.

          In addition to satisfying the Distribution Requirement, a regulated investment company must (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement"); and (2) derive less than 30% of its gross income (exclusive of certain gains on designated hedging transactions that are offset by realized or unrealized losses on offsetting positions) from the sale or other disposition of stock, securities or foreign currencies (or options, futures or forward contracts thereon) held for less than three months (the "Short-Short Gain Test"). For purposes of these calculations, gross income includes tax-exempt income. However, foreign currency gains, including those derived from options, futures and forwards, will not in any event be characterized as Short-Short Gain if they are directly related to the regulated investment company's investments in stock or securities (or options or futures thereon). Because of the Short-Short Gain Test, a Fund may have to limit the sale of appreciated securities that it held for less than three months. However, the Short-Short Gain Test will not prevent a Fund from disposing of investments at a loss, since the recognition of a loss before the expiration of the three-month holding period is disregarded for this purpose. Interest (including original issue discount) received by a Fund at maturity or upon the disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of a security within the meaning of the Short-Short Gain Test. However, income attributable to realized market appreciation will be treated as such income for that purpose.

          In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued while the Fund held the debt obligation. In addition, under the rules of Code Section 988, gain or loss recognized on a disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a forward foreign currency contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Section 1256, will generally be treated as ordinary income or loss.

          Generally, for purposes of determining whether capital gain or loss recognized by a Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (i) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, or (ii) the asset is otherwise held by a Fund as part of a "straddle". However, for purposes of the Short-Short Gain Test, the holding period of the asset disposed of may be reduced only in the case of clause (i) above. In addition, a Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

          Any gain recognized by a Fund on the lapse of, or any gain or loss recognized by a Fund from a closing transaction with respect to, an option written by a Fund will be treated as a short-term capital gain or loss. For purposes of the Short-Short Gain Test, the holding period of an option written by a Fund will commence on the date it is written and end on the date it lapses or the date a closing transaction is entered into. Accordingly, a Fund may be limited in its ability to write options which expire within three months or enter into closing transactions at a gain within three months of the writing of options.

          Certain transactions that may be engaged in by the Aggressive Growth Fund (such as futures contracts and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 contracts."
Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such contract have not terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date.
Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is combined with any other gain or loss that was previously recognized upon the termination of actual Section 1256 contracts during the taxable year. The net amount of such gain or loss for the entire year (including any deemed gain or loss) is treated as 60% long-term and 40% short-term capital gain or loss. The Internal Revenue Service has held in several private rulings (not necessarily applicable to the Funds) that deemed gains arising under Code Section 1256 will be treated for purposes of the Short-Short Gain Test as derived from securities held for not less than three months.

          Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (I.E., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, or any net long-term capital loss incurred after October 31 as if they had been incurred in the succeeding year.

          In addition to satisfying the requirements described above, the Funds must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of its taxable year, at least 50% of the value of each Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which a Fund has not invested more than 5% of the value of the Fund's total assets in securities of any such issuer and does not hold more than 10% of its outstanding voting securities), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Funds controls and which are engaged in the same or similar trades or businesses.

          If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

ADDITIONAL TAX INFORMATION CONCERNING THE TAX-FREE FUNDS

          As indicated in the Prospectus, the Tax-Free Funds are designed to provide shareholders with current interest income free from Federal income taxation and, in the case of the Kentucky and Tennessee Tax-Free Funds, also the Kentucky and Tennessee personal income tax, respectively. The Tax-Free Funds are not intended to constitute balanced investment programs and are not designed for investors seeking capital appreciation. Shares of the Tax-Free Funds would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, so-called Keogh or H.R. 10 plans, and individual retirement accounts. Such plans and accounts are generally tax-exempt and, therefore, would not benefit from the fact that dividends from the Tax-Free Funds are tax-exempt; moreover, such dividends would be ultimately taxable to the beneficiaries when distributed to them. In addition, shareholders who under Code section 147(a) are "substantial users" or "related persons" to substantial users with respect to facilities financed through any tax-exempt obligations held by the Tax-Free Funds should consult a tax adviser whether exempt-interest dividends would remain excludable from gross income in their hands for federal tax purposes under Section 103 of the Code.

          The Code permits a regulated investment company that invests at least 50% of its assets in tax-exempt Municipal Securities (for these purposes, Kentucky and Tennessee Tax-Exempt Obligations are functionally equivalent to Municipal Securities) to pass through to its investors, on a tax-exempt basis, net Municipal Securities interest income. The policy of the Tax-Free Funds is to pay each year as dividends substantially all of their Municipal Securities interest income net of certain deductions, but not to exceed in the aggregate the net exempt-interest income received by each Fund during the taxable year.
An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by a Tax-Free Fund and designated as an exempt-interest dividend in a written notice mailed to shareholders after the close of the Fund's taxable year. The percentage of the total dividends paid for any taxable year which qualifies as Federal exempt-interest dividends will be the same for all shareholders receiving dividends from a Tax-Free Fund during such year, regardless of the period for which the shares were held.

          While the Tax-Free Funds do not expect to realize any significant amount of long-term capital gains, any net realized capital gains (the excess, if any, of net long-term capital gains over net short-term capital losses) will be distributed annually. Distributions of net capital gain will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held a Fund's shares. If a shareholder disposes of shares of a Fund, at a loss, before holding such shares longer than 6 months, the loss will be treated as a long-term capital loss (unless disallowed as specified in the next sentence) to the extent that the shareholder has received a capital gain dividend on the shares. In addition, if a shareholder receives any exempt-interest dividends with respect to any shares held for 6 months or less, any loss on the sale or exchange of such shares will be disallowed to the extent of the amount of such dividends.

          While the Tax-Free Funds do not expect to earn a significant amount of taxable investment income or short-term gains, such income or short-term gains earned by them will be distributed to shareholders and will be taxable to them as ordinary income (whether paid in cash or in additional shares).

          Although the Tax-Free Funds each expects to qualify as a regulated investment company and to be relieved of all or substantially all Federal income taxes, these Funds may be subject to the tax laws of states or localities in which their offices are maintained, in which their agents or independent contractors are located, or in which they are otherwise deemed to be conducting business, depending upon the extent of their activities in such states and localities. In addition, if for any taxable year either of the Tax-Free Funds does not qualify for the special Federal tax treatment afforded regulated investment companies, all of its taxable income will be subject to Federal income tax at the Fund level at regular corporate rates (without any deduction for distributions to shareholders). When distributed, such income, as well as the Fund's Municipal Securities interest income, would be taxable to shareholders as an ordinary dividend.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES

          A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in the calendar year.


          Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Funds may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

ADDITIONAL TAX INFORMATION CONCERNING OTHER FUNDS

          Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for Federal income tax purposes, but they will not qualify for the 70% dividends-received deduction for corporations.

          Each Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. Net capital gain is distributed and designated as a capital gain dividend and will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by a Fund prior to the date on which the shareholder acquired his shares.

          Investment income that may be received by a Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign taxes paid by the Fund. If the Fund so elects, each shareholder would be required to include in gross income, even though not actually received, its pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid its pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against Federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income its pro rata share of such foreign taxes plus the portion of dividends received from the Fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions.

          Distributions by the Funds that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of such shares, as discussed below.

          Distributions by the Funds will be treated in the manner described above regardless of whether they are paid in cash or reinvested in additional shares of a Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of a Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

          Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which they are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid by January 31 of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

          The Funds will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all,
(2) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or
(3) who has failed to certify to the Funds that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

SALE OR REDEMPTION OF SHARES

          A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of a Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) generally will apply in determining the holding period of shares. Long-term capital gains of noncorporate taxpayers are currently taxed at a maximum rate 11.6% lower than the maximum rate applicable to ordinary income. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

FOREIGN SHAREHOLDERS

          Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

          If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the dividend (including any adjustment on account of a Fund's election to treat foreign taxes paid by it as paid by its shareholders). Such a foreign shareholder would generally be exempt from U.S. Federal income tax on gains realized on the sale or redemption of shares of a Fund and capital gain dividends.

          If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of a Fund will be subject to U.S. Federal income tax at the rates applicable to U.S. citizens or domestic corporations.

          In the case of a foreign noncorporate shareholder, a Fund may be required to withhold U.S. Federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding (or taxable at a reduced treaty rate) unless the shareholder furnishes the Fund with proper notification of its foreign status.

          The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Funds, including the applicability of foreign taxes.

EFFECT OF FUTURE LEGISLATION; LOCAL TAX CONSIDERATIONS

          The foregoing general discussion of U.S. Federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative, administrative changes or court decisions may significantly affect the conclusions expressed herein, perhaps with retroactive effect.

          Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. Federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investments in the Funds.


                            MANAGEMENT OF THE COMPANY
DIRECTORS

          The directors of the Company, their addresses, ages and principal occupations during the past five years are as follows:


                             Position(s) Held          Principal Occupation
Name, Address, Age           With the Company          During Past 5 Years
------------------           -----------------         --------------------
Gordon B. Davidson, 69*      Chairman and Director     Chairman of Executive
Wyatt, Tarrant & Combs                                 Committee and Senior
Citizens Plaza                                         Counsel, Wyatt, Tarrant
Louisville, KY 40202                                   & Combs (a law firm);
                                                       Director, Duff & Phelps
                                                       Utilities Income, Inc.;
                                                       Alliant Healthcare
                                                       System, Inc.; (Ret)
                                                       Director, BellSouth
                                                       Corp.; Director,
                                                       Kentucky Center for the
                                                       Arts Foundation, Inc.;
                                                       Trustee, Center College.

Jerry E. Baker, 64*          Director                  Chairman of the Board,
P.O. Box 1117                                          Mid America Airgas, Inc.
Bowling Green, KY  42102                               (a subsidiary of Airgas,
                                                       Inc.); President, Mid
                                                       America Airgas, Inc.,
                                                       July 1986 - May 1995.

William H. Lomicka, 58       Director                  President, Mayfair
Mayfair Capital                                        Capital; Director,
Providian Center                                       Advocat Inc., Regal
400 West Market,                                       Cinemas, Inc., Vencor,
Suite 2510                                             Inc., Automated
Louisville, KY 40202                                   Healthcare, Dynamic
                                                       Health, Health
                                                       Directions, Medecon,
                                                       Regent Communications,
                                                       Spectra Care and
                                                       Sabratek; Member , Board
                                                       of Advisors, the Tiber
                                                       Group.

---------------
     *    Interested person.

Charles K. McClure, III, 52  Director                  Retired and working on
1442 Cherokee Road                                     several not-for-profit
Louisville, KY 40204                                   and community projects,
                                                       January 1995 - present;
                                                       Executive Director,
                                                       Isaac W. Bernheim
                                                       Foundation, April 1971 -
                                                       January 1995.





          The Board of Directors has appointed an audit committee, a valuation committee, and a nominating committee. The members of each committee are William H. Lomicka and Charles K. McClure, III . The function of the audit committee is to recommend independent auditors and review and report on accounting and financial matters. The function of the valuation committee is to determine and monitor the value of the Funds' assets. The function of the nominating committee is to nominate persons to serve as disinterested directors and directors to serve on committees of the Board.


REMUNERATION OF DIRECTORS AND CERTAIN EXECUTIVE OFFICERS

          Each director receives a fee of $500 for each meeting attended plus expenses.

                               COMPENSATION TABLE
                    (ESTIMATED COMPENSATION FOR EACH DIRECTOR
                          FOR THE CURRENT FISCAL YEAR)

                     AGGREGATE COMPENSATION FROM REGISTRANT

                                [UPDATE NUMBERS]



                                                 AGGRESSIVE                           KENTUCKY         TENNESSEE        MONEY
                               GROWTH/VALUE        GROWTH         INTERMEDIATE        TAX-FREE         TAX-FREE         MARKET
NAME                               FUND              FUND           BOND FUND           FUND             FUND            FUND

Gordon B. Davidson                   *                 *                *                 *                *               *

Jerry  E. Baker                      *                 *                *                 *                *               *

William H. Lomicka                   *                 *                *                 *                *               *

Charles K. McClure, III              *                 *                *                 *                *               *


                                             PENSION OR
                                             RETIREMENT
                                               BENEFIT                           ESTIMATED                         TOTAL
                                               ACCRUED                            ANNUAL                        COMPENSATION
                                             AS PART OF                          BENEFITS                     FROM REGISTRANT
                                                FUND                               UPON                       AND FUND COMPLEX
NAME                                          EXPENSES                          RETIREMENT                   PAID TO DIRECTORS

Gordon B. Davidson                               -0-                                -0-                           $2,000

Jerry E. Baker                                   -0-                                -0-                            2,000

William H. Lomicka                               -0-                                -0-                            2,000

Charles K. McClure, III                          -0-                                -0-                            2,000




* Each director receives $500 per meeting attended plus expenses. Each Fund contributes pro rata based on its assets.

OFFICERS

          The officers of each Fund of the Company and their principal occupations during the past five years are as follows (if no address is listed, the address is Trans Adviser Funds, Inc., P.O. Box 90001, Bowling Green, Kentucky 42101-9001):



                        Position(s) Held               Principal Occupation
Name, Address           With the Company               During Past 5 Years
-------------           ----------------               --------------------

Thomas A. Trantum, 51   President                      President, Mastrapasqua
                                                       & Associates, Inc.;
                                                       Secretary, Management
                                                       Plus Associates, Inc.;
                                                       Director, Phoenix
                                                       Ventures; Adjunct
                                                       Professor, Massey
                                                       Graduate School of
                                                       Business.

Michael D. Martins, 29  Treasurer                      Director of Fund
Two Portland Square                                    Accounting, Forum
Portland, Maine  04101                                 Financial Services,
                                                       Inc., with which he has
                                                       been associated since
                                                       June, 1995.  Prior
                                                       thereto, Mr. Martins was
                                                       associated with the
                                                       public accounting firm
                                                       of Deloitte & Touche
                                                       LLP, most recently as an
                                                       accounting Manager.

Max Berueffy, 43        Vice President and Secretary   Counsel, Forum Financial
Two Portland Square                                    Services, Inc., with
Portland, Maine  04101                                 which he has been
                                                       associated since 1994.
                                                       Prior thereto, Mr.
                                                       Berueffy was on the
                                                       staff of the U.S.
                                                       Securities and Exchange
                                                       Commission for seven
                                                       years, first in the
                                                       appellate branch of the
                                                       Office of the General
                                                       Counsel, then as a
                                                       counsel to Commissioner
                                                       Grundfest and finally as
                                                       a senior special counsel
                                                       in the Division of
                                                       Investment Management.

David I. Goldstein, 34  Vice President and Assistant   Counsel, Forum Financial
Two Portland Square     Secretary                      Services, Inc., with
Portland, Maine  04101                                 which he has been
                                                       associated since 1991.
                                                       Prior thereto, Mr.
                                                       Goldstein was associated
                                                       with the law firm of
                                                       Kirkpatrick & Lockhart.
                                                       Mr. Goldstein is also an
                                                       officer of various
                                                       registered investment
                                                       companies for which
                                                       Forum Financial
                                                       Services, Inc. serves as
                                                       manager, administrator
                                                       and/or distributor.

Michael J. McKeen, 24   Assistant Treasurer            Fund Accounting Manager,
Two Portland Square                                    Forum Financial
Portland, Maine  04101                                 Services, Inc., with
                                                       which he has been
                                                       associated since 1993.
                                                       Prior thereto, Mr.
                                                       McKeen attended the
                                                       University of Maine.



          The officers of the Company receive no compensation directly from the Company for performing the duties of their offices.

ADVISER AND SUB-ADVISER

THE ADVISER


          Trans Financial Bank, N.A. (the "Adviser"), provides the overall management necessary for each Fund's operations and oversees the investment of their assets pursuant to an advisory agreement dated September 8, 1995 (the "Advisory Agreement"). Trans Financial Bank, N.A., is a subsidiary of Trans Financial, Inc. which is a full service financial services provider with approximately $650 million in assets under management as of December 31, 1995.


THE ADVISORY AGREEMENT

          In managing the Funds and overseeing the investment of their assets, the Adviser is subject at all times to the supervision of the Company's directors. The Adviser also furnishes or procures on behalf of the Funds all services necessary for the proper conduct of the Funds' business and administration. In addition to the foregoing, the Adviser selects, monitors and evaluates the Funds' Sub-Adviser. Trans Financial Bank, N.A., through its Fixed-Income Investment Management Group, has primary responsibility for managing the Tax-Free Funds, the Intermediate Bond Fund and the Money Market Fund.

          Under the terms of the Advisory Agreement, the Funds pay all of their expenses, including, but not limited to, the costs incurred in connection with the registration and maintenance of registration of the Funds and their shares with the SEC and various states and other jurisdictions, printing and mailing prospectuses and statements of additional information to shareholders, transfer taxes on the sales of portfolio securities, brokerage commissions, custodial and transfer charges, legal and auditing expenses, certain insurance premiums, out of pocket expenses of the Custodian, Transfer Agent and Fund Accountants, preparation of shareholder reports, directors' fees and expenses of director and shareholder meetings.

          For the services it provides under the terms of the Advisory Agreement, the Adviser receives a monthly fee of .20% per annum of the Money Market Fund's average daily net assets, 1.00% per annum of each of the Growth/Value and Aggressive Growth Fund's average daily net assets and .40% per annum of the Intermediate Bond Fund's average daily net assets and of each Tax-Free Fund's average daily net assets. The Adviser may, from time to time, voluntarily agree to defer or waive fees or absorb some or all of the expenses of the Funds.

THE SUB-ADVISER

          The Adviser has retained Mastrapasqua & Associates, Inc., West End Avenue, Nashville, Tennessee ("M&A") to provide sub-advisory services pursuant
to a Sub-Advisory Agreement dated    September 8, 1995.  M&A is a registered
investment adviser incorporated in March, 1993. Its core business is portfolio management for institutions, individuals and business owners. M&A currently manages approximately $300 million in assets. M&A shares primary responsibility for managing the Growth/Value and Aggressive Growth Funds with the Adviser and provides economic forecasts and strategic analysis for each of the other Funds. For its services, M&A is paid by the Adviser as follows: with respect to the Aggressive Growth and the Growth/Value Funds, the Adviser (not the Fund) pays to M&A an annual fee, calculated daily, and paid monthly, of .50% on the first $100 million of such Funds' combined average daily net assets, plus .25% of such Funds' combined average daily net assets in excess of $100 million for its services, and, with respect to each other Trans Adviser Fund, the Adviser (not the Fund) pays M&A an annual fee, calculated daily, and paid monthly, of .03% of average daily net assets for its services.

PORTFOLIO TRANSACTIONS


          Pursuant to an Advisory Agreement entered into with each Fund (the "Advisory Agreement"), the Adviser determines, subject to the overall supervision of the Board of Directors of the Company and in accordance with each Fund's investment objective and restrictions, which securities are to be purchased and sold by the Money Market Fund, the Intermediate Bond Fund and the Tax-Free Funds, and which brokers are to be eligible to execute such Funds' portfolio transactions. Pursuant to a Sub-Advisory Agreement entered into with the Adviser and each Fund (the "Sub-Advisory Agreement"), M&A determines, subject to review by the Adviser and the overall supervision of the Board of Directors of the Company and in accordance with each Fund's investment objective and restrictions, which securities are to be purchased and sold by the Growth Funds, and which brokers are to be eligible to execute such Funds' portfolio transactions. Purchases and sales of government securities and debt securities usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers may include the spread between the bid and asked prices. Transactions on stock exchanges involve the payment of a negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to over-the-counter market, the Company, where possible, will deal directly with dealers who make a market in the securities involved except in those circumstances where better price and execution are available elsewhere. While the Adviser (M&A) generally seeks competitive spreads or commissions, the Company may not necessarily pay the lowest spread or commission available on each transaction, for reasons discussed below.


          Allocation of transactions, including their frequency, to various dealers is determined by the Adviser (M&A) in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research to the Adviser (M&A) may receive orders for transactions on behalf of the Company. Information so received is in addition to and not in lieu of services required to be performed by the Adviser (M&A) and does not reduce the advisory fees payable to the Adviser (M&A). Such information may be useful to the Adviser in serving both the Company and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Adviser in carrying out its obligations to the Company.

          The Adviser (M&A) is authorized, subject to best price and execution, to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the Fund and is authorized to use the Distributor or an affiliated broker-dealer on an agency basis, to effect a substantial amount of the portfolio transactions which are executed on the New York or American Stock Exchanges, Regional Exchanges where relevant, or which are traded in the Over-the-Counter market. The Advisory and Sub-Advisory Agreements do not provide for any reduction in the management fee as a result of profits resulting from brokerage commissions effected through an affiliated broker-dealer.

          The Directors have adopted certain procedures incorporating the standards of Rule 17e-1 issued under the 1940 Act which requires that the commissions paid the Distributor or an affiliated broker-dealer must be "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." The Rule and the procedures also contain review requirements and require the Adviser (M&A) to furnish reports to the Directors and to maintain records in connection with such views.

          Investment decisions for each Fund of the Company are made independently from those for another Fund or any other investment company or account managed by the Adviser (M&A). Any such other investment company or account may also invest in the same securities as the Company. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another Fund, investment company or account, the transaction will be averaged as to price and available investments will be allocated as to amount in a manner which the Adviser (M&A) believes to be equitable to the Fund(s) and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund. To the extent permitted by law, the Adviser (M&A) may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for the other Fund or for other investment companies or accounts in order to obtain best execution.

GLASS-STEAGALL ACT

          In 1971, the United States Supreme Court held in INVESTMENT COMPANY INSTITUTE V. CAMP that the Federal statute commonly referred to as the Glass-Steagall Act prohibits a national bank from operating a mutual fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision: (a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, and custodian to such an investment company. In 1981, the United States Supreme Court held in BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM V. INVESTMENT COMPANY INSTITUTE that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies. In the BOARD OF GOVERNORS case, the Supreme Court also stated that if a national bank complied with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to investment companies, a national bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act.

          The Adviser believes that it possesses the legal authority to perform the services for each Fund contemplated by the Management Agreement regarding that Fund and described in the Prospectus of that Fund and this Statement of Additional Information. Future changes in either Federal or state statutes and regulations relating to the permissible activities of banks or bank holding companies and the subsidiaries or affiliates of those entities, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent or restrict the Adviser from continuing to perform such services for the Company. Depending upon the nature of any changes in the services which could be provided by the Adviser, the Board of Directors of the Company would review the Company's relationship with the Adviser and consider taking all action necessary in the circumstances.

          Should future legislative, judicial, or administrative action prohibit or restrict the proposed activities of the Adviser in connection with customer purchases of shares of the Company, the Adviser might be required to alter materially or discontinue the services offered to its customers. It is not anticipated, however, that any change in the Company's method of operations would affect its net asset value per share or result in financial losses to any customer.

ADMINISTRATOR

          Forum Financial Services, Inc. ("Forum") acts as administrator to the Company and its Funds pursuant to an Administration Agreement. As administrator, Forum provides certain management and administrative services necessary to the operation of the Company (which include, among other responsibilities, negotiation of contracts and fees with, and monitoring of performance and billing of, the transfer agent and custodian and arranging for maintenance of books and records of the Company), and provides the Company with general office facilities. The Administration Agreement will remain in effect for a period of twelve months and thereafter is automatically renewed each year for an additional term of one year.

          The Administration Agreement terminates automatically if it is assigned and may be terminated without penalty with respect to a Fund by vote of the Fund's shareholders or by either party on not more than 60 days' written notice. The Administration Agreement also provides that Forum shall not be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Company, except for willful misfeasance, bad faith or gross negligence in the performance of Forum's duties or by reason of reckless disregard of its obligations and duties under the Administration Agreement.

EXPENSES

          Each Fund bears the following expenses relating to its operations: taxes, interest, any brokerage fees and commissions, fees of the Directors of the Company, Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current shareholders, outside auditing and legal expenses, management and administration fees, fees and out-of-pocket expenses of the Custodian and the Transfer Agent, dividend disbursing agents fees, fees and out-of-pocket expenses for fund accounting services, expenses incurred for pricing securities owned by it, certain insurance premiums, costs of maintenance of its existence, costs of shareholders' and Directors' reports and meetings, and any extraordinary expenses incurred in its operation.

          If total expenses incurred by either of the Funds in any fiscal year exceed expense limitations imposed by applicable state securities regulations, the Adviser and the Administrator will reduce their own fees by the amount of such excess in proportion to their respective fees. As of the date of the Prospectus and this Statement of Additional Information, there are no state expense limitations applicable to the Company. Any fee reduction by the Adviser and the Administrator will be estimated daily and reconciled on a monthly basis.

DISTRIBUTOR

          Forum is also the Company's distributor and acts as the agent of the Company in connection with the offering of shares of the Fund pursuant to a Distribution Agreement. The Distribution Agreement will continue in effect for twelve months and will continue in effect thereafter only if its continuance is specifically approved at least annually by the Board or by vote of the shareholders entitled to vote thereon, and in either case, by a majority of the directors who (i) are not parties to the Distribution Agreement, (ii) are not interested persons of any such party or of the Company and (iii) with respect to any class for which the Company has adopted a distribution plan, have no direct or indirect financial interest in the operation of that distribution plan or in the Distribution Agreement, at a meeting called for the purpose of voting on the Distribution Agreement. All subscriptions for shares obtained by Forum are directed to the Company for acceptance and are not binding on the Company until accepted by it. Forum receives no compensation or reimbursement of expenses for the distribution services provided pursuant to the Distribution Agreement and is under no obligation to sell any specific amount of Fund shares.

          The Distribution Agreement provides that Forum shall not be liable for any error of judgment or mistake of law or in any event whatsoever, except for willful misfeasance, bad faith or gross negligence in the performance of Forum's duties or by reason of reckless disregard of its obligations and duties under the Distribution Agreement.

          The Distribution Agreement is terminable with respect to a Fund without penalty by the Company on 60 days' written notice when authorized either by vote of the Fund's shareholders or by a vote of a majority of the Board, or by Forum on 60 days' written notice. The Distribution Agreement will automatically terminate in the event of its assignment.

          Forum may enter into agreements with selected broker-dealers, banks, or other financial institutions for distribution of shares of the Funds. These financial institutions may charge a fee for their services and may receive shareholders service fees even though shares of a Fund are sold at net asset value. These financial institutions may otherwise act as processing agents, and will be responsible for promptly transmitting purchase, redemption and other requests to a Fund.

          Investors who purchase shares in this manner will be subject to the procedures of the institution through whom they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial institution. Investors purchasing shares of the Funds in this manner should acquaint themselves with their institution's procedures and should read this Prospectus in conjunction with any materials and information provided by their institution. The financial institution and not its customers will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the institution.

CUSTODIAN

          First National Bank of Boston, 150 Royall Street, Canton, MA 02021 (the "Custodian") serves as custodian to each Fund of the Company pursuant to a Custodial Services Agreement with the Company. The Custodian's responsibilities include safeguarding and controlling the Company's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Company's investments.

TRANSFER AGENT

          Forum Financial Corp. ("FFC") acts as Transfer Agent and Dividend Disbursing Agent for the Company pursuant to a Transfer Agency Agreement. The Transfer Agency Agreement will remain in effect for a period of twelve months and thereafter is automatically renewed each year for an additional term of one year.

          Among the responsibilities of FFC as agent for the Company are, with respect to shareholders of record: (1) answering shareholder inquiries regarding account status and history, the manner in which purchases and redemptions of shares of a Fund may be effected and certain other matters pertaining to the Fund; (2) assisting shareholders in initiating and changing account designations and addresses; (3) providing necessary personnel and facilities to establish and maintain shareholder accounts and records, assisting in processing purchase and redemption transactions and receiving wired funds;
(4) transmitting and receiving funds in connection with customer orders to purchase or redeem shares; (5) verifying shareholder signatures in connection with changes in the registration of shareholder accounts; (6) furnishing periodic statements and confirmations of purchases and redemptions; (7) arranging for the transmission of proxy statements, annual reports, prospectuses and other communications from the Company to its shareholders; (8) arranging for the receipt, tabulation and transmission to the Company of proxies executed by shareholders with respect to meetings of shareholders of the Company; and (9) providing such other related services as the Company or a shareholder may reasonably request.

          For these services, FFC will receive a fee of $12,000 per year and annual account fees of $25.00 per shareholder account. The Company will also reimburse FFC for certain expenses incurred on behalf of the Funds. These fees are fixed through December 31, 1996 and are subject to adjustment thereafter.

          FFC or any sub-transfer agent or processing agent may also act and receive compensation for acting as custodian, investment manager, nominee, agent or fiduciary for its customers or clients who are shareholders of the Funds with respect to assets invested in the Portfolio. FFC or any sub-transfer agent or other processing agent may elect to credit against the fees payable to it by its clients or customers all or a portion of any fee received from the Company or from FFC with respect to assets of those customers or clients invested in the Funds. The sub-transfer agents or processing agents retained by FFC may be affiliated persons of FFC or Forum.

PORTFOLIO ACCOUNTING


          FFC performs portfolio accounting services for each Fund pursuant to a Fund Accounting Agreement with the Company. The Fund Accounting Agreement will continue in effect only if specifically approved at least annually by the Board or by vote of the shareholders of the Company and in either case by a majority of the Directors who are not parties to the Fund Accounting Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Fund Accounting Agreement.

          Under its Agreement, FFC prepares and maintains books and records of each Fund on behalf of the Company as required under the 1940 Act, calculates the net asset value per share of each Fund and dividends and capital gain distributions and prepares periodic reports to shareholders and the Securities and Exchange Commission. For its services, FFC receives from the Company with respect to each Fund a fee of $36,000 per year. In addition, FFC is paid additional surcharges of $6,000 to $24,000 if the asset levels of a Fund exceed certain levels and for funds that hold more than 30 international positions, that invest certain percentages of their assets in asset backed securities, that have more than 100 security positions or that have a monthly portfolio turnover rate of 10% or more. FFC is required to use its best judgment and efforts in rendering fund accounting services and is not liable to the Company for any action or inaction in the absence of bad faith, willful misconduct or gross negligence. FFC is not responsible or liable for any failure or delay in performance of its fund accounting obligations arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control and the Company has agreed to indemnify and hold harmless FFC, its employees, agents, officers and directors against and from any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, counsel fees and other expenses of every nature and character arising out of or in any way related to FFC's actions taken or failure to act with respect to a Fund or based, if applicable, upon information, instructions or requests with respect to a Fund given or made to FFC by an officer of the Company duly authorized. This indemnification does not apply to FFC's actions taken or failure to act in cases of FFC's own bad faith, willful misconduct or gross negligence.


AUDITORS

          KPMG Peat Marwick LLP, 99 High Street, Boston, Massachusetts, 02110 serves as independent auditors to the Company.

LEGAL COUNSEL

          Kramer, Levin, Naftalis, Nessen, Kamin & Frankel, 919 Third Avenue, New York, New York 10022 are counsel to the Company.


                             PERFORMANCE INFORMATION

YIELD OF THE MONEY MARKET FUND


          As summarized in the Prospectus under the heading "General Information
- Performance Information," the "yield" of the Money Market Fund for a seven-day period (a "base period") will be computed return by 365/7 with the resulting yield figure carried to the nearest hundredth of one percent. Net changes in value of a hypothetical account will include the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, but will not include realized gains or losses or unrealized appreciation or depreciation on portfolio investments. Yield may also be calculated on a compound basis (the "effective yield") which assumes that net income is reinvested in Fund shares at the same rate as net income is earned for the base period. For the seven days ended February 29, 1996, the Money Market Fund's yield and effective yield were 4.90% and 5.02%, respectively.


YIELD OF THE FUNDS (OTHER THAN THE MONEY MARKET FUND)


          As summarized in the Prospectus under the heading "General Information
- Performance Information," yield of the Funds (other than the Money Market
Fund) will be computed by analyzing net investment income per share for a recent 30-day period and dividing that amount by the maximum offering price per share (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed-income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. The yield of the Funds will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Company allocated to the Fund. These factors and possible differences in the methods used in calculating yield should be considered when comparing a Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of a Fund's shares and to the relative risks associated with the investment objectives and policies of the Fund. For the 30-day period ended February 29, 1996, the Funds' yields were as follows: Growth/Value Fund: N/A%; Aggressive Growth Fund: N/A; Intermediate Bond Fund: 6.33%; Kentucky Tax-Free
Fund:  5.03%; and Tennessee Tax-Free Fund:  N/A%.



          Each Tax-Free Fund's tax-equivalent yield is the rate an investor would have to earn from a fully taxable investment after taxes to equal a Tax-Free Fund's tax-free yield. Tax-equivalent yields are calculated by dividing a Tax-Free Fund's yield by the result of one minus a stated combined Federal and state tax rate. (If only a portion of a Tax-Free Fund's yield was tax-exempt, only that portion is adjusted in the calculation.) For the 30-day period ended February 29, 1996, the tax-equivalent yields for the Kentucky Tax-Free Fund and the Tennessee Tax-Free Fund were 7.33% and N/A, respectively.


          At any time in the future, yield and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

          Investors in the Funds are specifically advised that share prices, expressed as the net asset values per share, will vary just as yield will vary.

CALCULATION OF TOTAL RETURN


          Total Return is a measure of the change in value of an investment in a Fund over the period covered, assuming the investor paid the current maximum applicable sales charge on the investment and that any dividends or capital gains distributions were reinvested in the Fund immediately rather than paid to the investor in cash. The formula for calculating Total Return includes four steps: (1) adding to the total number of shares purchased by a hypothetical $1,000 investment in the Fund all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested; (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; (3) assuming redemption at the end of the period; and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment and analyzing the result for periods of less than one year. For the period ended February 29, 1996, the Funds' total returns were as follows: Growth/Value Fund: 13.40%; Aggressive Growth Fund: 5.40%; Intermediate Bond Fund: 2.40%; Kentucky Tax-Free Fund:
5.55%; and Tennessee Tax-Free Fund:  N/A


CALCULATION OF  DISTRIBUTION RATE


          The Funds may also publish a distribution rate in investor communications preceded or accompanied by a copy of the current Prospectus. The current distribution rate for a Fund will be calculated by dividing the maximum offering price per share into the annualization of the total distributions made by the Fund during the same thirty-day period. The current distribution rate may differ from current yield because the distribution rate may contain items of capital gain and other items of income, while yield reflects only earned interest and dividend items of income. In each case, the yield, distribution rates and total return figures will reflect all recurring charges against Fund income and will assume the payment of the maximum sales load. For the 30-day period ended February 29, 1996, the Funds' distribution rates were as follows:
Growth/Value Fund: N/A; Aggressive Growth Fund:  N/A; Intermediate Bond Fund:
6.33%; Kentucky Tax-Free Fund:  5.03%; and Tennessee Tax-Free Fund:  N/A


PERFORMANCE COMPARISONS

          YIELD AND TOTAL RETURN. From time to time, performance information for the Funds showing their average annual total return and/or yield may be included in advertisements or in information furnished to present or prospective shareholders and the ranking of those performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services as having the same investment objectives may be included in advertisements.

          Total return and/or yield may also be used to compare the performance of the Funds against certain widely acknowledged standards or indices for stock and bond market performance. The Standard & Poor's Composite Index of 500 Stocks (the "S&P 500") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 Stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included. The 500 companies represented include 400 industrial, 60 transportation and 40 financial services concerns. The S&P 500 represents about 80% of the market value of all issues traded on the New York Stock Exchange.

          The NASDAQ-OTC Price Index (the "NASDAQ Index") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of approximately 3,500 stocks relative to the base measure of 100.00 on February 5, 1971. The NASDAQ Index is composed entirely of common stocks of companies traded over-the-counter and often through the National Association of Securities Dealers Automated Quotations ("NASDAQ") system. Only those over-the-counter stocks having only one market maker or traded on exchanges are excluded.

          The Shearson Lehman Government Bond Index (the "SL Government Index") is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government. Mortgage backed securities, flower bonds and foreign targeted issues are not included in the SL Government Index.


          The Shearson Lehman Government/Corporate Bond Index (the "SL Government/Corporate Index") is a measure of the market value of approximately 5,300 bonds with a face value currently in excess of $1.3 trillion. To be included in the SL Government/Corporate Index, an issue must have amounts outstanding in excess of $1 million, have at least one year to maturity and be rated "Baa" or higher ("investment grade") by a nationally recognized statistical rating agency.


          ALL FUNDS. Current yields or performance will fluctuate from time to time and are not necessarily representative of future results. Accordingly, a Fund's yield or performance may not provide for comparison with bank deposits or other investments that pay a fixed return for a stated period of time. Yield and performance are functions of quality, composition, and maturity, as well as expenses allocated to a Fund.


                             ADDITIONAL INFORMATION

ORGANIZATION AND DESCRIPTION OF SHARES

          The Company was incorporated under the laws of the State of Maryland on June 20, 1995. A copy of the company's Charter is on file with the Department of Assessments and Taxation of the State of Maryland. The Charter authorizes the Board of Directors to issue shares of common stock, par value $.001 per share. The Company presently has seven series of shares which represent interests in the Growth/Value Fund, the Aggressive Growth Fund, the Fixed Income Fund (presently being marketed as the Intermediate Bond Fund), the Kentucky Tax-Free Fund, the Tennessee Tax-Free Fund, the Money Market Fund and the International Fund (which is not currently offered). The Company's Articles of Incorporation authorize the Board of Directors to classify or reclassify any unissued shares of the Company into one or more additional series.

          Shares have no subscription, preemptive, conversion or exchange rights. When issued for payment as described in the Prospectus and this Statement of Additional Information, the shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Company, shareholders of a Fund are entitled to receive the assets available for distribution belonging to that Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets not belonging to any particular Fund which are available for distribution.

          As described in the text of the Prospectus following the caption "GENERAL INFORMATION -- Description of the Company and its Shares," shares of the Company are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. Shareholders vote as a single class on all matters except (i) when required by the 1940 Act, shares shall be voted by individual series, and (ii) when the Directors have determined that the matter affects only the interests of one or more series, then only shareholders of such series shall be entitled to vote thereon. There will normally be no meetings of shareholders for the purposes of electing Directors unless and until such time as less than a majority of the Directors have been elected by the shareholders, at which time the Directors then in office will call a shareholders' meeting for the election of Directors. If requested to do so by the holders of at least 10% of the Company's outstanding shares, a shareholder meeting will be called for the purpose of voting upon the removal of a director or directors. Except as set forth above, the Directors shall continue to hold office and may appoint their successors.

MISCELLANEOUS

          The Company may include information in its Annual Reports and Semi-Annual Reports to shareholders that (1) describes general economic trends, (2) describes general trends within the financial services industry or the mutual fund industry, (3) describes past or anticipated portfolio holdings for one or more of the Funds within the Company, or (4) describes investment management strategies for such Funds. Such information is provided to inform shareholders of the activities of the Company for the most recent fiscal year or half-year and to provide the views of the Adviser and M&A regarding expected trends and strategies.


          The Company is registered with the Commission as a non-diversified management investment company. Such registration does not involve supervision by the Commission of the management or policies of the Company.



          As used in the Prospectus and in this Statement of Additional Information, "assets belonging to a Fund" means the consideration received by the Company upon the issuance or sale of shares in that Fund, together with all income, earnings, profits and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds, and any general assets of the Company not readily identified as belonging to a particular Fund that are allocated to that Fund by the Company's Board of Directors. The Board of Directors may allocate such general assets in any manner it deems fair and equitable. It is anticipated that the factor that will be used by the Board of Directors in making allocations of general assets to particular Funds will be the relative net assets of the respective Funds at the time of allocation. Assets belonging to a particular Fund are charged with the direct liabilities and expenses in respect of that Fund, and with a share of the general liabilities and expenses of the Company not readily identified as belonging to a particular Fund that are allocated to that Fund in proportion to the relative net assets of the respective Funds at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Company to particular Funds will be determined by the Board of Directors of the Company and will be in accordance with generally accepted accounting principles. Determinations by the Board of Directors of the Company as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular Fund are conclusive.

          As used in the Prospectus and in this Statement of Additional Information, a "vote of a majority of the outstanding shares" of the Company or a particular Fund means the affirmative vote, at a meeting of shareholders duly called, of the lesser of (a) 67% or more of the votes of shareholders of the Company or such Fund present at such meeting at which the holders of more than 50% of the votes attributable to the shareholders of record of the Company or such Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of shareholders of the Company or such Fund.

          The Code of Ethics of the Funds prohibits all affiliated personnel from engaging in personal investment activities which compete with or attempt to take advantage of the Funds' planned portfolio transactions. The objective of the Code of Ethics of the Funds is that their operations be carried out for the exclusive benefit of the Funds' shareholders. The Funds maintain careful monitoring of compliance with the Code of Ethics.

          [As of March 1, 1996 the directors and officers of the company, as a group, owned less than 1% of the outstanding shares of any Fund.]

          The Prospectus of the Funds and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Commission. Copies of such information may be obtained from the Commission upon payment of the prescribed fee.


          The Prospectus of the Funds and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectus of the Funds and this Statement of Additional Information.

                                   APPENDIX  A


CORPORATE DEBT RATINGS

MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS GROUP (S&P)


AAA: Debt rated AAA has the highest rating assigned by the S & P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only to a small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CC, C: Debt rated BB, B, CCC, CC and C is regarded, on balance as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, or economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy has been filed but debt service payments are continued.

CI: The rating CI is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition of debt service payments are jeopardized.

NOTE: Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

          S&P applies numerical modifiers (1, 2, and 3) with respect to bonds rated Aa, A or Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

PREFERRED STOCK RATINGS

          The following summarizes the three highest ratings used by Moody's for preferred stock:

          "aaa" An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

          "aa" An issue which is rated "aa" is considered a highgrade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

          "a" An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

          The following summarizes the three highest ratings used by S &P for preferred stock:

          "AAA" This is the highest rating that may be assigned by S &P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

          "AA" A preferred stock issue rated "AA" also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA".

          "A" An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.


     The nationally recognized statistical rating organizations (individually, an "NRSRO") that may be utilized by the Adviser with regard to portfolio investments for the Money Market Fund are Moody's, S&P, Duff & Phelps, Inc. ("Duff"), Fitch Investors Service, Inc. ("Fitch"), IBCA Limited and its affiliate, IBCA Inc. (collectively, "IBCA"), and Thomson BankWatch, Inc. ("Thomson"). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by the Adviser and the description of each NRSRO's ratings is as of the date of this Statement of Additional Information, and may subsequently change.


     LONG-TERM DEBT RATINGS (may be assigned, for example, to corporate and municipal bonds)

     Description of the five highest long-term debt ratings by Moody's (Moody's applies numerical modifiers (E.G., 1, 2, and 3) in each rating category to indicate the security's ranking within the category):

     Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

     A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa. Bonds which are rated Baa are considered as medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba. Bonds which are rated Ba are judged to have speculative elements - their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

     Description of the five highest long-term debt ratings by S&P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification):

     AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

     A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     BB. Debt rated BB is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

     Description of the three highest long-term debt ratings by Duff:

     AAA.   Highest credit quality.  The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt.


     AA+, AA, AA-.   High credit quality  protection factors are strong.   Risk
     is modest but may vary slightly from time to time because of economic conditions.

     A+, A,A-. Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.


     Description of the three highest long-term debt ratings by Fitch (plus or minus signs are used with a rating symbol to indicate the relative position of the credit within the rating category):

     AAA. Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA. Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated "[-]+."

     A. Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     IBCA's description of its three highest long-term debt ratings:

     AAA. Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

     AA. Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.

     A. Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

     SHORT-TERM DEBT RATINGS (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit)

     Moody's description of its three highest short-term debt ratings:

     Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by many of the following characteristics:

     -    Leading market positions in well-established industries.

     -    High rates of return on funds employed.

     - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

     - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     - Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     S&P's description of its three highest short-term debt ratings:

     A-1. This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to have extremely strong safety characteristics are denoted with a plus sign (+).

     A-2. Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

     A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

     Duff's description of its five highest short-term debt ratings (Duff incorporates gradations of "1+" (one plus) and "1-" (one minus) to assist investors in recognizing quality differences within the highest rating category):

     Duff 1+. Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

     Duff 1. Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

     Duff 1-. High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

     Duff 2. Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

     Duff 3. Satisfactory liquidity and other protection factors qualify issue as to investment grade.

     Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

     Fitch's description of its four highest short-term debt ratings:

     F-1+. Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1. Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

     F-2. Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1 ratings.

     F-3. Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

     IBCA's description of its three highest short-term debt ratings:

     A+.  Obligations supported by the highest capacity for timely repayment.

     A1.  Obligations supported by a very strong capacity for timely repayment.

     A2. Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

SHORT-TERM LOAN/MUNICIPAL NOTE RATINGS

     Moody's description of its two highest short-term loan/municipal note ratings:

     MIG-1/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG-2/VMIG-2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

     S&P's description of its two highest municipal note ratings:
     SP-1. Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

     SP-2.  Satisfactory capacity to pay principal and interest.

SHORT-TERM DEBT RATINGS

     Thomson BankWatch, Inc. ("TBW") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries.

     BankWatch Ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

     The TBW Short-Term Ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned.

     The TBW Short-Term Ratings apply only to unsecured instruments that have a maturity of one year or less.

     The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal or interest.

     TBW-1. The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

     TBW-2. The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

     TBW-3. The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

     TBW-4. The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

COMMERCIAL PAPER

DESCRIPTION OF STANDARD AND POOR'S CORPORATION'S COMMERCIAL PAPER RATINGS:

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. The top category is as follows:

A--Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

A-1--This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S COMMERCIAL PAPER RATINGS:

The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of nine months. Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designation, judged to be investment grade, to indicate the relative repayment capacity for rated issuers.

PRIME-1 - Highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are deemed to have a superior capacity for repayment of short term promissory obligations. Repayment capacity of Prime-1 issuers is normally evidenced by the following characteristics:

          1)   Leading market positions in well-established industries;
          2)   High rates of return on funds employed;
          3) Conservative capitalization structures with moderate reliance on debt and ample asset protection;
          4) Broad margins in earnings coverage of fixed financial charges and high internal cash generation; and
          5) Well-established access to a range of financial markets and assured sources of alternative liquidity.

In assigning ratings to issuers whose commercial paper obligations are supported by the credit of another entity or entities, Moody's evaluates the financial strength of the affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment.

DESCRIPTION OF FITCH INVESTORS SERVICE, INC.'S COMMERCIAL PAPER RATINGS:

FITCH-1--(Highest Grade) Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment.

FITCH-2--(Very Good Grade) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

DESCRIPTION OF DUFF & PHELPS, INC.'S COMMERCIAL PAPER RATINGS:

DUFF-1 -- Very high certainty of timely payment. Liquidity factors are excellent and supported by strong fundamental protection factors. Risk factors are minor.

DUFF-2 -- Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing internal funds needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.


BONDS

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S HIGH-GRADE CORPORATE BOND
RATINGS:

AAA -- Debt rated `AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA -- Debt rated `AA' has a very strong capacity to pay interest and repay principal and differs from highest rated debt issues only in small degree.

A -- Debt rated `A' has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S HIGH-GRADE CORPORATE BOND
RATINGS:

AAA -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as `gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protections may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest may be present which suggest a susceptibility to impairment sometime in the future.

DESCRIPTION OF DUFF AND PHELPS INC.'S HIGH-GRADE CORPORATE BOND RATINGS:

AAA -- Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AA- -- High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, A- -- Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

DESCRIPTION OF FITCH INVESTORS SERVICE, INC.'S HIGH-GRADE CORPORATE BOND
RATINGS:

AAA -- rated bonds are considered to be investment grade and are of the highest quality. The obligor has an extraordinary ability to pay interest and repay principal, which is unlikely to be affected by foreseeable events.

AA -- rated bonds are considered to be investment grade and of high quality.
The obligor's ability to pay interest and repay principal, while very strong, is somewhat less than for AAA rated securities or more subject to change over the term of the issue.

                               APPENDIX B
                          FINANCIAL STATEMENTS

                        TRANS ADVISER FUNDS, INC.

                 Statements of Assets and Liabilities

                         September 11, 1995


                                      Kentucky  Tennessee   Money
                                      Tax-Free  Tax-Free   Market
                                      --------  ---------  -------
Assets:
  Cash                                $ 1,000     1,000    100,000
  Deferred organization costs          26,465    26,465     26,465
                                      -------    ------    -------
      Total                            27,465    27,465    126,465
                                      -------    ------    -------
Liabilities:
  Accrued organization costs           26,465    26,465     26,465
                                      -------    ------    -------
      Net assets                      $ 1,000     1,000    100,000
                                      -------    ------    -------
                                      -------    ------    -------
Shares outstanding                        100       100    100,000
                                      -------    ------    -------
                                      -------    ------    -------
      Net asset value per share       $ 10.00     10.00       1.00
                                      -------    ------    -------
                                      -------    ------    -------

See notes to statements of assets and liabilities.
                                                        (Continued)

                          TRANS ADVISER FUNDS, INC.

                            September 11, 1995


                                       Growth/   Aggressive   Intermediate
                                        Value      Growth         Bond
                                       ------    ----------   ------------
Assets:
  Cash                                $ 1,000      1,000         1,000
  Deferred organization costs          26,465     26,465        26,465
                                      -------     ------       -------
      Total                            27,465     27,465        27,465
                                      -------     ------       -------

Liabilities:
  Accrued organization costs           26,465     26,465        26,465
                                      -------     ------       -------
      Net assets                      $ 1,000      1,000         1,000
                                      -------     ------       -------
                                      -------     ------       -------
Shares outstanding                        100        100           100
                                      -------     ------       -------
                                      -------     ------       -------
      Net asset value per share       $ 10.00      10.00         10.00
                                      -------     ------       -------
                                      -------     ------       -------


See notes to statements of assets and liabilities.

                       TRANS ADVISER FUNDS, INC.

            Notes to Statements of Assets and Liabilities

                         September 11, 1995


(1)   GENERAL

   (A) GENERAL
   Trans Adviser Funds, Inc. (the Company) was incorporated on June 20, 1995, in the State of Maryland and is registered as a open-ended management investment company under the Investment Company Act of 1940, as amended. The Company currently consists of six separate investment funds, Growth/Value Fund, Aggressive Growth Fund, Intermediate Bond Fund, Kentucky Tax-Free Fund, Tennessee Tax-Free Fund and Money Market Fund (each a "Fund"). As of September 11, 1995, the Company and each Fund has had no operations other than organizational matters and the issuance of 100 shares of each Funds' common stock for $1,000 (100,000 shares for $100,000 in Money Market Fund) to Forum Financial Corp. The Company's financial statements are prepared in accordance with generally accepted accounting principles.

   (B) ORGANIZATION COSTS
   Costs incurred by the Company in connection with its organization, and the organization of the Funds, have been deferred and will be amortized on a straight-line basis from the date on which each Fund commences operation of its investment activities over a five-year period. The accrued organization costs are payable to Forum Financial Services, Inc. ("Forum"). If any of the initial shares of the Company are redeemed by any shareholder thereof during the period of amortization of organization costs, the redemption proceeds will be reduced by the pro-rate amount of unamortized organization costs based on the number of initial shares being redeemed to the number of initial shares outstanding at the time of the redemption.

(2)   INVESTMENT ADVISORY, ADMINISTRATION AND OTHER SERVICES

   The investment adviser to the Company is Trans Financial Bank, N.A. (the
      "Adviser"). Pursuant to an Investment Advisory Agreement, the Adviser receives a monthly advisory fee of .20% per annum of the Money Market Fund's average daily assets, 1.00% per annum of each of the Growth/Value and Aggressive Growth Fund's average daily net assets and .40% per annum of the Intermediate Bond Fund's average daily net assets and of Kentucky Tax-Free Fund's and Tennessee Tax Free Fund's average daily assets.

   Forum serves as the Company's administrator and is compensated for those services at an annual rate of .15% of the average daily net assets of the Fund, subject to an annual minimum fee of $25,000 per Fund. Forum also acts as the Company's distributor pursuant to a separate Distribution Agreement with the Company. Forum receives no compensation under that agreement.

   Forum Financial Corp. serves as the Company's transfer agent and dividend disbursing agent and is compensated for those services by each Fund in the amount of $12,000 per year, plus certain shareholder account fees. Forum Financial Corp. also performs portfolio accounting for the Company and is compensated for those services in the amount of $36,000 per year, plus certain amounts based upon the number and types of portfolio transactions. Forum Financial Corp. and Forum are affiliated companies.

                        Independent Auditors' Report



The Board of Directors and Shareholders
Trans Adviser Funds, Inc.:


We have audited the accompanying statements of assets and liabilities of Growth/Value Fund, Aggressive Growth Fund, Intermediate Bond Fund, Kentucky Tax-Free Fund, Tennessee Tax-Free Fund and Money Market Fund, portfolios of Trans Adviser Funds, Inc. (the Company) as of September 11, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of cash in bank by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the statements of assets and liabilities referred to above presents fairly, in all material respects, the financial position of Growth/Value Fund, Aggressive Growth Fund, Intermediate Bond Fund, Kentucky Tax-Free Fund, Tennessee Tax-Free Fund and Money Market Fund, at September 11, 1995, in conformity with generally accepted accounting principles.



                                             /s/ KMPG Peat Marwick LLP


Boston, Massachusetts
September 11, 1995

                            PART C. OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

          (a)  Financial statements.

               In Part A:

                    None.

               In Part B:


                    Statement of Assets and Liabilities as of September 11,
                    1995.


               In Part C:

                    Unaudited Financial Statements for the period ended February 29, 1996.

          (b)  Exhibits

          1.(a) Articles of Incorporation of Registrant are incorporated herein by reference to Exhibit 1 to the Registrant's Registration Statement on Form N-1A filed on July 7, 1995.


          (b) Articles of Amendment and Restatement are incorporated herein by reference to Exhibit 1(b) to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A filed on September 18, 1995.

          2.             Amended By-laws are incorporated herein by reference to
                         Exhibit 2 to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A filed on August 25, 1995.


          3.             None.


          4. Form of Stock Certificate is are incorporated herein by reference to Exhibit 4 to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A filed on September 18, 1995.

          5. (a)(i)      Form of Advisory Agreement between the Registrant and
                         Trans Financial Bank, N.A. is incorporated herein by reference to Exhibit 5(a)(i) to Pre-Effective Amendment
                         No. 2 to Registrant's Registration Statement on Form N-
                         1A filed on September 18, 1995.

             (a)(ii) Form of Sub-Advisory Agreement between Trans Financial Bank, N.A. and Mastrapasqua & Associates, Inc. is incorporated herein by reference to Exhibit 5(a)(ii) to Pre-Effective Amendment No. 2 to

                         Registrant's Registration Statement on Form N-1A filed on September 18, 1995.

          6. Form of Distribution Agreement between the Registrant and Forum Financial Services, Inc. are incorporated herein by reference to Exhibit 6 to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A filed on September 18, 1995.


          7.             None.

          8.             To be filed.


          9.   (a)       Form of Administration Agreement between the Registrant
                         and Forum Financial Services, Inc. is incorporated herein by reference to Exhibit 9(a) to Pre-Effective
                         Amendment No. 2 to Registrant's Registration Statement on Form N-1A filed on September 18, 1995.

               (b)(i) Form of Shareholder Service Plan is incorporated herein by reference to Exhibit 9(b)(i) to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A filed on September 18, 1995.

               (b)(ii) Form of Shareholder Services Agreement is incorporated herein by reference to Exhibit 9(b)(ii) to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A filed on
                         September 18, 1995.

               (c) Form of Transfer Agency Agreement between the Registrant and Forum Financial Corp. is incorporated herein by reference to Exhibit 9(c) to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A filed on September 18, 1995.

               (d) Form of Fund Accounting Agreement between the Registrant and Forum Financial Corp. is incorporated herein by reference to Exhibit 9(d) to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A filed on September 18, 1995.

          10. (a) Opinion of Venable, Baetjer and Howard is incorporated herein by reference to Exhibit 10(a) to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A filed on September 18, 1995.

               (b) Opinion of Kramer, Levin, Naftalis, Nessen, Kamin & Frankel is incorporated herein by reference to Exhibit 10(b) to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A filed on
                         September 18, 1995.

               (c) Opinions of Wyatt, Tarrant & Combs are incorporated herein by reference to Exhibit 10(c) to Pre-Effective Amendment No. 2 to

                         Registrant's Registration Statement on Form N-1A filed on September 18, 1995.

          11. (a) Consent of Kramer, Levin, Naftalis, Nessen, Kamin & Frankel is filed herewith.

              (b)        Consent of KPMG Peat Marwick LLP is filed herewith.

          12. Unaudited Financial Statements for the period ended February 29, 1996.

          13. Investment Letters are incorporated herein by reference to Exhibit 13 to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A filed on September 18, 1995.

          14.            None.

          15.            None.

          16. Forms of performance computation are incorporated herein by reference to Exhibit 16 to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A filed on September 18, 1995.

          17.            Financial Data Schedules are filed herewith.


          18.            None.

ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

          None.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES


          Title of Class; Shares             Number of Record Holders
          ($0.001 par value)                 as of  December 31, 1995
                                             ------------------------

          Money Market Fund                               41

          Growth/Value Fund                               18

          Aggressive Growth Fund                          20

          Intermediate Bond Fund                          10

          Kentucky Tax-Free Fund                          14

          Tennessee Tax-Free Fund                          0

ITEM 27.  INDEMNIFICATION

          (1) Under the terms of the Registrant's Articles of Incorporation, to the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the corporation or its stockholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

          (2) The corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The corporation shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with law. The Board of Directors may, through a by-law, resolution or agreement, make further provisions for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Maryland General Corporation Law.

          (3) No provision of this Article SEVENTH shall be effective (i) to require a waiver of compliance with any provision of the Securities Act of 1933, or of the Investment Company Act of 1940, or of any valid rule, regulation or order of the Securities and Exchange Commission thereunder or (ii) to protect or purport to protect any director or officer of the corporation against any liability to the corporation or its stockholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

          (4) References to the Maryland General Corporation Law in this Article SEVENTH are to the law as from time to time amended. No amendment to the Articles of Incorporation of the corporation shall affect any right of any person under this Article SEVENTH based on any event, omission or proceeding prior to such amendment.

          (5) Under the terms of the Registrant's By-Laws, the corporation shall indemnify its directors to the fullest extent that indemnification of directors is permitted by the law. The corporation shall indemnify its officers to the same extent as its directors and to such further extent as is consistent with law. The corporation shall indemnify its directors and officers who while serving as directors or officers also serve at the request of the corporation as a director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, other enterprise or employee benefit plan to the same extent as its directors and, in the case of officers, to such further extent as is consistent with law. The indemnification and other rights provided by this Article shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. This Article shall not protect any such person against any liability to the corporation or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct").

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

          Describe any other business, profession, vocation or employment of a substantial nature in which each investment adviser of the Registrant, and each director, officer or partner of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner, or trustee.

          Trans Financial Bank and Mastrapasqua & Associates provide advisory services to the Registrant and its series. The directors and officers of Trans Financial Bank and Mastrapasqua & Associates have held the following positions of a substantial nature:

TRANS FINANCIAL BANK:

Name                         Position with Adviser     Other Business
----                         ---------------------     ---------------

Douglas M. Lester            Chairman of the Board,    Chairman of the Board,
                             President and Chief       President and Chief
                             Executive Officer         Executive Officer,
                                                       Trans Financial,  Inc.

Floyd H. Ellis               Vice Chairman of the      Vice Chairman of the
                             Board                     Board, Trans Financial,
                                                       Inc.; President, Warren
                                                       Rural Electric Co-op
                                                       Corporation; Farmer

Barry D. Bray                Director, Executive Vice  Director, Executive
                             President, and Chief      Vice President and
                             Credit Officer            Chief Credit Officer,
                                                       Trans Financial, Inc.;
                                                       Chief Credit Officer,
                                                       Trans Financial Bank,
                                                       F.S.B.; Director and
                                                       Chief Credit Officer,
                                                       Trans Financial Bank
                                                       Tennessee, N.A.

Name                         Position with Adviser     Other Business
----                         ---------------------     ---------------

Mary D. Cohron               Director                  Director, Trans
                                                       Financial, Inc.; Owner
                                                       Greencastle Farms, Inc.

J. David Francis             Director                  Director, Trans
                                                       Financial, Inc.;
                                                       Retired; Former Judge,
                                                       Circuit Court

Roy E. Gaddie                Director                  Director, Trans
                                                       Financial, Inc.;
                                                       Retired; Business
                                                       Consultant

John B. Gaines               Director                  Director, Trans
                                                       Financial, Inc.;
                                                       President, News
                                                       Publishing Company,
                                                       Master Printers, Inc.
                                                       and Daily News
                                                       Broadcasting

David B. Garvin              Director                  Director, Trans
                                                       Financial, Inc.;
                                                       Chairman of the Board,
                                                       Camping World, Inc.

Wayne Gaunce                 Director                  Director, Trans
                                                       Financial, Inc.;
                                                       President, Gaunce
                                                       Management,  Inc.,
                                                       Caveland, Inc.;
                                                       Director, Papa John's
                                                       International, Inc.

C.C. Howard Gray             Director                  Director, Trans
                                                       Financial, Inc.;
                                                       President, James N.
                                                       Gray Construction Co.,
                                                       Inc.

Name                         Position with Adviser     Other Business
----                         ---------------------     ---------------

Charles A. Hardcastle        Director                  Director, Trans
                                                       Financial, Inc.;
                                                       President, B.G.
                                                       Chemicals, Inc., B.G.
                                                       Paper Company,
                                                       Consolidated Sanitary
                                                       Supply; Owner,
                                                       Hardcastle Company,
                                                       Southland
                                                       Manufacturing, Ashley
                                                       Center,  Inc., Shoppers
                                                       Warehouse, Inc. and Ky.
                                                       Wood Products

Carroll Knicely              Director                  Director, Trans
                                                       Financial, Inc.;
                                                       President, Associated
                                                       Publications, Inc.;
                                                       Chairman, West Kentucky
                                                       Corporation; Real
                                                       estate developer

C. Cecil Martin              Director                  Director, Trans
                                                       Financial, Inc.;
                                                       President, Center of
                                                       Insurance, Inc.

Harold T. Matthews           Director and Region
                             President, Glasgow,
                             Kentucky

Joseph I. Medalie            Director                  Director, Trans
                                                       Financial, Inc.;
                                                       Retired; Former Vice-
                                                       Chairman of the Board,
                                                       Fruit-of-the-Loom, Inc.

Name                         Position with Adviser     Other Business
----                         ---------------------     ---------------

James D. Scott               Director                  Director, Trans
                                                       Financial, Inc.; Owner,
                                                       Scotty's Contracting
                                                       and Stone Co., Inc.

Charles M. Stewart           Director                  Director, Trans
                                                       Financial, Inc.;
                                                       Retired; Business
                                                       Consultant

William B. Van Meter         Director                  Director, Trans
                                                       Financial, Inc.;
                                                       Chairman, Van Meter
                                                       Insurance Agency, Inc.;
                                                       Owner, Van Meter
                                                       Instruments

Thomas R. Wallingford        Director                  Director, Trans
                                                       Financial, Inc.;
                                                       Retired; Former
                                                       Chairman of the Board
                                                       and President, Kentucky
                                                       Community Bancorp, Inc.

Vince A. Berta               Executive Vice President  Executive Vice
                                                       President, Trans
                                                       Financial, Inc.;
                                                       Director, Trans
                                                       Financial Bank, F.S.B.

Tommy Cole                   Executive Vice President  None

Dallas Layne                 Executive Vice President  None
                             and Region Senior Loan
                             Officer

Peggy Loafman                Executive Vice President  None

Ron Szejner                  Executive Vice President  Chief Trust Officer,
                             and Chief Trust Officer   Trans Financial, Inc.

Name                         Position with Adviser     Other Business
----                         ---------------------     ---------------

Jay B. Simmons               Senior Vice President     Senior Vice President,
                             and Assistant Secretary   General Counsel and
                                                       Secretary, Trans
                                                       Financial, Inc.,
                                                       Director, Trans
                                                       Financial Bank, F.S.B.

Bob Canada                   Region President          None
                             Maysville, KY

Dan Stratton                 Region President,         None
                             Pikeville, KY

Sam Bready                   Vice President            Vice President, Trans
                                                       Financial Mortgage
                                                       Company

Denise Kelley                Vice President            Vice President, Trans
                                                       Financial Mortgage
                                                       Company

Mike Norris                  Vice President            President, Trans
                                                       Financial Mortgage
                                                       Company

Jim Oliver                   Vice President            Executive Vice
                                                       President, Trans
                                                       Financial Mortgage
                                                       Company

Edward R. Matthews           Treasurer and Chief       Treasurer and Chief
                             Financial Officer         Financial Officer,
                                                       Trans Financial, Inc.;
                                                       Treasurer, Trans
                                                       Financial Bank
                                                       Tennessee, N.A., and
                                                       Trans Financial Bank,
                                                       F.S.B.

Name                         Position with Adviser     Other Business
----                         ---------------------     ---------------

Ron Pigeon                   Controller                Controller, Trans
                                                       Financial, Inc., Trans
                                                       Financial Bank
                                                       Tennessee, N.A. and
                                                       Trans Financial Bank,
                                                       F.S.B.

Kim Witherspoon              Secretary and Executive   Assistant Secretary,
                             Administrative Officer    Trans Financial, Inc.

Bill Wright                  Accounting Officer        Accounting Officer,
                                                       Trans Financial Bank
                                                       Tennessee, N.A. and
                                                       Trans Financial Bank,
                                                       F.S.B.

MASTRAPASQUA & ASSOCIATES, INC.


Name                     Position with Sub-Adviser    Other Business
----                     -------------------------    ---------------

Frank Mastrapasqua       President  and Chief         Director, Trans
                         Executive Officer            Financial,  Inc.; Vice
                                                      President, Management
                                                      Plus Associates, Inc.;
                                                      Affiliated with M&M
                                                      Partners,  Inc.

Thomas A. Trantum        Senior Vice President        Secretary, Management
                                                      Plus Associates,  Inc.;
                                                      Director, Phoenix
                                                      Ventures; Adjunct
                                                      Professor, Massey
                                                      Graduate School of
                                                      Business

ITEM 29.  PRINCIPAL UNDERWRITERS

          (a) Forum Financial Services, Inc., the Registrant's underwriter, serves as underwriter to Norwest Funds, Norwest Select Funds, Schroder Capital Funds, Inc., Stone Bridge Funds, Inc., Forum Funds, Inc., Sound Shore Fund, Inc., The Milestone Funds, Monarch Funds and The Cutler Trust.

          (b) John Y. Keffer is President and Secretary of Forum Financial Services, Inc. David R. Keffer is Vice President and Treasurer of Forum Financial Services, Inc. Their business addresses are Two Portland Square, Portland, Maine 04101.

          (c)  Not applicable.


ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

          The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 (the "1940 Act") and the Rules thereunder are maintained at the offices of Forum Financial Services, Inc. and Forum Financial Corp., Two Portland Square, Portland, Maine 04101. The records required to be maintained under Rule 31a-1(b)(1) with respect to journals of receipts and deliveries of securities and receipts and disbursements of cash are maintained at the offices of the Registrant's custodian, as listed under "Management of the Company - Custodian" in Part B to this Registration Statement.


ITEM 31.  MANAGEMENT SERVICES

          Not applicable.


ITEM 32.  UNDERTAKINGS

          (1) Registrant undertakes to file a post-effective amendment, using financial statements which need not be certified within four to six months from the effective date of registrant's 1933 Act registration statement, or the initial public offering thereof, whichever is later.

          (2) Registrant undertakes that, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, a shareholder meeting will be called for the purpose of voting upon the removal of a director or directors and that communications with other shareholders will be assisted as provided by Section 16(c) of the 1940 Act.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this amendment to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Louisville, and the State of Kentucky on this 26th day of March, 1996.

                                   TRANS ADVISER FUNDS, INC.


                                   By:/s/ Thomas A. Trantum
                                      ---------------------
                                           Thomas A. Trantum
                                           President


As required by the Securities Act of 1933, this amendment to the Registration Statement has been signed by the following persons in the capacities indicated on the 26th day of March, 1996.


/s/ Thomas A. Trantum                   President and Director
----------------------
Thomas A. Trantum

/s/Michael D. Martins                   Treasurer
----------------------
Michael D. Martins

          *                             Chairman of the Board and Director
----------------------
Gordon B. Davidson

          *                             Director
----------------------
Jerry E. Baker

          *                             Director
----------------------
William H. Lomicka

          *                             Director
----------------------
Charles K. McClure, III



*By:/s/Joanne Doldo
    ----------------------------
         Power of Attorney

                                  EXHIBIT INDEX





     Exhibit  11(a)      Consent of Kramer, Levin, Naftalis, Nessen, Kamin &
                         Frankel.

     Exhibit  11(b)      Consent of KPMG Peat Marwick, LLP.

     Exhibit 12 Unaudited Financial Statements for the period ended February 29, 1996

     Exhibit  27         Financial Data Schedules.